SBL FUND
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997

*Series A
 (Growth Series)

*Series B
(Growth-Income Series)

*Series C
 (Money Market Series)

*Series D
 (Worldwide Equity Series)

*Series E
 (High Grade Income Series)

*Series J
 (Emerging Growth Series)

*Series K
 (Global Aggressive Bond Series)

*Series M
 (Specialized Asset Allocation Series)

*Series N
 (Managed Asset Allocation Series)

*Series O
 (Equity Income Series)

*Series P
 (High Yield Series)

*Series S
 (Social Awareness Series)




[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

PRESIDENT'S LETTER
August 15, 1997


To Our Contractholders:

For the six months concluded June 30, 1997 the financial  markets again provided
positive   returns  for  investors.   This  is   particularly   true  for  those
contractholders who have funds in our equity portfolios.

MARKET PERFORMANCE IN THE FIRST SIX MONTHS

The first half of 1997 was a roller-coaster ride for fixed income investors. At the beginning of the year the bellwether thirty-year Treasury bond yielded 6.64%. By late April the yield had risen to 7.14% before it began its descent to 6.78% at the end of June. As you know, bond prices move inversely to yields, staging a "mirror" roller coaster ride which produced a 2.3% total return on the long Treasury bond for the period.

The equity markets, however, produced another six months of incredible performance. The Dow Jones Industrial Average Index returned 20.12% over the first half while the Standard and Poor's 500 Index increased 20.61%. The S&P Midcap 400 Index was less dramatic, generating 12.16% and the Russell 2000 Index, representing the small cap sector, also lagged its large-cap counterparts but still produced a very respectable 10.17%. Clearly the markets were focused again on the larger capitalization companies, reflecting the growing tendency of money managers to prefer liquid issues for investment of new cash flows.

WHAT IS FUELING THE STRONG MARKETS?

The overriding economic theme for the first six months of 1997 was declining secular inflation pressures, not just in the U.S. but globally as well. The economy continues to grow at a steady pace, one which we expect to decline from the torrid 5.9% annualized rate of the first quarter to a more sustainable 2.75% to 3% for the balance of the year. We believe that it is possible to have growth in this range without reigniting inflation.

This "steady growth, low inflation" picture should create an opportunity for further declines in long-term interest rates. At the same time, the continuation of the second-longest period of uninterrupted economic growth in post-World War II history can create a climate which will take the equity markets to record high ground.

KEEP THE LONG TERM PICTURE IN MIND

This is the stuff of which bull markets are made, and we clearly are enjoying one of record proportions. However, we caution that increased volatility in the financial markets creates the potential for sudden sharp downdrafts. These can trap the unwary investor into becoming a trader in response to the schizophrenia created by daily market noise. It is more important than ever to maintain a disciplined approach to investing with a long-term financial plan.

As always, we invite your questions and comments. We appreciate your continuing investment in Security products. Sincerely,

JOHN  CLELAND

John Cleland, President
The Security Funds

SERIES A (GROWTH SERIES)
August 15, 1997


The Growth Series of the SBL Fund returned a very attractive 16.78% in the first six months of 1997(1). Although the Series lagged the 20.61% return of the S&P 500 Index, it was stronger than its peer group average of 13.57% for the same time period. In an absolute sense the Series turned in an outstanding first half for its investors.

COMPARISONS WITH THE BENCHMARK INDEX

This was a period in which performance was held back more by what we didn't own than by what was in the portfolio. One of the primary reasons the Series lagged its benchmark S&P 500 Index was an underweighting in some financial areas. Regional banks as a group performed very well; unfortunately, the portfolio was underweighted relative to the benchmark in this sector. Conversely, we held an overweight position in money center banks which underperformed during the period. The telecommunications sector, another area in which we were underinvested relative to the S&P Index, also had an outstanding six months.

Continuing the "what we didn't own" theme, Coca Cola Company makes up 2.5% of the S&P 500 Index, and General Electric Company another 3%. These two stocks returned 29.8% and 32.2% respectively during the six months. We didn't own Coca Cola Company, and held only a 1.67% weight in General Electric Company.

FAVORABLE INDUSTRY WEIGHTINGS

On the other, more favorable, side of the coin, there were many sector weightings in the portfolio which helped performance. An overweighting in health care issues relative to the benchmark index added to total performance as issues such as Bristol-Myers-Squibb Company continued their above-average growth. Our holdings in consumer nondurable goods companies, including Procter & Gamble Company and Colgate-Palmolive Company, also did very well over the six months. Insurance company stocks like our position in Allstate Corporation outperform as a general rule when interest rates decline.

Our Microsoft Corporation stock was a strong performer, rising sharply in mid-April after the company reported a third-quarter earnings increase of 85%. The Series benefited from an underweighting in the energy sector as well when this area performed weakly in the first half.

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SERIES A (GROWTH SERIES)
August 15, 1997


WHAT'S AHEAD FOR THE SECOND HALF

Our plans for the remainder of the year are to "stay the course." At this time we anticipate no major changes in the general nature of the portfolio holdings. We are expecting some moderation in the rate of economic growth, with earnings continuing to be strong in sectors such as consumer nondurable goods and health care. If interest rates continue to decline as we believe they will, our insurance company issues will still do well. We have increased our holdings in the regional bank sector, which would also benefit from falling interest rates. We will maintain our focus on consistent high growth companies, particularly those with earnings derived from international as well as domestic exposure.


Terry Milberger
Senior Portfolio Manager


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                               1 Year     5 Years     10 Years
                  Series A      27.9%      19.5%       13.6%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                            TOP 5 EQUITY HOLDINGS**
                            SERIES A - GROWTH SERIES

                   Bristol-Myers Squibb Company .......  1.9%
                   Microsoft Corporation ..............  1.7%
                   AlliedSignal, Inc ..................  1.6%
                   ADT, Ltd. ..........................  1.6%
                   General Electric Company ...........  1.6%

                   ** At June 30, 1997

SERIES B (GROWTH-INCOME SERIES)
August 15, 1997


The Growth-Income Series of the SBL Fund returned a rewarding 15.45% in the first six months of 1997, close to its peer group average of 15.81%(1). As you know, the stock markets have experienced another period of incredible returns, with the Standard and Poor's 500 Index rising 20.61%. Our blended benchmark index, consisting of 80% S&P 500 Index and 20% Lehman Brothers Aggregate High Yield Bond Index, generated a six-month return of 17.65%.

PORTFOLIO MIX

The portion of the portfolio invested in high yield bonds, while outperforming its benchmark index, has held back performance on the overall portfolio throughout this period of strong stock markets. Even though high yield bonds have been the star performers in the domestic fixed income investment realm for the first half of the year, they have still vastly underperformed equities. The 20% of the portfolio allocated to bonds was reduced to 15% late in the first half, and may be reduced further in coming months.

In the 80% of the Series allocated to equities (which has recently been raised to 85%), the emphasis is still heavily on growth stocks. The mix is a ratio of about four to one growth to value stocks.

POSITIVE AND NEGATIVE FORCES DURING THE FIRST HALF

A primary reason for underperformance relative to the benchmark index was an underweighting in the portfolio in certain sectors which performed very well in the index. These include some areas such as regional banks and telecommunications. Also hurting return was an overweighting in money center banks which, unlike their smaller regional counterparts, underperformed during the six months.

Those areas in which our selection added to performance included health care issues such as Bristol-Myers-Squibb Company and consumer nondurable goods companies like Procter & Gamble Company and Colgate-Palmolive Company. Our Allstate Corporation holdings did very well in a period of declining interest rates. We held a large position--2% of the equity portion of the portfolio--in Coca Cola Company stock, which rose nearly 30% in value in the first half of 1997.

SERIES B (GROWTH-INCOME SERIES)
August 15, 1997


PLANS FOR THE NEXT SIX MONTHS

As mentioned earlier, we will probably reduce the high yield bond portion of the portfolio a bit more in the second half. We anticipate no other major changes to the structure in the coming months, but will continue focusing on stocks of consistent high growth companies, emphasizing those with earnings derived from international as well as domestic exposure. We expect earnings to remain strong in the consumer nondurable goods and health care sectors. If interest rates continue to decline as we believe they will, interest-sensitive stocks should also outperform.


Terry Milberger
Senior Portfolio Manager


Tom Swank
Portfolio Manager


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                                1 Year     5 Years     10 Years
                   Series B      24.2%      16.1%       13.2%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                            TOP 5 EQUITY HOLDINGS**
                        SERIES B - GROWTH-INCOME SERIES

                   Procter & Gamble Company ...........  1.9%
                   Bristol-Myers Squibb Company .......  1.9%
                   Microsoft Corporation ..............  1.7%
                   Gillette Company ...................  1.7%
                   General Electric Company ...........  1.7%

                   ** At June 30, 1997

SERIES C (MONEY MARKET SERIES)
August 15, 1997


The total return on money market funds in the first half of 1997 was near that of its close relatives, the fixed income funds, as interest rates on thirty-year Treasury bonds fluctuated in a range roughly between 6.50% and 7.25%. The Money Market Series of SBL Fund posted a gain of 2.51% for the period, outpacing the 2.47% peer group average yield.(1) Money market funds, unlike longer-term fixed income securities, generally benefit from increases in short-term interest rates such as the one executed by the Federal Reserve Open Market Committee in March.

AVERAGE MATURITY TARGETS FOR THE SERIES

At June 30 the Money Market Series had a 48-day average maturity, six days shorter than that of the benchmark IBC Donoghue Money Fund Report. Our goal is to stay within a range of ten days more or less than the Donoghue average and avoid trying to outguess the markets by moving maturities sharply shorter or longer. Because of the short-maturity nature of money market assets we can quickly adjust to interest rate changes when they occur, without taking unnecessary maturity risk in this conservative portfolio.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO

The assets in SBL Fund's Money Market Series at the end of the six-month period consisted of 77% commercial paper, 10% federal agency securities, and 13% Small Business Administration issues. The commercial paper we purchase is entirely in the "top tier" of rating agency classifications, rated at least A1 by Standard and Poor's rating agency or P1 by Moody's. Federal agency holdings may from time to time include short-term securities issued by the Federal National Mortgage Association, the Federal Home Loan Bank, and Federal Farm Credit Banks.

The Small Business Association (SBA) holdings are fully guaranteed by the federal government as to timely payment of principal and interest. These issues, while bearing stated maturities in the twenty to thirty year range, are considered to be short-maturity paper because their interest rate resets periodically (usually monthly or quarterly). This enables the issues to carry coupons representing recent market levels, staying competitive with other short-term investment instruments.

OUTLOOK FOR THE NEXT SIX MONTHS

Interest rates have recently been declining on long-term bonds. Although this movement has some effect on short-term rates, until the Federal Reserve decides to lower their short rate targets, commercial paper and short-maturity agency interest rates should not drop substantially. We expect the Fed to maintain their cautious stance toward a rekindling of inflationary pressures, and therefore believe that money fund returns will not vary substantially in the near future.


Barbara Davison
Fixed Income Team

Series C is neither insured nor guaranteed by the U.S. Government and does not maintain a stable net asset value at $1.00 per share.


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                               1 Year     5 Years     10 Years
                  Series C      5.1%       3.5%         5.2%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1997


[LEXINGTON LOGO]    SUBADVISOR, LEXINGTON MANAGEMENT CORPORATION
                    PORTFOLIO MANAGERS, RICHARD SALER AND ALAN WAPNICK


The Worldwide Equity Series returned 12.70% during the six month period ending June 30, outpacing its peer group average of 12.50%(1). The benchmark Morgan Stanley Capital International World Index (MSCI Index) advanced 14.55%, with a large part of the return coming from its 45% weighting in United States stocks.

THE EFFECT OF U.S. WEIGHTINGS IN GLOBAL PORTFOLIOS

The United States equity market continued to power ahead with a first half gain as measured by the Standard & Poor's 500 Index of 20.61%. Due to the perceived risk of slow profit growth and lofty valuation levels, the Worldwide Equity Series maintained a relatively low U.S. exposure, as did most global funds. As a result, the benchmark MSCI Index easily outperformed most managed global funds.

The Series benefited from strong equity performance in Europe. For example, Switzerland posted a staggering 31.3% increase, while Spain advanced 20.7%. Emerging market holdings in Latin America performed well; however, these gains in the portfolio were offset by losses suffered in Malaysia and the Philippines.

MARKET PERFORMANCE AROUND THE WORLD

Equity markets are enjoying a historic climb in most countries as inflation worldwide continues to fall. There are other regional drivers moving stock prices, also. In Latin America economic recovery is leading to profit acceleration. European equities are advancing as investors anticipate European Monetary Union will become a reality, and this confidence has led to dramatic falls in interest rates as European rates converge with low German rates. Economic activity is accelerating from depressed levels across Europe, resulting in rising profit expectations. Many European companies are now undertaking the restructuring process already completed by many U.S. corporations, reducing costs and increasing profit margins.

Finally, even Japan, after a difficult start, has enjoyed positive returns so far in 1997 with a market gain of 8.7%. Japanese economic growth has accelerated, improving profits and investor confidence.

WHERE DO WE GO FROM HERE?

The challenge for investors today is quite high. Conditions are positive for stocks, yet much of

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1997


the good news seems to be already reflected in valuations. Given that markets have been and continue to be driven by excess liquidity, large companies have seen their stock prices soar. These same stocks will be most vulnerable when markets eventually decline.

As a result of this trend, we have discovered better value in smaller stocks like IMAX in Canada or JCG Holdings in Hong Kong. These growth stocks are not well known and can be purchased at a discount relative to large stocks with a similar growth outlook. Regionally the Series remains underweighted in the U.S. due to high valuation levels and a muted profit outlook.

Europe is attractive although many stocks are becoming extended. Japanese stocks may have a difficult second half as we expect that economy to slow and profits to disappoint. Opportunities in emerging markets, we believe, are best found in Latin America; the Mexican market looks especially attractive as profit growth accelerates in a falling interest rate environment. The Series is currently overweight in Canada, Latin America and Europe.


Richard Saler
Portfolio Manager


Alan Wapnick
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1997(1)

                               1 Year     5 Years     10 Years
                  Series D      17.6%      14.3%        4.2%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                            TOP 5 EQUITY HOLDINGS**
                       SERIES D - WORLDWIDE EQUITY SERIES

                  Bohler Uddeholm AG ...................  2.5%
                  Imax Corporation .....................  2.0%
                  Wienerberger Bautofindstrie AG .......  1.8%
                  Cemex "B" ............................  1.7%
                  Jefferson Smurfit Group ..............  1.7%

                  ** At June 30, 1997

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1997


The fixed income markets were volatile during the first half of 1997. The thirty-year Treasury bond began the year yielding 6.64% and finished June at 6.78%, rising as high as 7.14% in between. The total return for the long bond was only 2.3% over the six-month period. Corporate issues fared slightly better, as the Lehman Corporate Bond Index rose 3.07%. The High Grade Income Series of the SBL Fund returned 2.75% through June 30, slightly behind its peer group average of 2.84%.(1)

CONTRIBUTORS TO PERFORMANCE IN THE FIRST HALF

The Series underperformed in the first three months of 1997 primarily because of its position in bonds issued by property and casualty insurer Home Holdings. This company, which experienced problems among some of its insured risks, continued to decline in value and was ultimately sold from the portfolio.

While the first quarter's total return was negative, the second quarter's was much better, outperforming its peers over the three month period. Steps were taken to upgrade the overall credit quality of the holdings in the portfolio. The high yield portion is now concentrated in issues rated BB and B, the upper tiers of the high yield rating universe. Some of these issues have the potential to be upgraded to investment grade ratings in the not-too-distant future, which should add a capital gain return element to their attractive coupon rates.

HOW THE PORTFOLIO LOOKS NOW

At the end of June the sector composition of the portfolio was approximately 50.7% high grade corporate bonds, 20.4% Yankee bonds (U.S. dollar-denominated securities issued by foreign corporations), 16.9% high yield corporate issues, and about 12% mortgage-backed securities issues primarily by agencies of the U.S. Government. This sector diversification should give the Series some downside protection because the various sectors will not always move up or down in value in tandem.

The average rating of the bonds in the portfolio is A-, with an average coupon of 7.82%. Average duration of the securities is about 6.6 years, slightly longer than that of the benchmark Lehman Corporate Bond Index duration of 5.88 years.

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1997


LOOKING TO THE SECOND HALF

We plan to increase the allocation of high yield bonds to be nearer 20% of total assets early in the second half. We are also working to reduce the block size of issues in the portfolio so that each issuer will represent 2.5% or less of total assets, in order to achieve further diversification.

The High Grade Income Series' portfolio, with these changes, will be well positioned for the coming months. We will maintain our emphasis on maintaining a neutral duration and diversification among sectors and asset classes. The mortgage-backed securities and Yankee bonds provide cash flow through their generally higher coupon interest rates than other classes. Finally, fundamentally improving stories among our high yield credits provide the potential for added return through capital gain.


Tom Swank
Portfolio Manager


Steven M. Bowser
Portfolio Manager


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                               1 Year     5 Years     10 Years
                  Series E      5.7%       5.9%         7.6%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                  ASSET MIX**
                      SERIES E - HIGH GRADE INCOME SERIES

                   Corporate Bonds ...................  76.7%
                   Trust Preferred Securities ........   4.8%
                   Mortgage Backed Securities ........  14.6%
                   Government Securities .............   0.4%
                   Cash & Equivalents ................   3.5%

                   ** At June 30, 1997

SERIES J (EMERGING GROWTH SERIES)
August 15, 1997


In the midst of generally robust stock markets, small cap and midcap stocks continued to underperform. By most measures, their returns were very attractive. The Standard & Poor's 400 Midcap Growth Stock Index rose 14.95% in the first half, and the small-cap Russell 2000 Index was up 10.17%. It is only when compared with their larger counterparts that these returns seem less than ideal.

RELATIVE PERFORMANCE OF THE SERIES VERSUS ITS PEERS

The Emerging Growth Series returned 5.97% over the six months, trailing the average 9.68% performance of its peer group of funds(1). The Series was hit hard in the February and March stock market correction primarily because of its orientation toward consistent growth companies. In periods when interest rates are rising and uncertainty about corporate earnings abound, value stocks frequently outperform growth issues.

Some of this damage was repaired in the second quarter when growth issues recaptured part of their previous losses. The general recovery of the small and midcap sectors of the stock markets during this period also helped the portfolio overall to regain earlier losses. Issues which have performed very well include Dell Computer which gained over 120% during the first half of 1997, money manager Franklin Resources which rose almost 60%, and State Street Corporation, up over 40%.

SMALL CAP AND MIDCAP MARKET OUTLOOK

If economic growth should weaken from its strong first-half pace, small cap and midcap companies would be more likely to outperform the larger issues because their earnings growth would look better by comparison. In addition, a slowing in the pace of initial public offerings has allowed the supply/demand ratio to move closer to normal, strengthening the foundation of the small cap markets.

A reduction in the capital gains tax would be beneficial for the smaller company stocks, since more of their increase in value tends to come from capital appreciation instead of dividends. The outlook for the tax cut seems favorable at the present time; factors not yet known are who the recipients of the cut will be and when it will become effective. Although the initial impact on the stock markets might be a period of decline as investors take advantage of the opportunity to sell their stocks, the longer-term effect will in all likelihood be to benefit the small cap and midcap issues.

SERIES J (EMERGING GROWTH SERIES)
August 15, 1997


PLANS FOR THE NEXT SIX MONTHS

In general we plan to keep the portfolio weighted toward the midcap portion of the market, as investors appear to still be avoiding the smaller companies. We will maintain our focus on higher-quality companies with good earnings consistency and strong management. It is anticipated that our sector weightings will be held close to that of our benchmark index, with substantial weights in technology, health care, and interest sensitive issues. We view any corrections in the markets as excellent buying opportunities.


Cindy Shields
Portfolio Manager


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                                 1 Year     Since Inception
                                               (10-1-92)
                    Series J      8.0%           16.0%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                               TOP 5 INDUSTRIES**
                       SERIES J - EMERGING GROWTH SERIES

                        Retail Trade ............  8.5%
                        Computer Software .......  8.5%
                        Business Services .......  6.5%
                        Semiconductors ..........  6.3%
                        Computer Systems ........  6.0%

                        ** At June 30, 1997

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
August 15, 1997


[LEXINGTON LOGO]    [MFR LOGO]
SUBADVISORS, MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT CORPORATION PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON


The first half of 1997 saw mediocre returns for the global fixed income investor. The Global Aggressive Bond Series' total return of 2.43% for the period placed it above the median in its peer group which averaged 1.73%(1).

HOW WORLD BOND MARKETS LOOKED

Many of the world's developed government bond markets performed reasonably well. The average ten-year bond yield of the G-7 countries (Germany, France, United Kingdom, Italy, Japan, Canada and the United States) started the year yielding 6.02% and fell to 5.82% during the first six months. The United States was the only country in the group that experienced a rise in its ten-year bond yields. Although most global bond returns were attractive, they became mediocre for U.S. investors when the value of the U.S. dollar rose against most European currencies.

The two major European anchor countries, Germany and France, remained in the economic doldrums. Constrained by the economic guidelines of the rapidly approaching European Monetary Union (EMU), neither country has the fiscal latitude needed to jump start its economy. This continued anemic economic growth outlook combined with the large short-term interest rate differentials between core Europe and the U.S. (Germany's three-month interest rates are 2.5% below the U.S.) pushed the U.S. dollar up approximately 11% versus the German currency in the first half of 1997. This decline more than offset interest income and bond gains and resulted in the benchmark Lehman Brothers Global Bond Index declining 1.58% for the period.

PERFORMANCE OF THE GLOBAL AGGRESSIVE BOND SERIES

The Series owed much of its 2.43% return to its investment in dollar denominated high yield bonds. This category includes Brady bonds, U.S. high yield corporate debt and dollar denominated mortgages. All of these sectors saw their interest rate spreads narrow versus U.S. Treasury securities as investors around the world sought relatively high yielding securities. With yields in the G-7 countries averaging about 5.8% on June 30, this comes as no surprise.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
August 15, 1997


A LOOK AHEAD

We are optimistic about the Series' return for the second half of 1997. The global interest rate environment should remain friendly with subdued inflation the most important contributor. In addition, we believe that most of the bad news regarding Europe has been priced into the U.S. dollar. These factors, combined with a continued flow of funds into the high yield bond sectors, bode well for the Global Aggressive Bond Series.


Maria Fiorini Ramirez
Portfolio Manager


Denis Jamison
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)


                                 1 Year     Since Inception
                                               (6-1-95)
                    Series K      12.1%          11.0%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                TOP 5 COUNTRIES*
                    SERIES K - GLOBAL AGRESSIVE BOND SERIES

                          United States .......  11.6%
                          Canada ..............   9.6%
                          Denmark .............   9.3%
                          Greece ..............   7.4%
                          Hungary .............   6.2%

                          * At June 30, 1997

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
August 15, 1997


[MERIDIAN LOGO]  MANAGED BY SECURITY MANAGEMENT COMPANY
                 RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION


The extremely strong U.S. stock markets made returns on asset allocation funds pale in comparison. In periods such as we have experienced so far this year, any fund invested in asset classes other than U.S. stocks will underperform. Investors in these types of funds recognize that the diversification of asset classes generally provides reduced volatility, and can provide an added measure of safety when markets decline. The peer group average for the Specialized Asset Allocation Series rose 9.96% in the first half of 1997, while the Series itself posted a 7.39% gain.(1)

CONTRIBUTORS TO PERFORMANCE IN FIRST HALF

Sometimes allocation choices seem jinxed. Meridian Asset Management recommended changes three times during the past six months. Each worked very well for awhile, and then lost ground to the raging bull market. In late February, they suggested that we sell our remaining real estate stock holdings. The benchmark Wilshire Real Estate Securities Index, which stood at a reading of about 100 at the time, subsequently dropped below 95 before resuming its upward move and closing the period above 104.

In early March Meridian suggested that we reduce our U.S. equity position by 10% to be 24.8% of the portfolio, and our U.S. bond holdings to 15% from almost 22% of assets. As with real estate, following the earlier recommendation, stocks and bonds initially dropped in value from their levels at the time of the portfolio change, and then began rising again.

The third recommendation, a move of 10% of assets into gold on May 7, seemed well-timed as gold stocks rose sharply in the days following the change. But after the Australian central bank announced in June that it had earlier sold a large quantity of its gold reserves, gold stocks departed from overall equity market movements and fell sharply.

EQUITY ASSET CLASSES REVISED

In May Meridian reclassified many of the industry designations in their model portfolio in response to the introduction of a broader S&P industry grouping. The S&P's new "Super 1500" list of industries replaces the 67 classifications previously used, and provides a more descriptive and more narrowly defined index. This change does not affect overall allocation strategies, but allows for better usage of industry

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
August 15, 1997


designations within the U.S. equity portion of the portfolio.

PLANS FOR THE SECOND HALF OF 1997

The outlook for the U.S. bond market for the balance of the year is positive, given the low level of inflation, the steady decline in commodity prices, and steady economic growth conditions that prevail currently. We expect this atmosphere to continue through the next six months, and plan to adjust bond holdings from time to time accordingly.

Meridian remains skeptical on the domestic stock markets. At their current high levels, and even with the support of lower bond yields, the danger remains for a substantial correction. International equity markets have lagged the performance of the U.S. markets in dollar terms. In Meridian's view select foreign countries such as Italy and Japan are likely to outperform their U.S. counterparts in the months to come. Accordingly, the foreign stock portion of the portfolio may be increased. Cash continues to be the least rewarding asset class to hold, and will probably be reduced to a very small percentage of assets going forward.


Jane Tedder
Senior Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                                 1 Year     Since Inception
                                               (6-1-95)
                    Series M      14.7%          14.0%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                          MERIDIAN TARGET ALLOCATION*
                 SERIES M - SPECIALIZED ASSET ALLOCATION SERIES

                     U.S. Equities .................  24.8%
                     International Equities ........  29.9%
                     U.S. Bonds ....................  15.0%
                     International Bonds ...........  00.0%
                     Gold ..........................  10.0%
                     Real Estate ...................  00.0%
                     Cash ..........................  20.3%

                     * At June 30, 1997

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1997


[T. ROWE PRICE LOGO]
SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER, NED NOTZON


After a dull first quarter in which U.S. stocks eked out a positive return and most bonds declined, both rallied in the second quarter of 1997. Stocks were particularly strong, returning 20.61% over the six months as measured by the S&P 500 Index, while the Lehman Brothers Aggregate Bond Index rose 3.09%. International stock markets also performed well. Bonds of established foreign markets trailed their U.S. counterparts, and those of emerging markets had the highest returns in the fixed income sector overall.

A LOOK AT THE MARKETS

Market sentiment was dampened in the first quarter by signs of extremely strong economic growth, rising interest rates, and anticipation of a tightening by the Federal Reserve. As the second quarter progressed, however, investor confidence recovered and soared. Nevertheless, performance among the various stock market sectors was uneven, with some sharp though brief declines.

On the whole, foreign stock markets performed well, although behind the U.S. market. Emerging markets led the way, especially Latin America, up over 40% for the six months. Europe was strong and Japan rebounded, helped by a strengthening of the yen versus the dollar. For the first half, however, the dollar's generally strong showing dampened returns on foreign stocks and bonds for U.S. investors.

PORTFOLIO PERFORMANCE DURING THE FIRST HALF

The Managed Asset Allocation Series performed very well when compared with its peer group, returning 11.65% in the first half of the year versus the peer group average return of 10.19%(1). The Series' benchmark index, a blend of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, returned 13.60% for the period.

Sector exposures in the Series have changed very little from the end of 1996. We continue to take a slightly defensive posture given the recent run-up in equity valuations. Therefore, the Series is underweighted in equities versus the benchmark. In the second quarter, the cash position was increased about 1% at the expense of the equity sector. In the equity portion, we continue to overweight foreign versus domestic stocks. In the bond sector we are overweighting high yield bonds, while underweighting foreign issues. We are about neutral in our allocation to investment grade bonds, including cash.

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1997


OUR SECOND HALF OUTLOOK

The Federal Reserve seems to be on hold regarding interest rate changes for now. There is no indication that further rate hikes are likely in the near future. We do not expect any significant shifts in bond yields from their current levels. The domestic stock market continues to climb. Even with the labor market as tight as it has been, corporations have yet to experience the high labor costs that could hurt earnings.

Although we believe that many stocks are highly valued, the domestic market appears on track to generate another year of solid returns. Overseas, world economies continue to recover and Japan seems to have emerged from its long period of stagnation. We expect international markets to provide sound investment opportunities in coming months.


Ned Notzon
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                                 1 Year     Since Inception
                                               (6-1-95)
                    Series N      21.1%          17.9%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                             TOP 5 EQUITY SECTORS*
                   SERIES N - MANAGED ASSET ALLOCATION SERIES

                       Interest Sensitive ........  16.2%
                       Consumer Staples ..........  13.2%
                       Basic Materials ...........  12.7%
                       Energy ....................  10.1%
                       Technology ................   8.1%

                       * At June 30, 1997

SERIES O (EQUITY INCOME SERIES)
August 15, 1997


[T. ROWE PRICE LOGO]     SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
                         PORTFOLIO MANAGER, BRIAN C. ROGERS


Ending strong in 1996, the equity market continued to advance sharply in the first half of 1997. The year began slowly with the market up only modestly in the first several months. April, May and June, however, were another matter altogether as the combination of good corporate earnings growth, generally stable interest rates, and strong investor demand for equities fueled a sharply rising, almost frenzied, equity market.

PERFORMANCE COMPARISON WITH PEER FUNDS AND BENCHMARK INDEX

The Equity Income Series trailed the broad market in this environment, returning 14.49% for the six months compared with 20.61% for the benchmark Standard & Poor's 500 Index(1). Its return was closer to that of its peer group average of 16.83%. Often, in sharply rising markets, conservative funds like the Equity Income Series tend to advance at a moderate pace. Nonetheless, given our conservative charter, we are reasonably pleased with the fund's six-month return.

STRATEGY DURING THE FIRST HALF

What's a conservative, value-oriented fund to do in a market environment like the first half of 1997? Our strategy has been to focus on risk even more than we do typically. While we did not alter the overall asset allocation of the fund, we did reduce our investments in a number of companies that have performed well and no longer appear as undervalued as they once did. We always distinguish between the quality of a company and the price of a company's stock.

Several of our larger sales represent investments in some of the world's great companies such as Warner-Lambert Company, Honeywell, Inc., and General Electric Company. When the market fully values a company's equity, our valuation discipline prompts us to "recycle" these holdings into more reasonably valued companies with attractive upside potential and relatively low downside risk.

We added to or initiated positions in companies such as Dow Chemical Company, Knight-Ridder, Inc., General Motors Corporation and Duke Energy Corporation. These companies share the characteristics of attractive relative valuations, high relative dividend yields, and in our opinion good upside potential and moderate downside risk. We purchased smaller positions in a number of other electric utilities, one of the few groups not to participate in the market's advance.

SERIES O (EQUITY INCOME SERIES)
August 15, 1997


SUMMARY AND OUTLOOK

As we entered 1997, the last thing we expected was a market advance as sharp as that which we experienced in the first half. At year end we encountered a "delinkage" which occurred as stock prices surged at a much faster rate than did corporate earnings and dividends. This "delinkage" is even more true today after the first half's strong advance. We will continue to follow our conservative investment approach because there are always interesting investment opportunities in any market environment. From an expectations standpoint, however, we believe that the going is likely to get tougher sometime between now and the end of the year.


Brian C. Rogers
Portfolio Manager


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 1997(1)

                                 1 Year     Since Inception
                                               (6-1-95)
                    Series O      27.3%          26.0%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                             TOP 5 EQUITY HOLDINGS*
                        SERIES O - EQUITY INCOME SERIES

                    Mellon Bank Company ..............  1.6%
                    Dow Chemical Company .............  1.6%
                    Atlantic-Richfield Company .......  1.5%
                    Exxon Corporation ................  1.4%
                    General Electric Company .........  1.3%

                    * At June 30, 1997

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1997


Performance of the Social Awareness Series in the first half of 1997 lagged that of the benchmark Domini Social 400 Index. The Series had a very respectable six-month return of 11.01%, while the large-cap oriented Domini Index returned 21.83%(1). The greatest part of the shortfall occurred in the first quarter, when the Series had some exposure to small and mid-cap stocks. In March we decided to move up the capitalization ladder toward the larger companies. As a result, in the second quarter our 15.49% return outperformed the peer group average of 14.25%, although still slightly underperforming the benchmark's 17.82% return for the quarter.

CONTRIBUTORS TO IMPROVING PERFORMANCE

Because of the small size of the Series, changes can be made fairly quickly when prudent to do so. The average market capitalization after making adjustments beginning in March and continuing into the second quarter now stands at about $33 billion. Many of the larger company stocks have contributed strongly to total return. For example, Microsoft rose 53% in the first half of 1997, Procter & Gamble increased 32%, and Coca-Cola was up 30% in the same period. Other stocks in the portfolio increased by greater percentages, but made up a smaller portion of total assets so had less impact. Many major pharmaceutical companies such as Schering-Plough and Merck & Company were also outstanding performers.

CURRENT EVENTS IN THE SOCIAL AWARENESS INVESTING ARENA

As always, we vote our proxies in accordance with the dictates of our social screens. The leading issues throughout "proxy season" in 1997 were the environment, tobacco, workplace diversity, and human rights. A major event is taking place as the settlement nears completion between the tobacco companies and states suing for recovery of health costs related to smoking (we have no exposure to tobacco in our portfolio.) The American Medical Association has encouraged its physician members to check their holdings carefully in order to be fully aware of what they are supporting with their investment dollars. We are pleased that our publicly offered Security Social Awareness Fund has been included on the AMA's list of approved funds for investment by its members.

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1997


LOOKING TO THE NEXT SIX MONTHS

Our plans for the balance of 1997 are to continue to focus on the larger capitalized companies whose earnings have shown consistent growth. We will continue to closely monitor our social screens and to follow the happenings in the social investing industry, watching for new developments and resolution of continuing issues.


Cindy Shields
Portfolio Manager


                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF JUNE 30, 1997(1)

                            1 Year     5 Year     Since Inception
                                                     (5-1-91)
               Series S      15.0%      17.2%          14.0%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                             TOP 5 EQUITY HOLDINGS*
                       SERIES S - SOCIAL AWARENESS SERIES

                     Coca-Cola Company ..............  3.5%
                     Microsoft Corporation ..........  3.2%
                     Merck & Company, Inc. ..........  3.0%
                     Intel Corporation ..............  3.0%
                     Procter & Gamble Company .......  2.6%

                     * At June 30, 1997

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES A (GROWTH)

                                                      NUMBER          MARKET
COMMON STOCKS                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

ADVERTISING - 1.5%
Omnicom Group, Inc. ...........................        200,000   $   12,325,000

AEROSPACE & DEFENSE - 1.5%
McDonnell Douglas Corporation .................        180,000       12,330,000

BROADCAST MEDIA - 1.1%
Tribune Company ...............................        200,000        9,612,500

BANKING & FINANCE - 4.2%
Bank of New York Company, Inc. ................        200,000        8,700,000
Chase Manhattan Corporation ...................        120,000       11,647,500
Northern Trust Corporation ....................        200,000        9,675,000
Norwest Corporation ...........................        100,000        5,625,000
                                                                  -------------
                                                                     35,647,500

CHEMICALS - BASIC - 1.1%
Monsanto Company ..............................        225,000        9,689,063

CHEMICALS - SPECIALTY - 2.2%
Nalco Chemical Company ........................        200,000        7,725,000
Praxair, Inc. .................................        200,000       11,200,000
                                                                  -------------
                                                                     18,925,000
COMPUTER SERVICES - 0.9%
Computer Sciences Corporation* ................        100,000        7,212,500

COMPUTER SOFTWARE - 2.5%
BMC Software, Inc.* ...........................        130,000        7,198,750
Microsoft Corporation*                                 110,000       13,901,250
 ..............................................                   -------------
                                                                     21,100,000

COMPUTER SYSTEMS - 2.0%
Compaq Computer Corporation* ..................         80,000        7,940,000
International Business Machines Corporation ...        100,000        9,018,750
                                                                  -------------
                                                                     16,958,750

CONGLOMERATE - 6.8%
AlliedSignal, Inc. ............................        160,000       13,440,000
Canadian Pacific, Ltd. ........................        400,000       11,375,000
Rockwell International Corporation ............        150,000        8,850,000
U.S. Industries, Inc.* ........................        350,000       12,468,750
United Technologies Corporation ...............        130,000       10,790,000
                                                                  -------------
                                                                     56,923,750
CONSUMER SERVICES - 1.6%
ADT, Ltd.* ....................................        400,000       13,200,000

DATA NETWORKING - 1.1%
3Com Corporation* .............................         60,000        2,700,000
Cisco Systems, Inc.* ..........................        100,000        6,712,500
                                                                  -------------
                                                                      9,412,500

ELECTRIC MACHINERY & ELECTRONIC
  COMPONENTS - 1.6%
General Electric Company ......................        200,000       13,075,000


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

ELECTRONICS - INSTRUMENTATION - 1.7%
Perkin-Elmer Corporation ......................        120,000   $    9,547,500
Teradyne, Inc.* ...............................        125,000        4,906,250
                                                                  -------------
                                                                     14,453,750

ENERGY EXPLORATION - PRODUCTION - 1.2%
Louisiana Land & Exploration Company ..........        170,000        9,711,250

ENERGY SERVICES - 1.1%
Halliburton Company ...........................        115,000        9,113,750

ENTERTAINMENT - 1.2%
Carnival Corporation (Cl. A) ..................        240,000        9,900,000

FINANCIAL SERVICES - 2.0%
Federal Home Loan Mortgage Corporation ........        180,000        6,187,500
Federal National Mortgage Association .........        240,000       10,470,000
                                                                  -------------
                                                                     16,657,500

FOOD & BEVERAGES - 5.0%
CPC International, Inc. .......................        120,000       11,077,500
ConAgra, Inc. .................................        180,000       11,542,500
PepsiCo, Inc. .................................        300,000       11,268,750
Sara Lee Corporation ..........................        200,000        8,325,000
                                                                  -------------
                                                                     42,213,750

FOOD PROCESSING - 0.6%
Archer-Daniels-Midland Company ................        200,000        4,700,000

HOUSEHOLD PRODUCTS - 4.8%
Colgate-Palmolive Company .....................        150,000        9,787,500
Dial Corporation ..............................        290,000        4,531,250
Gillette Company ..............................        100,000        9,475,000
Kimberly-Clark Corporation ....................        120,000        5,970,000
Procter & Gamble Company ......................         75,000       10,593,750
                                                                  -------------
                                                                     40,357,500

INSURANCE - 9.0%
Aetna, Inc. ...................................        120,000       12,285,000
Allstate Corporation ..........................        175,000       12,775,000
American International Group, Inc. ............         75,000       11,203,125
Chubb Corporation .............................        160,000       10,700,000
General Re Corporation ........................         50,000        9,100,000
Hartford Financial Services Group, Inc. .......        100,000        8,275,000
St. Paul Companies, Inc. ......................        150,000       11,437,500
                                                                  -------------
                                                                     75,775,625

MANUFACTURING - 2.4%
Corning, Inc. .................................        170,000        9,456,250
Leggett & Platt, Inc. .........................        250,000       10,750,000
                                                                  -------------
                                                                     20,206,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES A (GROWTH) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

MEDICAL INSTRUMENTS & SUPPLIES - 4.4%
Baxter International, Inc. ....................        200,000   $   10,450,000
Becton, Dickinson & Company ...................        200,000       10,125,000
Boston Scientific Corporation* ................        120,000        7,372,500
Medtronic, Inc. ...............................        110,000        8,910,000
                                                                  -------------
                                                                     36,857,500

MINING & METALS - 1.0%
Aluminum Company Of America ...................        110,000        8,291,250

NATURAL GAS - 1.1%
Coastal Corporation ...........................        170,000        9,041,875

OIL & GAS COMPANIES - 1.0%
Noble Affiliates, Inc. ........................        200,000        7,737,500
Sonat, Inc. ...................................         20,000        1,025,000
                                                                  -------------
                                                                      8,762,500

PAPER & FORESTRY PRODUCTS - 1.2%
Fort Howard Corporation* ......................         50,000        2,531,250
James River Corporation of Virginia ...........        200,000        7,400,000
                                                                  -------------
                                                                      9,931,250

PAINT & ALLIED PRODUCTS - 1.0%
Sherwin-Williams Company ......................        280,000        8,645,000

PETROLEUM REFINING - 4.9%
Amoco Corporation .............................        100,000        8,693,750
Mobil Corporation .............................        160,000       11,180,000
Royal Dutch Petroleum Company - NY Shares .....        200,000       10,800,000
Texaco, Inc. ..................................        100,000       10,875,000
                                                                  -------------
                                                                     41,548,750

PHARMACEUTICALS - 8.0%
American Home Products Corporation ............        150,000       11,475,000
Bristol-Myers Squibb Company ..................        200,000       16,200,000
Elan Corporation PLC ADR* .....................        200,000        9,050,000
Merck & Company, Inc. .........................        100,000       10,350,000
Schering-Plough Corporation ...................        240,000       11,490,000
SmithKline Beecham PLC ADR ....................        100,000        9,162,500
                                                                  -------------
                                                                     67,727,500

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.9%
Eastman Kodak Company .........................        100,000        7,675,000
Xerox Corporation .............................        110,000        8,676,250
                                                                  -------------
                                                                     16,351,250
PUBLISHING & PRINTING - 2.4%
Gannett Company, Inc. .........................        100,000        9,875,000
McGraw-Hill Companies, Inc. ...................        170,000        9,998,125
                                                                  -------------
                                                                     19,873,125


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

RETAIL TRADE - 9.9%
Dayton Hudson Corporation .....................        150,000   $    7,978,125
Federated Department Stores, Inc.* ............        235,000        8,166,250
Payless ShoeSource, Inc.* .....................        225,000       12,304,687
Rite Aid Corporation ..........................         90,000        4,488,750
Safeway, Inc.* ................................        170,000        7,841,250
TJX Companies, Inc. ...........................        350,000        9,231,250
Toys "R" Us, Inc.* ............................        350,000       12,250,000
Walgreen Company ..............................        200,000       10,725,000
Woolworth Corporation* ........................        450,000       10,800,000
                                                                  -------------
                                                                     83,785,312

SEMICONDUCTORS - 1.7%
Intel Corporation .............................         50,000        7,090,625
Linear Technology Corporation .................         70,000        3,622,500
Xilinx, Inc.* .................................         70,000        3,434,375
                                                                  -------------
                                                                     14,147,500
TRANSPORTATION - 0.8%
Union Pacific Corporation .....................        100,000        7,050,000
                                                                  -------------
  Total common stocks- Series A - 96.4% .......                     811,513,750
  Cash and other assets, less liabilities -
    Series A - 3.6% ...........................                      30,395,934
                                                                  -------------
  Total net assets - Series A - 100.0% ........                  $  841,909,684
                                                                  =============

SERIES B (GROWTH-INCOME)


PREFERRED STOCKS
----------------

BANKING AND CREDIT - 0.6%
California Federal Bank .......................         60,000   $    6,660,000

CABLE TELEVISION - 0.2%
Cablevision Systems Corporation ...............         19,629        2,002,220

ENTERTAINMENT - 0.3%
Time Warner, Inc. .............................          3,391        3,772,176

PUBLISHING & PRINTING - 0.3%
K-III Communications Corporation ..............         30,000        3,052,500
                                                                  -------------

  Total preferred stocks - Series B - 1.4% ....                      15,486,896

TRUST PREFERRED SECURITIES(9)
-----------------------------

FINANCE - 0.3%
S I Financing, Inc., 9.50% - 2026 .............        134,000        3,542,625
                                                                  -------------

  Total trust preferred securities -
    Series B - 0.3% ...........................                       3,542,625

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES B (GROWTH-INCOME) (CONTINUED)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 0.4%
Atlas Air, Inc., 12.25% - 2002 ................     $4,275,000   $    4,745,250

CHEMICALS - 0.3%
Envirodyne Industries, Inc., 12.00% - 2000 ....      3,500,000        3,828,125

COMMUNICATIONS - 2.2%
Allbritton Communications Company,
  11.50% - 2004 ...............................      2,975,000        2,952,687
CF Cable TV, Inc., 11.625% - 2005 .............      1,390,000        1,591,550
Century Communications Corporation,
  9.50% - 2005 ................................      4,000,000        4,110,000
Comcast Corporation, 9.125% - 2006 ............      3,500,000        3,666,250
Heritage Media Corporation, 8.75% - 2006 ......      3,200,000        3,320,000
Rogers Cablesystems Ltd., 9.625% - 2002 .......      2,000,000        2,112,500
Rogers Communications, Inc. 9.125% - 2006 .....      2,500,000        2,531,250
Valassis Communications, Inc. 9.55% - 2003 ....      3,150,000        3,398,063
                                                                  -------------
                                                                     23,682,300

CONSUMER GOODS & SERVICES - 0.4%
Pillowtex Corporation, 10.00% - 2006 ..........      1,125,000        1,191,094
Westpoint Stevens, Inc., 9.375% - 2005 ........      3,000,000        3,146,250
                                                                  -------------
                                                                      4,337,344

DIVERSIFIED - 0.3%
Sequa Corporation, 9.375% - 2003 ..............      3,000,000        3,063,750

ELECTRIC & GAS COMPANIES - 0.6%
AES Corporation, 10.25% - 2006 ................      4,500,000        4,905,000
Cal Energy Company, Inc., 9.50% - 2006 ........      2,000,000        2,140,000
                                                                  -------------
                                                                      7,045,000

ENTERTAINMENT - 0.8%
AMF Group, Inc., 10.875% - 2006 ...............      2,725,000        2,943,000
Showboat, Inc., 9.25% - 2008 ..................      4,500,000        4,612,500
Station Casinos, Inc., 10.125% - 2006 .........      1,300,000        1,293,500
                                                                  -------------
                                                                      8,849,000

FINANCE - 0.8%
Dime Bancorp, Inc., 10.50% - 2005 .............      4,000,000        4,340,000
Dollar Financial Group, Inc., 10.875% - 2006 ..      1,550,000        1,658,500
Homeside, Inc., 11.25% - 2003 .................      2,585,000        3,001,831
                                                                  -------------
                                                                      9,000,331

                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

FOOD & BEVERAGE TRADE - 1.3%
Cott Corporation, 9.375% - 2005 ...............     $4,025,000   $    4,216,187
Delta Beverage Group, 9.75% - 2003 ............      2,600,000        2,713,750
Southland Corporation,
  5.00% - 2003 ................................      4,000,000        3,385,000
  4.50% - 2004 ................................        900,000          708,750
TLC Beatrice International Holdings, Inc.,
  11.50% - 2005 ...............................      3,300,000        3,708,375
                                                                  -------------
                                                                     14,732,062

HOSPITAL MANAGEMENT - 0.7%
Regency Health Services, Inc., 9.875% - 2002 ..      2,000,000        2,065,000
Tenet Healthcare Corporation, 10.125% - 2005 ..      4,750,000        5,189,375
                                                                  -------------
                                                                      7,254,375

HOTEL & RECREATION - 0.4%
Four Seasons Hotels, Inc., 9.125% - 2000 ......      3,600,000        3,879,000

INDUSTRIAL PRODUCT - 0.3%
Shop Vac Corporation, 10.625% - 2003 ..........      3,175,000        3,373,438

MANUFACTURING - 0.9%
AGCO Corporation, 8.50% - 2006 ................      2,200,000        2,257,750
Johns Manville International Group, Inc.,
  10.875% - 2004 ..............................      3,970,000        4,416,625
Titan Wheel International, Inc., 8.75% - 2007 .      2,650,000        2,696,375
                                                                  -------------
                                                                      9,370,750

OIL & GAS COMPANIES - 0.4%
Seagull Energy Corporation, 8.625% - 2005 .....      4,800,000        4,884,000

PUBLISHING & PRINTING - 0.6%
Golden Books Publishing, Inc., 7.65% - 2002 ...      3,500,000        3,298,750
Hollinger International Publishing, Inc.,
  8.625% - 2005 ...............................      2,825,000        2,874,438
                                                                  -------------
                                                                      6,173,188

REAL ESTATE - 0.3%
BF Saul REIT, 11.625% - 2002 ..................      3,100,000        3,332,500

REFINERY - 0.3%
Crown Central Petroleum Corporation,
  10.875% - 2005 ..............................      3,665,000        3,839,087

RESTAURANTS - 0.5%
Carrols Corporation, 11.50% - 2003 ............      4,800,000        5,142,000

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES B (GROWTH-INCOME) (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
CORPORATE BONDS (CONTINUED)                          OF SHARES        VALUE
--------------------------------------------------------------------------------

STEEL & METAL PRODUCTS - 0.1%
AK Steel Corporation, 9.125% - 2006 ...........     $1,400,000   $    1,438,500

TOBACCO PRODUCTS - 0.4%
Dimon, Inc., 8.875% - 2006 ....................     $4,300,000        4,482,750

TRANSPORTATION - 0.4%
Teekay Shipping Corporation, 8.32% - 2008 .....     $4,000,000        4,040,000
                                                                  -------------

  Total corporate bonds - Series B - 12.4% ....                     136,492,750

COMMON STOCKS
-------------

ADVERTISING - 1.6%
Omnicom Group, Inc. ...........................        280,000       17,255,000

AEROSPACE & DEFENSE - 2.9%
Boeing Company ................................        110,000        5,836,875
Lockheed Martin Corporation ...................        105,000       10,874,062
McDonnell Douglas Corporation .................        220,000       15,070,000
                                                                  -------------
                                                                     31,780,937

BANKING & FINANCE - 4.4%
Banc One Corporation ..........................        200,000        9,687,500
Bank of New York Company, Inc. ................        300,000       13,050,000
Chase Manhattan Corporation ...................        150,000       14,559,375
Northern Trust Corporation ....................        225,000       10,884,375
                                                                  -------------
                                                                     48,181,250

BROADCAST MEDIA - 1.3%
Tribune Company ...............................        300,000       14,418,750

CHEMICALS - BASIC - 1.2%
Monsanto Company ..............................        300,000       12,918,750

CHEMICALS - SPECIALTY - 1.5%
Praxair, Inc. .................................        300,000       16,800,000

COMMUNICATION EQUIPMENT - 0.8%
Corning,Inc. ..................................        150,000        8,343,750

COMPUTER SERVICES - 0.4%
Computer Sciences Corporation* ................         60,000        4,327,500

COMPUTER SOFTWARE - 2.4%
BMC Software, Inc.* ...........................        130,000        7,198,750
Microsoft Corporation* ........................        150,000       18,956,250
                                                                  -------------
                                                                     26,155,000

COMPUTER SYSTEMS - 2.0%
Compaq Computer Corporation* ..................         80,000        7,940,000
International Business Systems Corporation ....        150,000       13,528,125
                                                                  -------------
                                                                     21,468,125


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

CONGLOMERATE - 4.9%
AlliedSignal, Inc. ............................        200,000   $   16,800,000
Canadian Pacific, Ltd. ........................        500,000       14,218,750
Rockwell International Corporation ............        170,000       10,030,000
United Technologies Corporation ...............        150,000       12,450,000
                                                                  -------------
                                                                     53,498,750

CONSUMER SERVICES - 1.5%
ADT, Ltd.* ....................................        500,000       16,500,000

DATA NETWORKING - 1.0%
3Com Corporation* .............................         60,000        2,700,000
Cisco Systems, Inc.* ..........................        130,000        8,726,250
                                                                  -------------
                                                                     11,426,250

ELECTRICAL MACHINERY & ELECTRONIC
COMPONENTS - 1.7%
General Electric Company ......................        280,000       18,305,000

ENERGY SERVICES - 0.9%
Halliburton Company ...........................        120,000        9,510,000

ENTERTAINMENT - 0.9%
The Walt Disney Company .......................        120,000        9,630,000

FINANCIAL SERVICES - 1.8%
Federal Home Loan Mortgage Corporation ........        200,000        6,875,000
Federal National Mortgage Association .........        300,000       13,087,500
                                                                  -------------
                                                                     19,962,500

FOOD & BEVERAGES - 5.4%
Archer-Daniels-Midland Company ................        100,000        2,350,000
CPC International, Inc. .......................        150,000       13,846,875
Coca-Cola Company .............................        260,000       18,135,000
ConAgra, Inc. .................................        200,000       12,825,000
Sara Lee Corporation ..........................        300,000       12,487,500
                                                                  -------------
                                                                     59,644,375

HOSPITAL MANAGEMENT & SERVICES - 0.9%
Columbia/HCA Healthcare Corporation ...........        240,000        9,435,000

HOUSEHOLD PRODUCTS - 5.1%
Colgate-Palmolive Company .....................        150,000        9,787,500
Gillette Company ..............................        200,000       18,950,000
Kimberly-Clark Corporation ....................        120,000        5,970,000
Procter & Gamble Company ......................        150,000       21,187,500
                                                                  -------------
                                                                     55,895,000

INSURANCE - 6.2%
Aetna, Inc. ...................................        115,000       11,773,125
Allstate Corporation ..........................        175,000       12,775,000
Chubb Corporation .............................        200,000       13,375,000
General Re Corporation ........................         40,000        7,280,000
Hartford Financial Services Group, Inc. .......        120,000        9,930,000
St. Paul Companies, Inc. ......................        175,000       13,343,750
                                                                  -------------
                                                                     68,476,875

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES B (GROWTH-INCOME) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

MEDICAL INSTRUMENTS & SUPPLIES - 3.1%
Baxter International, Inc. ....................        250,000   $   13,062,500
Boston Scientific Corporation* ................        170,000       10,444,375
Medtronic, Inc. ...............................        135,000       10,935,000
                                                                  -------------
                                                                     34,441,875

MINING & METALS - 1.0%
Aluminum Company of America ...................        150,000       11,306,250

NATURAL GAS - 2.5%
Coastal Corporation ...........................        225,000      112,967,188
El Paso Natural Gas Company ...................        280,000       15,400,000
                                                                  -------------
                                                                     27,367,188

OIL & GAS COMPANIES - 0.4%
Noble Affiliates, Inc. ........................        120,000        4,642,500

OIL & GAS PIPELINES - 1.0%
MAPCO, Inc. ...................................        340,000       10,710,000

PAPER & FORESTRY PRODUCTS - 1.3%
James River Corporation of Virginia ...........        400,000       14,800,000

PETROLEUM REFINING - 4.4%
Amoco Corporation .............................        140,000       12,171,250
Chevron Corporation ...........................        150,000       11,090,625
Mobil Corporation .............................        200,000       13,975,000
Texaco, Inc. ..................................        110,000       11,962,500
                                                                  -------------
                                                                     49,199,375

PHARMACEUTICALS - 7.9%
American Home Products Corporation ............        175,000       13,387,500
Bristol-Myers Squibb Company ..................        250,000       20,250,000
Elan Corporation PLC ADR* .....................        200,000        9,050,000
Merck & Company, Inc. .........................        150,000       15,525,000
Schering-Plough Corporation ...................        300,000       14,362,500
SmithKline Beecham PLC ADR ....................        150,000       13,743,750
                                                                  -------------
                                                                     86,318,750

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.9%
Eastman Kodak Company .........................        140,000       10,745,000
Xerox Corporation .............................        125,000        9,859,375
                                                                  -------------
                                                                     20,604,375

PUBLISHING & PRINTING - 2.0%
Gannett Company, Inc. .........................        100,000        9,875,000
McGraw-Hill Companies, Inc. ...................        200,000       11,762,500
                                                                  -------------
                                                                     21,637,500

RESTAURANTS & FOOD SERVICE - 1.0%
Wendy's International, Inc. ...................        450,000       11,671,875


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

RETAIL TRADE - 4.1%
Dayton Hudson Corporation .....................        100,000   $    5,318,750
Federated Department Stores, Inc.* ............        330,000       11,467,500
Toys "R" Us, Inc.* ............................        450,000       15,750,000
Woolworth Corporation* ........................        500,000       12,000,000
                                                                  -------------
                                                                     44,536,250

SEMICONDUCTORS - 0.8%
Intel Corporation .............................         60,000        8,508,750

TOYS & SPORTING GOODS - 1.1%
Mattel, Inc. ..................................        360,000       12,195,000

TRANSPORTATION - 0.6%
Union Pacific Corporation .....................        100,000        7,050,000
                                                                  -------------

  Total common stocks - Series B - 81.9% ......                     898,922,500

COMMERCIAL PAPER
----------------

AIG Funding, Inc., 5.725%, 7-03-97 ............     $  900,000          899,714
Avnet, Inc., 5.57%, 8-11-97 ...................     $2,300,000        2,285,073
Merrill Lynch & Company, Inc., ................     $5,000,000
  5.55%, 7-02-97 ..............................                         999,846
  5.55%, 7-03-97 ..............................                       3,998,766
                                                                  -------------

  Total commercial paper - Series B - 0.8% ....                       8,183,399
                                                                  -------------
  Total investments - Series B - 96.8% ........                   1,062,628,170
  Cash and other assets, less liabilities -
    Series B - 3.2% ...........................                      34,785,481
                                                                  -------------
  Total net assets - Series B - 100.0% ........                  $1,097,413,651
                                                                  =============

SERIES C (MONEY MARKET)

COMMERCIAL PAPER
----------------

AEROSPACE & DEFENSE - 1.4%
Allied Signal, Inc. (PP), 5.52%, 7-2-97 .......     $2,000,000   $    1,999,693

BEVERAGES - 0.6%
PepsiCo, Inc., ................................     $  845,000
  5.50%, 7-1-97 ...............................                         424,156
  5.50%, 7-14-97 ..............................                         420,000
                                                                  -------------
                                                                        844,156

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES C (MONEY MARKET) (CONTINUED)

                                                     PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)                          AMOUNT          VALUE
--------------------------------------------------------------------------------

BROKERAGE - 6.2%
Credit Suisse First Boston, 5.60%, 7-9-97 .....     $2,000,000   $    1,997,220
Merrill Lynch & Company, Inc., ................      6,640,000
  5.57%, 7-10-97 ..............................                         499,304
  5.53%, 7-2-97 ...............................                       2,499,616
  5.58%, 8-18-97 ..............................                         337,440
  5.57%, 8-29-97 ..............................                       1,981,560
  5.57%, 8-5-97 ...............................                       1,292,960
                                                                  -------------
                                                                      8,608,100

BUSINESS SERVICES - 2.9%
AI Credit Corporation, 5.475%, 7-7-97 .........      1,400,000        1,398,722
General Electric Capital Corporation,
5.52%, 8-6-97 .................................      2,600,000        2,585,648
                                                                  -------------
                                                                      3,984,370

COMBINATION GAS & ELECTRIC - 7.3%
Central Illinois Light Company, 5.57%, 8-12-97.      2,400,000        2,384,404
Dayton Power & Light Company, 5.56%, 7-15-97 ..      4,300,000        4,290,702
Pacific Gas & Electric Company, ...............      3,500,000
  5.56%, 7-21-97 ..............................                       2,990,733
  5.56%, 7-24-97 ..............................                         498,224
                                                                  -------------
                                                                     10,164,063

COMPUTER SYSTEMS - 4.8%
International Business Machines Corporation, ..      6,600,000
  5.50%, 7-14-97 ..............................                       2,395,233
  5.52%, 7-25-97 ..............................                       3,188,224
  5.50%, 7-8-97 ...............................                         998,931
                                                                  -------------
                                                                      6,582,388

ELECTRIC UTILITIES - 15.7%
Carolina Power & Light Company, ...............      4,310,000
  5.53%, 7-29-97 ..............................                       1,593,118
  5.53%, 7-30-97 ..............................                       2,697,928
Georgia Power Company, 5.53%, 7-7-97 ..........        138,000          137,873
Idaho Power Company, ..........................      3,996,000
  5.52%, 7-10-97 ..............................                       2,995,860
  5.60%, 7-31-97 ..............................                         991,352
New England Power Company, ....................      6,745,000
  5.57%, 7-10-97 ..............................                       3,919,534
  5.57%, 7-14-97 ..............................                       1,816,339
  5.62%, 7-17-97 ..............................                         997,502
Progress Capital Holdings, Inc., ..............      6,500,000
  5.54%, 7-11-97 ..............................                       2,496,153
  5.57%, 7-25-97 ..............................                       3,985,147
                                                                  -------------
                                                                     21,630,806


                                                     PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)                          AMOUNT          VALUE
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.5%
General Electric Company, .....................     $3,500,000
  5.56%, 7-28-97 ..............................                  $      497,915
  5.51%, 7-7-97 ...............................                       2,997,245
                                                                  -------------
                                                                      3,495,160

ELECTRONICS - 4.7%
Avent, Inc., ..................................      6,450,000
  5.55%, 7-18-97 ..............................                         997,379
  5.57%, 7-1-97 ...............................                       3,500,000
  5.55%, 8-1-97 ...............................                       1,940,681
                                                                  -------------
                                                                      6,438,060

ENGINEERING - 0.2%
Fluor Corporation, 5.56%, 7-31-97 .............        225,000          223,957

ENTERTAINMENT - 0.2%
Walt Disney Company, The, 5.55%, 7-3-97 .......        248,000          247,924

HARDWARE & TOOLS - 3.2%
Sherwin-Williams Company (PP), 5.55%, 8-4-97 ..      4,500,000        4,476,413

INDUSTRIAL SERVICES - 2.7%
PPG Industries, Inc., 5.50%, 7-7-97 ...........      3,700,000        3,696,608

MANUFACTURING - 1.3%
Eaton Corporation, 5.55%, 7-24-97 .............      1,870,000        1,863,369

NATURAL GAS - 4.7%
Laclede Gas Company, ..........................      6,500,000
  5.52%, 7-10-97 ..............................                       2,995,860
  5.55%, 7-31-97 ..............................                       3,483,813
                                                                  -------------
                                                                      6,479,673

PHARMACEUTICALS - 4.9%
Allergan, Inc., ...............................      6,875,000
  5.56%, 7-22-97 ..............................                       1,669,567
  5.52%, 7-8-97 ...............................                       1,997,853
  5.56%, 8-19-97 ..............................                       2,481,081
  5.57%, 9-16-97 ..............................                         691,537
                                                                  -------------
                                                                      6,840,038
POLLUTION CONTROL - 2.4%
Engelhard Corporation, ........................      3,350,000
  5.60%, 8-11-97 ..............................                         332,826
  5.70%, 8-11-97 ..............................                       2,995,433
                                                                  -------------
                                                                      3,328,259

PHOTOGRAPH/IMAGING - 4.6%
Eastman Kodak Company, ........................      6,400,000
  5.50%, 7-11-97 ..............................                       3,993,889
  5.50%, 7-9-97 ...............................                       2,397,067
                                                                  -------------
                                                                      6,390,956

RETAIL - GROCERY - 2.7%
Winn-Dixie Stores, Inc., 5.55%, 8-19-97 .......      3,700,000        3,672,050

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES C (MONEY MARKET) (CONTINUED)

                                                     PRINCIPAL        MARKET
COMMERCIAL PAPER (CONTINUED)                          AMOUNT          VALUE
--------------------------------------------------------------------------------

RETAIL TRADE - 2.4%
Toys "R" Us, Inc., 5.52%, 7-2-97 ..............     $3,325,000   $    3,324,490

TELECOMMUNICATIONS - 1.7%
Pacific Bell, 5.60%, 7-11-97 ..................      2,300,000        2,296,422
                                                                  -------------

  Total commercial paper - Series C- 77.1% ....                     106,586,955

U.S. GOVERNMENT & AGENCIES
--------------------------

FEDERAL HOME LOAN BANK - 10.1%
  5.63%, 12-17-97 .............................      3,000,000        3,001,590
  5.87%, 1-30-98 ..............................      2,000,000        2,004,040
  5.70%, 3-4-98 ...............................      2,000,000        2,000,100
  5.885%, 3-30-98 .............................      2,000,000        2,002,000
  6.13%, 4-17-98 ..............................      2,000,000        2,002,100
  5.90%, 7-8-98 ...............................      3,000,000        3,000,000
                                                                  -------------
                                                                     14,009,830

SMALL BUSINESS ASSOCIATION POOLS - 13.4%
  #502406, 6.25%, 2006(3)......................        459,862          459,862
  #502163, 6.50%, 2012(3)......................        801,337          801,337
  #502353, 6.25%, 2018(3)......................        130,799          130,799
  #503176, 6.125%, 2020(3).....................        777,355          781,242
  #503459, 6.00%, 2021(3)......................      1,974,570        1,967,166
  #503283, 6.00%, 2021(3)......................      2,398,175        2,388,057
  #503295, 6.00%, 2021(3)......................      1,626,572        1,618,439
  #503303, 6.00%, 2021(4)......................      1,722,266        1,713,655
  #503308, 6.00%, 2021(4)......................      1,345,639        1,345,639
  #503343, 6.125%, 2021(3).....................      2,023,887        2,023,887
  #503347, 6.125%, 2021(3).....................      5,325,098        5,325,098
                                                                  -------------
                                                                     18,555,181

  Total U.S. government & agencies -
    Series C - 23.5% ..........................                      32,565,011
                                                                  -------------
  Total investments - Series C - 100.6% .......                     139,151,966
  Liabilities in excess of cash and other
    assets - Series C - (0.6%) ................                        (776,050)
                                                                  -------------
  Total net assets - Series C - 100.0% ........                  $  138,375,916
                                                                  =============


SERIES D (WORLDWIDE EQUITY)

                                                      NUMBER          MARKET
COMMON STOCKS                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

ARGENTINA - 1.5%
Perez Companc S.A. ............................        300,400   $    2,412,504
Transportadora de Gas del Sur, S.A. ADR .......        159,100        1,988,750
                                                                  -------------
                                                                      4,401,254

AUSTRALIA - 2.5%
Foster's Brewing Group, Ltd. ..................      2,266,000        4,175,998
QBE Insurance Group, Ltd. .....................        578,350        3,466,139
                                                                  -------------
                                                                      7,642,137

AUSTRIA - 4.2%
Boehler - Uddeholm AG .........................         97,100        7,531,362
Wienerberger Baustoffindustrie AG .............         26,000        5,341,648
                                                                  -------------
                                                                     12,873,010

BRAZIL - 1.3%
Aracruz Celulose S.A. ADR .....................        197,450        4,023,044

CANADA - 6.7%
Bombardier, Inc. "B" ..........................        196,600        4,460,545
Hudson's Bay Company ..........................        112,100        2,518,995
Imax Corporation* .............................        244,000        6,023,750
Jetform Corporation* ..........................         89,800        1,184,238
Noranda Forest, Inc. ..........................        312,000        2,295,518
Tarragon Oil & Gas, Ltd. ......................         88,900        1,043,943
Yogen Fruz Wor ................................        607,000        2,661,975
                                                                  -------------
                                                                     20,188,964

CHILE - 1.6%
Antofagasta Holdings PLC ......................        249,000        1,900,073
Banco Santander ADR ...........................         93,700        1,382,075
Maderas y Sinteticos Sociedad .................         90,500        1,504,563
                                                                  -------------
                                                                      4,786,711

FRANCE - 3.8%
Alcatel Alsthom ...............................         21,900        2,745,457
Elf Aquitaine S.A. ADR ........................         68,100        3,707,194
Lafarge .......................................         38,000        2,365,722
Sidel .........................................         25,960        2,011,911
Unisor Sacilor ................................         46,600          841,365
                                                                  -------------
                                                                     11,671,649

GERMANY - 3.1%
Continental AG ................................        103,300        2,566,888
Deutsche Bank AG ..............................         64,300        3,760,139
Hoechst AG ....................................         26,300        1,116,577
Rofin - Sinar Technologies* ...................         95,900        1,834,087
                                                                  -------------
                                                                      9,277,691

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES D (WORLDWIDE EQUITY) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

GREECE - 0.4%
Hellenic Tellecommunication Organization S.A.
  Rights* .....................................          7,158   $       11,736
Michaniki S.A. ................................        170,100        1,289,059
                                                                  -------------
                                                                      1,300,795

HONG KONG - 4.1%
HSBC Holdings PLC .............................         80,000        2,406,005
JCG Holdings, Ltd. ............................      2,732,000        2,203,999
National Mutual Asia, Ltd. ....................      2,479,000        2,751,856
Nu Skin Asia Pacific, Inc.* ...................         52,800        1,399,200
Peregrine Investment Holdings, Ltd. ...........      1,723,000        3,547,290
                                                                  -------------
                                                                     12,308,350

INDONESIA - 0.6%
PT Tambang Timah ..............................      1,258,500        1,953,871

IRELAND - 3.1%
Allied Irish Banks PLC ........................        330,400        2,528,363
Elan Corporation PLC ..........................         31,700        1,434,425
Jefferson Smurfit Group .......................      1,784,700        5,169,443
Rynair Holdings ...............................         25,000          132,757
                                                                  -------------
                                                                      9,264,988

ITALY - 1.6%
Industrie Natuzzi Spa ADR .....................         95,400        2,444,625
Stet Societa' Finanziaria Telefonica S.p.A. ...        434,900        2,530,676
                                                                  -------------
                                                                      4,975,301

JAPAN - 12.4%
Acorn Company, Ltd. ...........................         38,300        1,847,556
Amway Japan, Ltd. .............................        117,800        3,994,266
Doutor Coffee Company, Ltd. ...................         38,200        1,552,302
Fuji Bank, Ltd. ...............................        156,000        2,344,839
Fujitsu, Ltd. .................................         84,000        1,167,176
Kubota Corporation ............................        237,000        1,161,907
Maruco Company, Ltd. ..........................         20,500          170,908
Matsushita Electric Industrial Company, Ltd. ..         88,000        1,776,457
Mitsubishi Estate Company .....................        169,000        2,451,629
NEC Corporation ...............................         82,000        1,146,552
Nippon Steel Corporation ......................      1,004,000        3,211,255
Omron Corporation .............................         58,000        1,211,395
Sony Corporation ..............................         54,000        4,714,322
Sumitomo Electric Industries ..................         74,000        1,241,632
The Bank of Tokyo - Mitsubishi, Ltd. ..........        119,000        2,391,855
Timco, Ltd. ...................................         27,900        1,243,467
Tokyo Electron, Ltd. ..........................         54,000        2,586,034
Toshiba Corporation ...........................        265,000        1,706,763
Yamato Kogyo Company, Ltd. ....................        184,000        1,817,006
                                                                  -------------
                                                                     37,737,321


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

MALAYSIA - 1.3%
Tanjong PLC ...................................      1,182,000   $    4,074,241

MEXICO - 1.7%
Cemex S.A. de C.V. "B" ........................      1,064,000        5,176,532

NETHERLANDS - 0.8%
Phillips Electronics N.V. .....................         33,640        2,413,990

NEW ZEALAND - 2.6%
Brierley Investments, Ltd. ....................      2,029,100        1,980,259
Carter Holt Harvey, Ltd. ......................      1,205,900        3,113,812
Fletcher Challenge Building ...................        908,900        2,728,826
Fletcher Challenge Forests* ...................         36,356           52,729
                                                                  -------------
                                                                      7,875,626

NORWAY - 1.5%
Saga Petroleum AS .............................        235,700        4,475,238

PHILIPPINES - 0.5%
C & P Homes, Inc. .............................      4,034,150        1,514,182

POLAND - 1.4%
Debica S.A.* ..................................         37,383          767,853
Elektrim Towarzystwo Handlowe S.A. ............        148,233        1,290,063
Wedel S.A. ....................................         40,359        2,173,770
                                                                  -------------
                                                                      4,231,686

SINGAPORE - 1.8%
Clipsal Industries, Ltd. ......................        357,000        1,263,780
Jardine Strategic Holdings, Ltd. ..............        438,000        1,655,640
Jardine Strategic Holdings, Ltd. (Warrants)* ..         21,900              986
Want Want Holdings* ...........................        762,000        2,529,840
                                                                  -------------
                                                                      5,450,246

SPAIN - 2.2%
Adolfo Dominguez S.A. .........................         57,600        2,271,570
Banco Popular Espanol S.A. ....................         10,800        2,650,981
Tele Pizza, S.A. ..............................         28,900        1,705,663
                                                                  -------------
                                                                      6,628,214

SWEDEN - 1.3%
Industrial & Financial Systems,
  IFS AB ......................................        464,500        2,252,703
  Skandinaviska Enskilda ......................        163,500        1,765,595
                                                                  -------------
                                                                      4,018,298
SWITZERLAND - 5.8%
ABB AG ........................................          2,520        3,820,146
Nestle S.A. ...................................          2,870        3,791,625
Novartis AG ...................................          2,200        3,522,173
Saurer AG .....................................          5,390        3,575,217
Winterthur Schweizerlsche
  Versicherungs - Gesellschaft ................          3,350        2,955,105
                                                                  -------------
                                                                     17,664,266

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES D (WORLDWIDE EQUITY) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

THAILAND - 0.4%
BEC World Public Company ......................        125,000   $    1,071,222

UNITED KINGDOM - 8.7%
Aegis Group PLC ...............................      1,695,000        1,770,170
Blacks Leisure Group PLC ......................         48,100          364,240
D.F.S. Furniture Company PLC ..................        214,500        2,006,297
George Wimpey PLC .............................        671,500        1,508,730
Grand Metropolitan PLC ........................        240,800        2,330,439
Harvey Nichols PLC ............................        196,200          920,831
Inchcape PLC ..................................      1,019,000        4,799,458
Norwich Union PLC .............................         90,000          478,569
Oriflame International S.A ....................        105,000          847,545
PizzaExpress PLC ..............................        215,400        2,254,903
Provident Financial PLC .......................        107,100          992,833
RTZ Corporation PLC ...........................        131,800        2,295,547
SmithKline Beecham PLC ADR ....................         11,200        1,026,200
Tomkins PLC ...................................        573,800        2,482,936
Vodafone Group PLC ............................        477,600        2,324,994
                                                                  -------------
                                                                     26,403,692

UNITED STATES - 17.7%
Ace Ltd. ......................................         17,000        1,255,875
Adaptec, Inc.* ................................         28,000          973,000
AlliedSignal, Inc. ............................         13,500        1,134,000
BJ Services Company* ..........................         16,600          890,175
Boeing Company ................................         20,200        1,071,862
Borders Group, Inc.* ..........................         50,600        1,220,725
Bristol-Myers Squibb Company ..................         13,000        1,053,000
Citicorp ......................................         10,300        1,241,794
Conseco, Inc. .................................         31,200        1,154,400
Crown Cork & Seal Company, Inc. ...............         17,100          913,781
Data General Corporation* .....................         44,500        1,157,000
Diamond Offshore Drilling, Inc.* ..............         27,700        2,164,063
Dover Corporation .............................         16,600        1,020,900
Equity Residential Properties Trust ...........         22,000        1,045,000
Federal National Mortgage Association .........         23,200        1,012,100
Gap, Inc. .....................................         26,800        1,041,850
Georgia Pacific Corporation ...................         13,600        1,161,100
Honeywell, Inc. ...............................         15,700        1,191,237
Ingersoll-Rand Company ........................         27,300        1,685,775
James River Corporation of Virginia ...........         25,400          939,800
Johnson & Johnson .............................         18,400        1,184,500
Kimberly-Clark Corporation ....................         22,600        1,124,350
Medtronic, Inc. ...............................         12,300          996,300
Mobil Corporation .............................         14,000          978,250
Monsanto Company ..............................         33,500        1,442,594
NAC Re Corporation ............................         32,400        1,567,350
NationsBank Corporation .......................         15,500          999,750
Norwest Corporation ...........................         27,300        1,535,625
Perkin-Elmer Corporation ......................         11,900          946,794


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Procter & Gamble Company ......................          8,600   $    1,214,750
Reynolds Metals Company .......................         13,200          940,500
Rite Aid Corporation ..........................         19,900          992,513
Safeway, Inc.* ................................         20,400          940,950
Schlumberger, Ltd. ............................          9,900        1,237,500
Seagate Technology, Inc.* .....................         27,000          950,063
Sealed Air Corporation ........................         21,000          997,500
Service Corporation ...........................         37,000        1,216,375
St. Paul Companies, Inc. ......................         14,700        1,120,875
Structural Dynamics Research Corporation* .....         40,300        1,059,134
Tosco Corporation .............................         32,700          978,956
Tyco International, Ltd. ......................         17,500        1,217,344
Union Pacific Corporation .....................         12,700          895,350
Union Planters Corporation ....................         21,800        1,130,875
United Healthcare Corporation .................         20,400        1,060,800
Warner-Lambert Company ........................         11,200        1,391,600
Waste Management, Inc. ........................         27,200          873,800
Williams Companies, Inc. ......................         28,400        1,242,500
                                                                  -------------
                                                                     53,564,335
                                                                  -------------
  Total common stocks - Series D - 94.6% ......                     286,966,854

PREFERRED STOCKS
----------------

BRAZIL - 0.8%
Companhia Cervejaria Brahma ...................      3,070,000        2,352,659

GERMANY - 0.7%
Sto AG ........................................          5,390        2,254,940
                                                                  -------------
  Total preferred stocks - Series D - 1.5% ....                       4,607,599
                                                                  -------------
  Total investments - Series D - 96.1% ........                     291,574,453
  Cash and other assets less liabilities -
    Series D - 3.9% ...........................                      11,804,135
                                                                  -------------
  Total net assets - Series D - 100.0% ........                  $  303,378,588
                                                                  =============

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES D (WORLDWIDE EQUITY) (CONTINUED)

     At June 30, 1997, the composition of the Fund's net assets by industry concentration was as follows

     Banking .....................................................     7.1%
     Capital Equipment ...........................................    11.6%
     Chemicals ...................................................     0.5%
     Construction & Housing ......................................     1.4%
     Consumer Durables ...........................................     4.8%
     Consumer Nondurables ........................................    11.0%
     Electrical and Electronics ..................................     3.9%
     Energy Sources ..............................................     5.8%
     Financial Services ..........................................     9.8%
     Health & Personal Care ......................................     4.5%
     Materials ...................................................    16.8%
     Merchandising ...............................................     5.3%
     Multi-industry ..............................................     4.2%
     Real Estate .................................................     1.2%
     Services ....................................................     4.3%
     Telecommunications ..........................................     1.6%
     Trade .......................................................     2.0%
     Transportation ..............................................     0.3%
     Cash and other assets less liabilities ......................     3.9%
                                                                     ------
     Total net assets ............................................   100.0%
                                                                     ======


SERIES E (HIGH GRADE INCOME)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

AIR TRANSPORTATION - 4.2%
Southwest Airlines Company, 7.875% - 2007 .....     $2,500,000   $    2,621,875
United Airlines, 11.21% - 2014 ................      1,800,000        2,355,750
                                                                  -------------
                                                                      4,977,625

BANKS - 15.0%
ABN AMRO Bank NV,
  7.55% - 2006 ................................      1,000,000        1,030,000
  7.30% - 2026 ................................      3,000,000        2,842,500
Abbey National PLC, 6.69% - 2005 ..............      2,750,000        2,695,000
BCH Cayman Islands, Ltd., 7.70% - 2006 ........      2,500,000        2,562,500
Bank of New York, Inc., 6.50% - 2003 ..........      3,500,000        3,416,875
Malayan Bank of New York, 7.125% - 2005 .......      2,750,000        2,719,063
Santander Financial Issuances, Ltd.,
  7.00% - 2006 ................................      2,800,000        2,765,000
                                                                  -------------
                                                                     18,030,938

BROKERS, DEALERS & SERVICES - 7.2%
Lehman Brothers, Inc., 7.25% - 2003 ...........      3,250,000        3,262,188
Morgan Stanley Group, Inc., 7.25% - 2023 ......      5,000,000        4,693,750
Salomon Inc., 7.30% - 2002 ....................        700,000          704,375
                                                                  -------------
                                                                      8,660,313


SERIES E (HIGH GRADE INCOME) (CONTINUED)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

COMMUNICATIONS - 5.5%
Comcast Corporation, 9.125% - 2006 ............     $1,000,000   $    1,047,500
Paramount Communications, 7.50% - 2023 ........      1,000,000          878,750
Rogers Cablesystems, Ltd., 9.625% - 2002 ......      1,100,000        1,161,875
Rogers Communication, Inc., 9.125% - 2006 .....        900,000          911,250
Valassis Communications, Inc., 9.55% - 2003 ...      2,375,000        2,562,031
                                                                  -------------
                                                                      6,561,406

CONSUMER GOODS & SERVICES - 5.1%
Nike, Inc., 6.375% - 2003 .....................      3,180,000        3,096,525
Sears Roebuck Acceptance Corporation,
  6.41% - 2001 ................................      3,000,000        2,962,500
                                                                  -------------
                                                                      6,059,025

ELECTRONICS - 1.7%
Pioneer Standard Electronics, Inc.,
  8.50% - 2006 ................................      1,900,000        1,980,750

FINANCE - 5.0%
Argentaria Capital Funding, 6.375% - 2026 .....      2,000,000        1,875,627
Countrywide Capital Industries, Inc.,
  8.00% - 2026 ................................      1,000,000          997,500
PNC Funding Corporation, 7.75% - 2004 .........      3,000,000        3,105,000
                                                                  -------------
                                                                      5,978,127

FOOD & BEVERAGES - 6.5%
Chiquita Brands International, Inc.,
  10.25% - 2006 ...............................      1,750,000        1,863,750
Coca-Cola Enterprises, Inc., 6.70% - 2036(5) ..      3,500,000        3,500,000
FEMSA Fomento Economico Mexicano SA,
  9.50% - 1997 ................................        400,000          400,500
Panamerican Beverage, Inc., 8.125% - 2003 .....      2,000,000        2,035,000
                                                                  -------------
                                                                      7,799,250

FUNERAL HOMES - 1.9%
Loewen Group International, Inc., 8.25% - 2003.      2,250,000        2,286,563

HOSPITAL MANAGEMENT - 0.9%
Tenet Healthcare, 10.125% - 2005 ..............      1,000,000        1,092,500

INSURANCE - 1.4%
Travelers Capital Trust, 7.75% - 2036 .........      1,650,000        1,600,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES E (HIGH GRADE INCOME) (CONTINUED)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

MEDIA - 3.7%
Time Warner Entertainment, 10.15% - 2012 ......     $1,750,000   $    2,115,313
Turner Broadcasting, 8.375% - 2013 ............      2,250,000        2,328,750
                                                                  -------------
                                                                      4,444,063

MANUFACTURING - 0.8%
Agrium, Inc., 7.00% - 2004 ....................      1,000,000          995,000

MOTOR VEHICLES & EQUIPMENT - 4.1%
Chrysler Corporation, 7.45% - 2027 ............      4,000,000        3,945,000
Ford Motor Company, 7.25% - 2008 ..............      1,000,000        1,007,500
                                                                  -------------
                                                                      4,952,500

OIL & GAS COMPANIES - 6.1%
Petroleum Geo-Services, 7.50% - 2007 ..........      2,000,000        2,012,500
Petroleum Nasional Berhad, 7.125% - 2006 ......      1,750,000        1,745,625
Seagull Energy Corporation, 8.625% - 2005 .....      1,500,000        1,526,250
Transocean Offshore, Inc., 8.00% - 2027 .......      2,000,000        2,067,500
                                                                  -------------
                                                                      7,351,875

PAPER & LUMBER PRODUCTS - 1.5%
Domtar, Inc., 9.50% - 2016 ....................      1,750,000        1,767,500

PUBLISHING & PRINTING - 1.3%
K-III Communications Corporation, 10.25% - 2004        555,000          585,525
Quebecor Printing Capital, 7.25% - 2007 .......      1,000,000        1,007,500
                                                                  -------------
                                                                      1,593,025

STEEL & METAL PRODUCTS - 1.1%
AK Steel, 10.75% - 2004 .......................      1,250,000        1,346,875

TOBACCO PRODUCTS - 0.6%
Dimon, Inc., 8.875% - 2006 ....................        675,000          703,688

UTILITIES - 2.3%
Tennessee Gas Pipeline, 7.50% - 2017 ..........      1,700,000        1,697,875
Westinghouse Electric Company, 8.375% - 2002 ..      1,050,000        1,089,375
                                                                  -------------
                                                                      2,787,250

TRANSPORTATION - 0.8%
Union Pacific Resources Group, Inc.,
  7.50% - 2026 ................................      1,000,000          986,250
                                                                  -------------

  Total corporate bonds - Series E - 76.7% ....                      91,955,023


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
TRUST PREFERRED SECURITIES(9)                        OF SHARES        VALUE
--------------------------------------------------------------------------------

FINANCE - 4.8%
Chase Capital Trust, 6.1047% - 2027(4) ........     $2,500,000   $    2,450,725
Washington Mutual Capital, 8.375% - 2002 ......     $1,000,000        1,016,250
SI Financing, Inc., 9.50% - 2026 ..............         87,140        2,303,764
                                                                  -------------
  Total trust preferred securities -
    Series E - 4.8% ...........................                       5,770,739

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 8.0%
Federal Home Loan Mortgage Corporation,
  #1339 C, 8.00% - 2006 CMO ...................     $1,000,000        1,043,268
  #112 H, 8.80% - 2020 CMO ....................     $  969,041          988,630
  #1311 J, 7.50% - 2021 CMO ...................     $3,350,000        3,380,615
  #1468 U, 7.00% - 2022 CMO ...................     $  711,037          669,825
  #1930 AB, 7.50% - 2023 CMO ..................     $2,442,959        2,473,679
Federal National Mortgage Association,
  #1992-88 L, 8.00% -  2021 CMO ...............     $1,000,000        1,022,877
                                                                  -------------
                                                                      9,578,894
U.S. GOVERNMENT SECURITIES - 3.2%
Government National Mortgage Association,
  #39238, 9.50% - 2009 ........................     $  365,281          391,323
  #181907, 9.50% - 2020 .......................     $  376,963          402,022
  #305617, 9.00% - 2021 .......................     $  294,271          309,837
  #301465, 9.00% - 2021 .......................     $  226,213          238,180
  #2445, 8.00% - 2027 .........................     $2,400,000        2,444,250
                                                                  -------------
                                                                      3,785,612
NON-AGENCY SECURITIES - 3.4%
Chase Capital Mortgage Securities Company,
  1997-1B, 7.37% - 2007 CMO ...................     $1,500,000        1,526,250
Chase Mortgage 1994-G A13, 7.00% - 2025, CMO ..     $2,840,191        2,596,677
                                                                  -------------
                                                                      4,122,927
                                                                  -------------
  Total mortgage backed securities -
    Series E - 14.6% ..........................                      17,487,433

GOVERNMENT SECURITIES
---------------------

CANADIAN GOVERNMENT AGENCIES - 0.4%
British Columbia Province, 6.50% - 2026 .......     $  500,000          453,750
                                                                  -------------

  Total investments - Series E - 96.5% ........                     115,666,945
  Cash & other assets, less liabilities -
    Series E - 3.5% ...........................                       4,267,053
                                                                  -------------
  Total net assets - Series E - 100.0% ........                  $  119,933,998
                                                                  =============

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES J (EMERGING GROWTH)

                                                      NUMBER          MARKET
COMMON STOCKS                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

ADVERTISING - 1.5%
Omnicom Group, Inc. ...........................         49,000   $    3,019,625

BANKS & TRUST - 3.2%
Northern Trust Corporation ....................         60,000        2,902,500
State Street Corporation ......................         79,000        3,653,750
                                                                  -------------
                                                                      6,556,250

BEVERAGES - 2.4%
Coca-Cola Enterprises, Inc. ...................        210,200        4,834,600

BIOTECHNOLOGY - 2.5%
Amgen, Inc. ...................................         24,000        1,395,000
BioChem Pharma, Inc.* .........................         62,500        1,390,625
Biogen, Inc.* .................................         32,800        1,111,100
Centocor, Inc.* ...............................         39,000        1,211,437
                                                                  -------------
                                                                      5,108,162

BROKERAGE - 1.8%
Charles Schwab Corporation ....................         88,500        3,600,844

BUSINESS SERVICES - 7.4%
CBT Group PLC ADR* ............................         10,000          631,250
Cambridge Technology Partners, Inc.* ..........         49,000        1,568,000
Cintas Corporation ............................         26,000        1,787,500
Equifax, Inc. .................................         80,800        3,004,750
Fiserv, Inc.* .................................         25,500        1,137,937
Manpower, Inc. ................................         43,000        1,913,500
Paychex, Inc. .................................         60,600        2,302,800
Robert Half International, Inc.* ..............         31,500        1,482,469
Sungard Data Systems, Inc.* ...................         22,500        1,046,250
                                                                  -------------
                                                                     14,874,456

CHEMICALS - SPECIALTY - 2.5%
Praxair, Inc. .................................         55,500        3,108,000
Sigma-Aldrich Corporation .....................         59,000        2,068,687
                                                                  -------------
                                                                      5,176,687

COMMUNICATIONS - EQUIPMENT - 2.0%
ADC Telecommunications, Inc.* .................         70,500        2,352,938
Tellabs, Inc.* ................................         30,500        1,704,187
                                                                  -------------
                                                                      4,057,125

COMPUTER SOFTWARE - 7.6%
America OnLine,Inc.* ..........................         52,500        2,920,313
Ascend Communications, Inc.* ..................         35,000        1,378,125
BMC Software, Inc.* ...........................         56,000        3,101,000
Compuware Corporation* ........................         47,700        2,277,675
McAfee Associates, Inc.* ......................         31,000        1,956,875
PeopleSoft, Inc.* .............................         42,000        2,215,500
Viasoft, Inc.* ................................         31,000        1,573,250
                                                                  -------------
                                                                     15,422,738

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

COMPUTER SYSTEMS - 6.0%
Dell Computer Corporation* ....................         26,500   $    3,112,094
Electronics for Imaging, Inc.* ................         47,500        2,244,375
ENCAD, Inc.* ..................................         62,000        2,573,000
Sanmina Corporation* ..........................         33,000        2,095,500
SCI Systems, Inc.* ............................         33,000        2,103,750
                                                                  -------------
                                                                     12,128,719

CONSUMER SERVICES - 1.8%
Apollo Group, Inc.* ...........................         56,000        1,974,000
Stewart Enterprises, Inc. .....................         38,500        1,617,000
                                                                  -------------
                                                                      3,591,000

ELECTRIC UTILITIES - 1.0%
AES Corporation* ..............................         29,000        2,051,750

ELECTRONICS - 0.7%
Perkin-Elmer Corporation ......................         18,700        1,487,819

FOOD - 0.7%
Dole Food Company, Inc. .......................         33,200        1,419,300

HEALTH CARE - 2.4%
Cardinal Health, Inc. .........................         30,900        1,769,025
Parexel International Corporation* ............         49,000        1,555,750
Quintiles Transnational Corporation* ..........         21,900        1,524,787
                                                                  -------------
                                                                      4,849,562

HEALTH CARE - HMO - 1.6%
Oxford Health Plans, Inc.* ....................         44,400        3,185,700

HOSPITAL SUPPLIES/MANAGEMENT - 3.0%
Advanced Technology Labs, Inc.* ...............         25,000        1,075,000
Health Management Associates, Inc.* ...........         70,000        1,995,000
HEALTHSOUTH Corporation* ......................        118,000        2,942,625
                                                                  -------------
                                                                      6,012,625

HOTEL/MOTEL - 0.5%
Promus Hotel Corporation* .....................         27,500        1,065,625

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
Leggett & Platt, Inc. .........................         51,300        2,205,900

HOUSEHOLD PRODUCTS - 0.4%
Dial Corporation ..............................         50,000          781,250

INSURANCE - 4.2%
AFLAC, Inc. ...................................         75,950        3,588,637
Progressive Corporation .......................         19,500        1,696,500
SunAmerica, Inc. ..............................         66,000        3,217,500
                                                                  -------------
                                                                      8,502,637

INVESTMENT MANAGEMENT - 3.3%
Franklin Resources, Inc. ......................         69,500        5,043,094
T. Rowe Price Associates, Inc. ................         30,800        1,590,050
                                                                  -------------
                                                                      6,633,144

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES J (EMERGING GROWTH) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

LEISURE TIME - 1.9%
Callaway Golf Company .........................         41,200   $    1,462,600
Mirage Resorts, Inc.* .........................         98,500        2,487,125
                                                                  -------------
                                                                      3,949,725

MANUFACTURING - 1.4%
Illinois Tool Works, Inc. .....................         57,000        2,846,437

MEDICAL INSTRUMENTS - 1.5%
Guidant Corporation ...........................         35,300        3,000,500

OFFICE EQUIPMENT & SUPPLIES - 0.5%
Corporate Express, Inc.* ......................         70,500        1,017,844

OIL & GAS EQUIPMENT & SERVICES - 4.3%
BJ Services Company* ..........................         21,000        1,126,125
ENSCO International, Inc.* ....................         38,500        2,030,875
Global Marine, Inc.* ..........................         96,000        2,232,000
Smith International, Inc.* ....................         21,000        1,275,750
Tidewater, Inc. ...............................         33,000        1,452,000
Varco International, Inc.* ....................         17,500          564,375
                                                                  -------------
                                                                      8,681,125

OIL & GAS EXPLORATION - 2.8%
Anadarko Petroleum Corporation ................         32,600        1,956,000
Apache Corporation ............................         50,000        1,625,000
Sonat, Inc. ...................................         42,000        2,152,500
                                                                  -------------
                                                                      5,733,500

PACKAGING & CONTAINERS - 0.6%
Sealed Air Corporation* .......................         24,000        1,140,000

PHARMACEUTICALS - 2.5%
Dura Pharmaceuticals, Inc.* ...................         77,500        3,090,312
Jones Medical Industries, Inc. ................         40,000        1,900,000
                                                                  -------------
                                                                      4,990,312

POLLUTION CONTROL - 1.4%
United States Filter Corporation* .............         49,750        1,355,688
United Waste Systems, Inc.* ...................         36,000        1,476,000
                                                                  -------------
                                                                      2,831,688

RESTAURANTS - 1.7%
Papa John's International, Inc.* ..............         46,250        1,699,688
Starbucks Corporation* ........................         43,500        1,693,781
                                                                  -------------
                                                                      3,393,469

RETAIL TRADE - 8.5%
Bed Bath & Beyond, Inc.* ......................         32,500          987,187
Consolidated Stores Corporation* ..............         44,688        1,552,891
Dollar General Corporation ....................         68,375        2,564,062
Dollar Tree Stores, Inc.* .....................         45,000        2,266,875
General Nutrition Companies, Inc.* ............         77,000        2,156,000
Kohl's Corporation* ...........................         52,500        2,779,219
Payless ShoeSource, Inc.* .....................         22,000        1,203,125
Staples, Inc.* ................................        119,250        2,772,563
Tiffany & Company .............................         19,500          900,656
                                                                  -------------
                                                                     17,182,578


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

SEMICONDUCTORS - 6.3%
Altera Corporation* ...........................         47,000   $    2,373,500
ANADIGICS, Inc.* ..............................         45,000        1,395,000
Analog Devices, Inc.* .........................         80,500        2,138,281
Atmel Corporation* ............................         55,500        1,554,000
Cymer, Inc.* ..................................         27,500        1,340,625
Linear Technology Corporation .................         41,000        2,121,750
Xilinx, Inc.* .................................         37,000        1,815,313
                                                                  -------------
                                                                     12,738,469

TEXTILES - 0.8%
Jones Apparel Group,Inc.* .....................         34,500        1,647,375

TOOLS - 1.0%
Snap-On, Inc. .................................         50,300        1,980,563

TRANSPORTATION - 0.6%
Illinois Central Corporation ..................         32,500        1,135,469
                                                                  -------------
  Total common stocks - Series J - 93.4% ......                     188,834,572
  Cash & other assets, less liabilities -
    Series J - 6.6% ...........................                      13,385,529
                                                                  -------------
  Total net assets - Series J - 100.0% ........                  $  202,220,101
                                                                  =============


SERIES K (GLOBAL AGGRESSIVE BOND)


GOVERNMENT OBLIGATIONS
----------------------

ARGENTINA - 4.4%
Republic of Argentina, 5.50% - 2023(6) ........     $1,000,000         $692,500

AUSTRALIA - 3.2%
New South Wales Treasury Corporation,
  6.50% - 2006(2) .............................        700,000          501,848

BRAZIL - 4.8%
Government of Brazil "C", 4.50% - 2014(7) .....     $  952,553          765,019

CANADA - 2.6%
Canadian Government, 8.00% - 2023(2) ..........        500,000          410,684

COSTA RICA - 2.4%
Banco Costa Rica, 6.25% - 2010 ................     $  459,015          387,868

DOMINICAN REPUBLIC - 4.5%
Central Bank of Dominican Republic,
  6.875% - 2024(8) ............................     $  850,000          709,750

ECUADOR - 2.3%
Republic of Ecuador, 6.4375% - 2025(8) ........     $  500,000          358,128

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES K (GLOBAL AGGRESSIVE BOND) (CONTINUED)

                                                     PRINCIPAL        MARKET
GOVERNMENT OBLIGATIONS (CONTINUED)                    AMOUNT          VALUE
--------------------------------------------------------------------------------

GREECE - 7.4%
Hellenic Republic, 14.00% - 2003(2) ...........    310,000,000       $1,172,933

HUNGARY - 6.2%
Government of Hungary, 23.00% - 1999(2) .......    130,000,000          743,303
Government of Hungary, 21.00% - 1999(2) .......     40,000,000          229,906
                                                                  -------------
                                                                        973,209

JORDAN - 4.1%
Kingdom of Jordan, 4.00% - 2023(6) ............     $1,000,000          650,000

MEXICO - 2.4%
United Mexican States, 6.25% - 2019 ...........     $  500,000          386,563

NEW ZEALAND - 2.8%
New Zealand Government, 6.50% - 2000(2) .......        650,000          438,785

POLAND - 3.0%
Government of Poland, 16.00% - 1998(2) ........      1,675,000          474,531

SOUTH AFRICA - 3.8%
Electricity Supply Commission, 11.00% - 2008(2)        600,000          106,694
Republic of South Africa, 12.00% - 2005(2) ....      2,500,000          491,454
                                                                  -------------
                                                                        598,148

SPAIN - 2.2%
Bonos u Oblig Del Estado, 10.15% - 2006(2) ....     40,000,000          341,212

VENEZUELA - 4.4%
Venezuela - DCB, 6.75% - 2007(8) ..............     $  750,000          695,625
                                                                  -------------
  Total government obligations -
    Series K - 60.5% ..........................                       9,556,802

CORPORATE BONDS
---------------

CANADA - 7.0%
CHC Helicopter, 11.50% - 2002 .................     $  500,000          520,000
Roger's Communication, Inc., 10.50% - 2006(2) .        500,000          400,643
Stelco, Inc., 10.40% - 2009(2) ................        200,000          178,790
                                                                  -------------
                                                                      1,099,433


                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

CZECH REPUBLIC - 3.8%
CEZ, a.s., 11.30% - 2005(2) ...................     13,000,000        $ 381,149
Skofin, S.R.O., a.s., 11.625% - 1998(2) .......      7,700,000          228,134
                                                                  -------------
                                                                        609,283

DENMARK - 9.3%
Nykredit, 7.00% - 2026(2) .....................      3,479,501          514,155
Realkredit Danmark, 7.00% - 2026(2) ...........      3,479,001          514,606
Unikredit Realkredit, 7.00% - 2026(2) .........      3,000,000          442,033
                                                                  -------------
                                                                      1,470,794

UNITED STATES - 11.6%
Archibald Candy Corporation, 10.25% - 2004 ....     $  500,000          508,750
Chiquita Brands International, Inc.,
  10.25% - 2006 ...............................     $  250,000          266,250
Citicorp Mortgage Securities, Inc.,
  7.25% - 2027 ................................     $  410,315          274,798
Countrywide Home Loans, 7.05% - 2027 ..........     $  704,837          593,402
Residential Asset Securization Trust,
  7.50% - 2011 ................................     $  235,751          182,265
                                                                  -------------
                                                                      1,825,465
                                                                  -------------

  Total corporate bonds - Series K - 31.7% ....                       5,004,975

SHORT-TERM INVESTMENTS
----------------------

MEXICO - 2.8%
Mexican Cetes, 0% - 7-24-97(2) ................      3,600,000          446,815

SLOVAKIA - 2.8%
European Bank Research & Development,
  12.50% - 8-19-97(2) .........................    215,000,000          434,515
                                                                  -------------

  Total short-term investments -
    Series K - 5.6% ...........................                         881,330
                                                                  -------------

  Total investments - Series K - 97.8% ........                      15,443,107

WRITTEN OPTIONS
---------------

Call option on Government of Brazil "C" Bond,
  strike price 80.5 USD - July 1997
  (premium $9,586) ............................     $  952,553           (8,143)

Call option on United Mexican States, strike
  price 78.4375 USD - July 1997
  (premium $4,250) ............................     $  500,000           (2,306)
                                                                  -------------

  Total written options - Series K - 0.0% .....                         (10,449)
  Cash and other assets, less liabilities -
    Series K - 2.2% ...........................                         352,104
                                                                  -------------

  Total net assets - Series K - 100% ..........                  $   15,784,762
                                                                  =============

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES M (SPECIALIZED ASSET ALLOCATION)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
CORPORATE BONDS                                      OF SHARES        VALUE
--------------------------------------------------------------------------------

BANKS & CREDITS - 4.1%
Citicorp 7.125% - 2003 ........................     $1,000,000   $    1,010,000
Star Bank Cincinnati, 6.375% - 2004 ...........     $1,000,000          962,500
                                                                  -------------
                                                                      1,972,500

BROKERAGE - .6%
Merrill Lynch & Company, Inc., 8.00% - 2007 ...     $  250,000          265,000

COMMUNICATIONS - .1%
News America Holdings, 8.625% - 2003 ..........     $   40,000           43,050

FINANCIAL SERVICES - .3%
MCN Investment Corporation, 6.32% - 2003 ......     $  125,000          121,875

INDUSTRIAL SERVICES - 4.1%
Black & Decker, 7.50% - 2003 ..................     $1,000,000        1,025,000
Rite Aid Corporation, 6.70% - 2001 ............     $  400,000          397,500
Xerox Corporation, 8.125% - 2002 ..............     $  500,000          525,625
                                                                  -------------
                                                                      1,948,125

PETROLEUM - .2%
Occidental Petroleum Corporation, 6.24% - 2000.     $  110,000          108,763

TRANSPORTATION - NON-RAIL - 1.0%
Airborn Freight Corporation, 7.35% - 2005 .....     $  500,000          490,000
                                                                  -------------

  Total corporate bonds - Series M - 10.4% ....                       4,949,313

COMMON STOCKS
-------------

AMERICAN GOLD - 8.9%
Barrick Gold Corporation ......................         38,000          836,000
Battle Mountain Gold Company ..................         90,000          511,875
Echo Bay Mines, Ltd. ..........................         99,000          556,875
Hecla Mining Company* .........................         24,500          131,687
Homestake Mining Company ......................         39,000          509,437
Newmont Mining Corporation ....................         19,500          760,500
Placer Dome, Inc. .............................         49,000          802,375
Stillwater Mining Company* ....................          6,600          141,488
                                                                  -------------
                                                                      4,250,237

BROADCAST MEDIA - 1.2%
A.H. Belo Corporation .........................          1,500           62,437
Chris-Craft Industries, Inc.* .................          2,000           96,500
TCI Satellite Entertainment, Inc.* ............          1,200            9,450
Tele-Communications, Inc.* ....................         12,000          178,500
U.S. West Media Group* ........................         10,000          202,500
                                                                  -------------
                                                                        549,387


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

ENTERTAINMENT - 1.4%
King World Productions, Inc. ..................          4,300   $      150,500
Time Warner, Inc. .............................          5,000          241,250
Viacom, Inc.* .................................          6,000          178,125
The Walt Disney Company .......................          1,200           96,300
                                                                  -------------
                                                                        666,175

GAMING - 2.1%
Circus Circus Enterprises, Inc.* ..............          8,900          219,163
Harrah's Entertainment, Inc.* .................         13,300          242,725
International Game Technology .................         14,400          255,600
Mirage Resorts, Inc.* .........................         10,900          275,225
                                                                  -------------
                                                                        992,713

HOSPITAL MANAGEMENT - 1.7%
Columbia/HCA Healthcare Corporation ...........          8,400          330,225
Tenet Healthcare Corporation* .................         11,600          342,925
Universal Health Services, Inc.* ..............          4,000          154,000
                                                                  -------------
                                                                        827,150

LEISURE TIME - .8%
Brunswick Corporation .........................          6,400          200,000
Callaway Golf Company .........................          5,300          188,150
                                                                  -------------
                                                                        388,150

LONG-TERM CARE - 2.1%
Beverly Enterprises* ..........................          6,900          112,125
Genesis Health Ventures, Inc.* ................          6,400          216,000
HEALTHSOUTH Corporation* ......................          4,700          117,206
Health Care and Retirements Corporation* ......          3,100          103,463
Horizon/CMS Healthcare Corporation* ...........          5,900          118,369
Integrated Health Services, Inc. ..............          4,300          165,550
Mariner Health Group, Inc.* ...................          9,000          138,937
                                                                  -------------
                                                                        971,650

MANAGED CARE - 1.4%
Express Scripts, Inc.* ........................          3,100          129,425
Healthcare Compare Corporation* ...............          3,100          162,362
Oxford Health Plans* ..........................          2,100          150,675
Pacificare Health Systems,Inc.* ...............          1,600          102,200
United Healthcare Corporation .................          2,600          135,200
                                                                  -------------
                                                                        679,862

MISCELLANEOUS - .1%
Ameron International Corporation ..............          1,100           62,288

NETWORKING - 2.2%
Bay Networks, Inc.* ...........................          9,400          249,688
3Com Corporation* .............................          6,600          297,000
Cabletron Systems, Inc.* ......................          9,800          277,462
Cisco Systems, Inc.* ..........................          3,300          221,513
                                                                  -------------
                                                                      1,045,663

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

PERIPHERALS - 1.7%
EMC Corporation* ..............................          3,000   $      117,000
Iomega Corporation* ...........................          4,300           85,463
Lexmark International Group, Inc.* ............          4,900          148,837
Quantum Corporation* ..........................          7,000          142,625
Read-Rite Corporation* ........................          4,200           87,675
Seagate Technology, Inc.* .....................          2,400           84,450
Storage Technology Corporation* ...............          3,300          146,850
                                                                  -------------
                                                                        812,900

RESTAURANTS - 2.5%
Applebees International, Inc. .................          3,000           80,250
Brinker International, Inc.* ..................         12,000          171,000
CKE Restaurants, Inc. .........................          9,750          308,344
Cracker Barrel Old Country Store, Inc. ........          5,000          132,500
McDonalds Corporation .........................          2,500          120,781
Outback Steakhouse, Inc.* .....................          7,000          169,312
Ryan's Family Steak House, Inc.* ..............         10,000           85,625
Wendy's International, Inc. ...................          5,000          129,688
                                                                  -------------
                                                                      1,197,500

STEEL - 1.8%
Allegheny Teledyne, Inc. ......................          3,500           94,500
Carpenter Technology ..........................          2,600          118,950
Cleveland Cliffs, Inc. ........................          6,600          268,950
Quanex Corporation ............................         10,200          313,013
Steel Technologies, Inc. ......................          5,200           55,575
                                                                  -------------
                                                                        850,988

TELECOMMUNICATIONS - 2.3%
Ameritech Corporation .........................          3,700          251,369
Bell Atlantic Corporation .....................          2,000          151,750
Bellsouth Corporation .........................          2,900          134,488
GTE Corporation ...............................          3,100          136,012
Nynex Corporation .............................          3,000          172,875
SBC Communication, Inc. .......................          2,560          158,400
Southern New England Telecommunications
  Corporation .................................          2,500           97,187
                                                                  -------------
                                                                      1,102,081

TRUCKING - 1.4%
Caliber System, Inc. ..........................          4,200          156,450
Rollings Truck Leasing Corporation ............          9,500          141,312
Ryder System, Inc. ............................          4,000          132,000
US Freightways Corporation ....................          4,800          124,200
Werner Enterprises, Inc. ......................          6,600          127,875
                                                                  -------------
                                                                        681,837

TRUCKING PARTS & SUPPLIES - 1.9%
Cummins Engine Company, Inc. ..................          3,700          261,081
Navistar International Corporation* ...........         18,900          326,025
PACCAR, Inc. ..................................          6,200          287,913
                                                                  -------------
                                                                        875,019
                                                                  -------------


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

  Total common stocks - Series M - 33.5% ......                  $   15,953,600

U.S. GOVERNMENT AGENCIES
------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - .9%
  6.00% - 2006 ................................     $   60,574           58,503
  7.00% - 2020 ................................     $  250,000          247,575
  7.00% - 2021 ................................     $  100,000           98,068

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.0%
  7.17% - 2007 ................................     $  500,000          494,805
  6.50% - 2018 ................................     $  140,000          135,065
  6.95% - 2020 ................................     $  170,000          165,854
  7.50% - 2020 ................................     $  160,000          160,206

U.S. TREASURY NOTES - 1.7%
  6.875% - 1999 ...............................     $  800,000          811,800
                                                                  -------------

  Total U.S. government & government agencies -
    Series M - 4.6% ...........................                       2,171,876

FOREIGN STOCKS
--------------

BELGIUM - 5.8%
Bekaert SA ....................................             50           33,901
Cementbedrijven Cimenteries ...................            600           55,077
Delhaize-Le Lion ..............................          1,550           81,488
Electrabel ....................................          1,900          407,483
Fortis AG .....................................          1,750          361,683
Gevaert Photo Productions .....................            900           84,617
Groupe Bruxelles Lambert ......................            700          117,413
Kredietbank ...................................          1,050          423,505
Petrofina SA ..................................          1,050          397,949
Royale Belgium ................................            650          188,943
Solvay SA .....................................            500          294,854
Tractebel Investment International ............            700          292,072
Union Miniere* ................................            500           46,871
                                                                  -------------
                                                                      2,785,856

GERMANY - 7.1%
Allianz AG Holding ............................          2,140          457,466
BASF AG .......................................          7,919          292,440
Bayer AG ......................................          5,365          206,899
Continental AG ................................          1,198           29,769
Daimler-Benz AG ...............................          5,050          411,237
Degussa AG ....................................            860           45,504
Deutsche Bank AG ..............................          5,108          300,172
Dresdner Bank AG ..............................          8,689          304,670
Friedrich Grohe AG-Vorzugsak ..................             43           13,449
Heidelberger Zement AG ........................            471           45,680
Hochtief AG ...................................          1,070           47,896
Linde AG ......................................             86           66,874
Merck KGAA ....................................          1,113           48,543

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)                           OF SHARES        VALUE
--------------------------------------------------------------------------------

GERMANY (CONTINUED)
Muenchener Rueckversicherungs-Gesellschaft AG .             43   $      121,903
Preussag AG ...................................            428          126,003
SAP AG ........................................            728          146,140
Siemens AG ....................................          7,662          459,271
Veba AG .......................................          4,766          269,407
                                                                  -------------
                                                                      3,393,323

ITALY - 5.4%
Assicurazioni Gererali ........................         12,650          229,730
Banco Ambrosiano Vento ........................          9,000           25,918
Banco Commerciale Italiane ....................         37,000           76,544
Benetton Group SPA ............................          2,600           41,487
Credito Italiano ..............................         37,500           68,543
Edison SPA ....................................         19,000           94,414
Fiat SPA ......................................         70,000          251,778
Fiat SPA - Private ............................         14,000           25,836
Ina-Instituto Naz Assicuraz ...................        115,977          176,539
Instituto Banc San Paolo Tori .................         12,500           91,023
Instituto Mobiliare Italiano ..................         11,441          102,878
Mediobanca ....................................         23,000          139,500
Montedison SPA* ...............................         51,800           34,158
Olivetti Group* ...............................         42,500           12,027
Pirelli SPA ...................................         85,000          210,314
Ras-Riun Adriat Di Sicurta ....................          4,500           35,572
Sirti SPA .....................................          4,000           23,050
Telecom Italia Mobile SPA .....................        138,200          446,723
Telecom Italia Mobile-DRNC ....................         27,614           49,337
Telecom Italia-RNC ............................         20,000           39,553
Telecom Italia-SPA ............................        130,000          388,892
                                                                  -------------
                                                                      2,563,816

JAPAN - 11.2%
Bank of Yokohama Limited ......................          9,000           50,730
Daiei, Inc. ...................................          8,000           51,385
East Japan Railway Company ....................             10           51,385
Fanuc .........................................            900           34,606
Fuji Bank, Ltd. ...............................         15,000          225,465
Fuji Photo Film ...............................          1,000           40,287
Fujitsu, Ltd. .................................          7,000           97,265
Furukawa Electric Company .....................          8,000           50,966
Hitachi, Ltd. (Hit. Seisakusho) ...............         10,000          111,859
Hokuriku Bank .................................          8,000           27,475
Honda Motor Company, Ltd. .....................          2,000           60,299
Industrial Bank Of Japan ......................         13,000          202,220
Ito-Yokado Company, Ltd. ......................          1,000           58,114
Itoham Foods ..................................          3,000           16,569
Japan Airlines* ...............................         16,000           72,848
Japan Energy Corporation ......................          8,000           20,973
Kawasaki Heavy Industries .....................         16,000           74,526
KOA Corporation ...............................          1,000           13,895
Komatsu, Ltd. .................................          8,000           65,018


                                                      NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)                           OF SHARES        VALUE
--------------------------------------------------------------------------------

JAPAN (CONTINUED)
Komori Corporation ............................          3,000   $       71,310
Marui Company, Ltd. ...........................          3,000           55,842
Matsushita Electric Industrial Company, Ltd. ..         11,000          222,057
Mitsubishi Corporation ........................         16,000          199,948
Mitsubishi Heavy Industrial, Ltd. .............         20,000          153,631
Mitsubishi Materials Corporation ..............         15,000           60,037
Mori Seiki ....................................          3,000           48,239
NEC Corporation ...............................          3,000           41,947
Nippon Comsys Corporation .....................          3,000           44,569
Nippon Oil Company, Ltd. ......................         16,000           87,669
Nippon Shokubai K.K. Company ..................          4,000           31,810
Nippondenso Company, Ltd. .....................          4,000           95,779
Normura Securities Company,Ltd. ...............          8,000          110,460
NSK Limited ...................................         16,000          103,050
Onward Kashiyama Company, Ltd. ................          3,000           49,812
Oyo Corporation ...............................          1,400           54,444
Sakura Bank, Ltd. .............................          3,000           23,018
Sankyo Company, Ltd. ..........................          1,000           33,645
Secom .........................................          1,000           73,495
Sega Enterprises ..............................            500           16,604
Sekisui House, Ltd. ...........................         18,000          182,470
Shimizu Corporation ...........................         21,000          126,077
Shin-Etsu Chemical Company ....................          5,000          132,832
Sumitomo Bank .................................         20,000          328,585
Sumitomo Chemical Company .....................         23,000          104,317
Sumitomo Heavy Industries .....................          9,000           36,415
Sumitomo Marine & Fire ........................          4,000           32,858
Taisho Pharmaceutical .........................          3,000           81,010
The Bank of Tokyo-Mitsubishi ..................         16,000          321,594
Tokai Bank ....................................          9,000           92,808
Tokyo Dome Corporation ........................          4,000           53,832
Tokyo Electric Power ..........................         14,500          305,383
Tokyo Style ...................................          3,000           41,685
Tokyu Corporation .............................         25,000          155,335
Tostem Corporation ............................          1,000           27,702
Toyoda Automatic Loom Works ...................          3,000           68,164
Toyota Motor Corporation ......................         10,000          295,377
Yamaichi Securities ...........................         15,000           44,700
                                                                  -------------
                                                                      5,334,395
                                                                  -------------
  Total foreign stocks - Series M - 29.5% .....                      14,077,390

FOREIGN WARRANTS
----------------
Tractebel Warrants - 1999 .....................            600            6,442

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
TEMPORARY CASH INVESTMENTS                           OF SHARES        VALUE
--------------------------------------------------------------------------------

MONEY MARKET FUNDS - 2.3%
Vista Federal Money Market Fund ...............      1,073,000   $    1,073,000

FEDERAL HOME LOAN BANK - 1.0%
  5.21% - 7-3-97 ..............................     $  500,000          499,855

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.1%
  5.26% - 7-9-97 ..............................     $2,000,000        1,997,662
  5.26% - 7-10-97 .............................     $1,200,000        1,198,421
  5.33% - 8-4-97 ..............................     $5,000,000        4,975,112
                                                                  -------------
                                                                      8,171,195
                                                                  -------------
  Total temporary cash - Series M - 20.4% .....                       9,744,050
                                                                  -------------
  Total investments - Series M - 98.4% ........                      46,902,671
  Cash & other assets, less liabilities -
    Series M - 1.6% ...........................                         776,885
                                                                  -------------
  Total net assets - Series M - 100% ..........                  $   47,679,556
                                                                  =============

SERIES N (MANAGED ASSET ALLOCATION)

CORPORATE BONDS
---------------

AEROSPACE & DEFENSE - 0.6%
B.E. AeroSpace, 9.875% - 2006 .................     $   35,000   $       36,181
K & F Industries, 10.375% - 2004 ..............     $   25,000           26,406
Raytheon Company, 6.50% - 2005 ................     $  100,000           96,125
                                                                  -------------
                                                                        158,712

BANKS & CREDIT - 0.6%
B.F. Saul Reit, 11.625% - 2002 ................     $   50,000           53,750
Bankers Trust - NY, 7.25% - 2003 ..............     $  100,000   s      101,000
                                                                  -------------
                                                                        154,750

BEVERAGES - 0.2%
Dr. Pepper Bottling Holdings, 0.00% - 2003 ....     $   50,000           49,625

BROADCAST MEDIA - 0.4%
Chancellor Radio Broadcasting, 9.375% - 2004 ..     $   50,000           51,875
American Radio Systems, 9.00% - 2006 ..........     $   50,000           51,000
                                                                  -------------
                                                                        102,875

BUILDING/CONSTRUCTION - 0.2%
Synthetic Industries, 9.25% - 2007 ............     $   50,000           51,000


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

CABLE SYSTEMS - 0.8%
Comcast Cable Communications, 8.125% - 2004 ...     $  100,000   $      104,500
Fundy Cable, Ltd., 11.00% - 2005 ..............         50,000           54,188
Marcus Cable Operating Company, 0.00% - 2004 ..         50,000           43,500
                                                                  -------------
                                                                        202,188

CHEMICALS - SPECIALTY - 0.2%
Agricultural Minerals & Chemicals, 10.75% - 2003        50,000           53,188

COMMERCIAL SERVICES - 0.2%
Dyncorp, Inc., 9.50% - 2007 ...................         50,000           50,500

CONSUMER GOODS & SERVICES - 0.6%
Coinmach Corporation, 11.75% - 2005 ...........         50,000           55,313
Doane Products Company, 10.625% - 2006 ........         50,000           52,750
Windy Hill Pet Food Company, 9.75% - 2007 .....         50,000           50,750
                                                                  -------------
                                                                        158,813

COSMETICS - 0.6%
American Safety Razor Company, 9.875% - 2005 ..        100,000          104,500
Revlon Consumer Products Company, 10.50% - 2003         50,000           53,375
                                                                  -------------
                                                                        157,875

ELECTRIC UTILITIES - 2.1%
Florida Power & Light Company, 5.70% - 1998 ...        100,000           99,750
Midwest Power System, 7.125% - 2003 ...........        140,000          141,575
Monongahela Power, 8.50% - 2022 ...............        100,000          105,375
Southern California Edison, 6.50% - 2001 ......         50,000           49,562
Texas Utilities, 5.875% - 1998 ................        110,000          109,863
Wisconsin Electric Power, 5.875% - 1997 .......         50,000           50,000
                                                                  -------------
                                                                        556,125

ELECTRONICS - 0.4%
Communications & Power Industry, 12.00% - 2005.         50,000           54,875
Fairchild Semiconductor, 10.125% - 2007 .......         50,000           52,875
                                                                  -------------
                                                                        107,750

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

ENTERTAINMENT - 0.8%
AMC Entertainment, Inc., 9.50% - 2009 .........     $   50,000   $       51,750
Six Flags Theme Parks, 0.00% - 2005 ...........         25,000           25,469
Time Warner Entertainment, 7.25% - 2008 .......        100,000           98,125
United Artists Theatre, 9.30% - 2015 ..........         49,157           47,129
                                                                  -------------
                                                                        222,473

ENVIRONMENTAL - 0.2%
Allied Waste North America, 10.25% - 2006 .....         50,000           53,875

FINANCIAL SERVICES - 1.5%
Conseco, Inc., 8.125% - 2003 ..................        100,000          103,375
Intertek Finance PLC, 10.25% - 2006 ...........         50,000           51,750
New York Life Insurance, 7.50% - 2023 .........        100,000           95,375
Salomon, Inc., 6.75% - 2003 ...................        100,000           97,750
Trump Atlantic City, 11.25% - 2006 ............         50,000           48,875
                                                                  -------------
                                                                        397,125

FOOD PROCESSING - 0.2%
TLC Beatrice International Holdings,
  11.50% - 2005 ...............................         50,000           56,188

FOOD WHOLESALERS - 0.4%
Price/Costco, Inc., 7.125% - 2005 .............        100,000           99,750

HOSPITAL MANAGEMENT - 0.3%
Columbia/HCA Healthcare, 8.85% - 2007 .........         80,000           89,500

HOTEL/MOTEL - 0.6%
Grand Casinos, 10.125% - 2003 .................         50,000           52,000
Host Marriott Travel Plaza, 9.50% - 2005 ......         50,000           52,250
Rio Hotel & Casino, Inc.,
  10.625% - 2005 ..............................         30,000           32,287
  9.50% - 2007 ................................         25,000           25,812
                                                                  -------------
                                                                        162,349

LEASING - 0.4%
Penske Truck Leasing, 6.65% - 2000 ............        100,000          100,375

MANUFACTURING - 0.2%
International Wire Group, 11.75% - 2005 .......         50,000           54,562

MEDICAL - 0.3%
Owens & Minor, Inc., 10.875% - 2006 ...........         25,000           27,750
Quest Diagnostics, Inc., 10.75% - 2006 ........         50,000           54,000
                                                                  -------------
                                                                         81,750


                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

METALS & MINERALS - 0.6%
Freeport McMoran Resources, 7.00% - 2008 ......     $   50,000   $       47,687
Haynes International, Inc., 11.625% - 2004 ....         50,000           53,938
Maxxam Group, Inc., 11.25% - 2003 .............         50,000           51,813
                                                                  -------------
                                                                        153,438

MISCELLANEOUS - 0.2%
McDonald's Corporation, 6.625% - 2005 .........         50,000           48,875

OIL - 0.2%
Pride Petroleum Services, Inc., 9.375% - 2007 .         50,000           51,875

PACKAGING & CONTAINERS - 0.8%
Bway Corporation, 10.25% - 2007 ...............         50,000           53,500
Gaylord Container Corporation, 12.75% - 2005 ..         25,000           27,531
Plastic Containers, Inc., 10.00% - 2006 .......         25,000           25,938
Silgan Corporation, 11.75% - 2002 .............         50,000           53,000
U.S. Can Corporation, 10.125% - 2006 ..........         50,000           53,250
                                                                  -------------
                                                                        213,219

RETAIL - SPECIALTY - 0.4%
Safelite Glass Corporation, 9.875% - 2006 .....         50,000           52,750
Specialty Retailers, 8.50% - 2005 .............         50,000           50,250
                                                                  -------------
                                                                        103,000
SECURITY - 0.2%
Loomis Fargo & Company, 10.00% - 2004 .........         50,000           50,875

TELECOMMUNICATIONS - 0.5%
Lucent Technologies, Inc., 6.90% - 2001 .......        100,000          100,500
Telewest Communication PLC, 0.00% - 2007(1) ...         50,000           36,125
                                                                  -------------
                                                                        136,625

TEXTILES - 0.4%
Dan River, Inc., 10.125% - 2003 ...............         50,000           52,625
Dominion Textile USA, 9.25% - 2006 ............         50,000           52,125
                                                                  -------------
                                                                        104,750

TRANSPORTATION - MISCELLANEOUS - 0.1%
Sea Containers, Ltd., 12.50% - 2004 ...........         30,000           33,675
                                                                  -------------

  Total corporate bonds - Series N - 15.2% ....                       4,017,680

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE - 0.4%
Northrop Grumman Corporation ..................            200   $       17,563
Raytheon Company ..............................            300           15,300
Rockwell International Corporation ............            600           35,400
United Technologies Corporation ...............            500           41,500
                                                                  -------------
                                                                        109,763

AIRLINES - 0.2%
AMR Corporation* ..............................            300           27,750
KLM Royal Dutch Air Lines NV ADR ..............            800           24,700
                                                                  -------------
                                                                         52,450

AMERICAN GOLD - 0.1%
Barrick Gold Corporation ......................          1,300           28,600
Placer Dome, Inc. .............................            500            8,187
                                                                  -------------
                                                                         36,787

APPLIANCES - 0.0%
Black & Decker Corporation ....................            300           11,156

AUTOMOBILES - 0.9%
Echlin, Inc. ..................................            600           21,600
Ford Motor Company ............................          2,100           79,275
General Motors Corporation ....................          1,400           77,963
Genuine Parts Company .........................            750           25,406
Honda Motor Company, Ltd. ADR .................            700           42,131
                                                                  -------------
                                                                        246,375

AUTO PARTS & SUPPLIES - 0.1%
TRW, Inc. .....................................            400           22,725

BANKS & TRUST - 2.7%
Banc One Corporation ..........................            800           38,750
Chase Manhattan Corporation ...................            612           59,402
Citicorp ......................................          1,000          120,563
Corestates Financial Corporation ..............            900           48,375
Fifth Third Bancorp ...........................            500           41,016
First Chicago NBD Corporation .................            500           30,250
First Union Corporation .......................            700           64,750
Keycorp .......................................            600           33,525
Mellon Bank Corporation .......................            600           27,075
J.P. Morgan & Company, Inc. ...................            400           41,750
Nationsbank Corporation .......................          1,400           90,300
PNCBank Corporation ...........................            915           38,087
U.S. Bancorp Oregon ...........................            500           32,062
Wells Fargo & Company .........................            200           53,900
                                                                  -------------
                                                                        719,805

BEVERAGES - 1.5%
Anheuser-Busch Companies, Inc. ................          1,000           41,938
Coca-Cola Company .............................          3,600          251,100
Pepsico, Inc. .................................          2,500           93,906
                                                                  -------------
                                                                        386,944

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

BROADCAST MEDIA - 0.3%
Comcast Corporation (Cl. A) ...................            800   $       17,100
U.S. West Media Group* ........................          1,200           24,300
Viacom, Inc. (Cl. B)* .........................          1,000           30,000
                                                                  -------------
                                                                         71,400

BROKERAGE - 0.1%
Charles Schwab Corporation ....................            300           12,206
Salomon, Inc. .................................            500           27,813
                                                                  -------------
                                                                         40,019

BUILDING & REAL ESTATE - 0.1%
Masco Corporation .............................            700           29,225

CHEMICALS - BASIC - 1.1%
Akzo Nobel NV ADR .............................          1,300           89,863
Dow Chemical Company ..........................            500           43,563
du Pont (E.I.) de Nemours & Company ...........          1,800          113,175
FMC Corporation* ..............................            200           15,887
Great Lakes Chemical Corporation ..............            400           20,950
Morton International, Inc. ....................            600           18,112
                                                                  -------------
                                                                        301,550

CHEMICALS - DIVERSIFIED - 0.2%
Monsanto Company ..............................          1,000           43,062

CHEMICALS - SPECIALTY - 0.4%
Minnesota Mining & Manufacturing Company ......            800           81,600
Rohm & Haas Company ...........................            300           27,019
                                                                  -------------
                                                                        108,619

COMMUNICATIONS EQUIPMENT - 0.1%
Tellabs, Inc.* ................................            400           22,350

COMPUTER SOFTWARE - 1.6%
Adobe Systems, Inc. ...........................            100            3,506
Automatic Data Processing, Inc. ...............            500           23,500
Ceridian Corporation* .........................            200            8,450
Computer Associates International, Inc. .......            700           38,981
First Data Corporation ........................            900           39,544
Microsoft Corporation* ........................          1,900          240,113
Novell, Inc.* .................................          2,100           14,569
Oracle Corporation* ...........................           1100           55,413
Parametric Technology Company* ................            200            8,512
                                                                  -------------
                                                                        432,588

COMPUTER SYSTEMS - 1.3%
Compaq Computer Corporation* ..................            400           39,700
Dell Computer Corporation* ....................            600           70,462
Digital Equipment Corporation* ................            200            7,087
Hewlett Packard Company .......................          1,200           67,200
International Business Machines Corporation ...          1,400          126,263
Sun Microsystems, Inc.* .......................            900           33,497
                                                                  -------------
                                                                        344,209

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

COSMETICS - 0.4%
Gillette Company ..............................            800   $       75,800
International Flavors & Fragrances, Inc. ......            500           25,250
                                                                  -------------
                                                                        101,050

DRUGS - 0.6%
Amgen, Inc. ...................................            500           29,062
Johnson & Johnson .............................          1,900          122,313
                                                                  -------------
                                                                        151,375

ELECTRICAL EQUIPMENT - 1.6%
Emerson Electric Company ......................          1,000           55,062
General Electric Company ......................          5,500          359,563
                                                                  -------------
                                                                        414,625

ELECTRIC UTILITIES - 1.2%
Duke Energy Corporation .......................            900           43,144
Edison International ..........................          1,700           42,288
Empresa Nacional Electricidad Chile S.A. ADR ..            500           11,281
Empresa Nacional de Electricidad S.A. ADR .....            600           51,038
Entergy Corporation ...........................            600           16,425
FPL Group, Inc. ...............................            500           23,031
Niagra Mohawk Power Corporation* ..............          1,600           13,700
P G & E Corporation ...........................          1,000           24,250
Southern Company ..............................          1,700           37,187
Texas Utilities Company .......................          1,000           34,437
Unicom Corporation ............................            800           17,800
                                                                  -------------
                                                                        314,581

ELECTRONICS - 1.1%
Analog Devices, Inc.* .........................            667           17,717
Hitachi, Ltd. ADR .............................            300           33,900
Motorola, Inc. ................................            900           68,400
Phillips Electronics NV ADR ...................          2,000          143,750
Thermo Electron Corporation* ..................            300           10,200
Xilinx, Inc.* .................................            400           19,625
                                                                  -------------
                                                                        293,592

ELECTRONIC SYSTEMS - 0.2%
Honeywell, Inc. ...............................            300           22,763
Oy Nokia AB Corporation ADR ...................            300           22,125
                                                                  -------------
                                                                         44,888

ENERGY SERVICES - 0.1%
Halliburton Company ...........................            200           15,850

ENTERTAINMENT - 0.5%
The Walt Disney Company .......................          1,114           89,398
Time Warner, Inc. .............................          1,100           53,075
                                                                  -------------
                                                                        142,473

ENVRIONMENTAL - 0.1%
Waste Technologies, Inc. ......................            796           25,571


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

FINANCIAL - BANKS, COMMERCIAL - 0.5%
Banco Frances Del Rio De La Plata ADR .........            805   $       26,163
First Bank Systems, Inc. ......................            300           25,612
Fleet Financial Group, Inc. ...................            500           31,625
Norwest Corporation ...........................            800           45,000
                                                                  -------------
                                                                        128,400

FINANCIAL SERVICES - 1.5%
American Express Company ......................            800           59,600
Banco Bilbao Viz ADR ..........................          1,000           80,875
Block (H & R.), Inc. ..........................            300            9,675
Federal Home Loan Mortgage Corporation ........          1,200           41,250
Federal National Mortgage Association .........          1,700           74,163
Greentree Financial Corporation ...............            400           14,250
Household International, Inc. .................            300           35,231
Merrill Lynch & Company, Inc. .................            400           23,850
Travelers Group, Inc. .........................          1,000           63,062
                                                                  -------------
                                                                        401,956

FOOD PROCESSING - 1.5%
Archer-Daniels-Midland Company ................          1,716           40,326
CPC International, Inc. .......................            300           27,694
Conagra, Inc. .................................            700           44,888
General Mills .................................            600           39,075
Grand Metropolitan PLC ADR ....................            900           35,269
Heinz (H.J.) Company ..........................            700           32,287
Kellogg Company ...............................            500           42,812
Ralston Purina Group ..........................            300           24,656
Sara Lee Corporation ..........................          1,100           45,788
Unilever NY ADR ...............................            300           64,219
                                                                  -------------
                                                                        397,014

FOOD WHOLESALERS - 0.0%
Earthgrains Company ...........................             32            2,098

GENERAL MERCHANDISERS - 0.6%
Costco Companies, Inc.* .......................          1,000           32,875
Wal-Mart Stores, Inc. .........................          3,500          118,344
                                                                  -------------
                                                                        151,219

HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT - 0.1%
Becton Dickinson & Company ....................            400           20,250

HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corporation ...........          1,300           51,106

HOTEL/MOTEL - 0.2%
HFS, Inc.* ....................................            500           29,000
ITT Corporation* ..............................            200           12,212
                                                                  -------------
                                                                         41,212

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

HOUSEHOLD - PRODUCTS - 0.7%
Colgate-Palmolive Company .....................            800   $       52,200
Procter & Gamble Company ......................          1,000          141,250
                                                                  -------------
                                                                        193,450

HOUSING - HOME BUILDING - 0.1%
PPG Industries, Inc. ..........................            700           40,687

INSURANCE - 1.7%
Aetna, Inc. ...................................            344           35,217
Allstate Corporation ..........................            700           51,100
American General Corporation ..................            600           28,650
American International Group, Inc. ............            800          119,500
Cigna Corporation .............................            200           35,500
Chubb Corporation .............................            800           53,500
General Re Corporation ........................            200           36,400
Loews Corporation .............................            300           30,038
Selective Insurance Group .....................            200            9,687
Torchmark Corporation .........................            300           21,375
Unum Corporation ..............................            600           25,200
                                                                  -------------
                                                                        446,167

INTEGRATED PETROLEUM - DOMESTIC - 0.6%
Atlantic-Richfield Company ....................            600           42,300
British Petroleum PLC ADR .....................            600           44,925
Occidental Petroleum Corporation ..............            800           20,050
USX Marathon Group ............................            800           23,100
Unocal Corporation ............................            700           27,169
                                                                  -------------
                                                                        157,544

INTEGRATED PETROLEUM - INTERNATIONAL - 2.8%
Chevron Corporation ...........................          1,000           73,938
Ente Nazionale Idrocarburi S.p.a. ADR .........            400           22,750
Exxon Corporation .............................          3,400          209,100
Mobil Corporation .............................          1,400           97,825
Royal Dutch Petroleum Company - NY Shares .....          3,600          194,400
Shell Transport & Trading Company ADR .........            300           37,725
Texaco, Inc. ..................................            600           65,250
Total S.A. ADR ................................          1,000           50,750
                                                                  -------------
                                                                        751,738

INVESTMENT MANAGEMENT - 0.1%
Morgan Stanley, Dean Witter, Discover & Company            930           40,048

LEISURE TIME - 0.1%
Brunswick Corporation .........................            400           12,500

LONG-TERM CARE - 0.1%
HEALTHSOUTH Corporation* ......................            600           14,962


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

MACHINERY - 0.3%
Caterpillar, Inc. .............................            400   $       42,950
Deere & Company ...............................            600           32,925
                                                                  -------------
                                                                         75,875

MANAGED CARE - 0.1%
United Healthcare Corporation .................            300           15,600

MANUFACTURING - 1.0%
AlliedSignal, Inc. ............................            600           50,400
Boeing Company ................................          1,225           65,012
Illinois Tool Works, Inc. .....................            600           29,963
Lockheed Martin Corporation ...................            400           41,425
McDonnell Douglas Corporation .................            300           20,550
Pall Corporation ..............................            700           16,275
Tomkins PLC ADR ...............................          2,000           35,750
                                                                  -------------
                                                                        259,375

MEDICAL - 0.0%
Guidant Corporation ...........................            100            8,500

MEDICAL SUPPLIES - 0.3%
Baxter International ..........................            700           36,575
Boston Scientific Corporation* ................            400           24,575
Medtronic, Inc. ...............................            300           24,300
                                                                  -------------
                                                                         85,450

MINING & METALS - 0.1%
Aluminum Company of America ...................            500           37,687

MISCELLANEOUS BUSINESS SERVICES - 0.1%
Browning-Ferris Industries ....................            500           16,625
Cognizant Corporation .........................            400           16,200
                                                                  -------------
                                                                         32,825

MISCELLANEOUS CONSUMER CYCLICALS - 0.1%
Mattel, Inc. ..................................            400           13,550

MISCELLANEOUS CONSUMER DURABLES - 0.3%
Corning,Inc. ..................................            600           33,375
Eastman Kodak Company .........................            500           38,375
Tandy Corporation .............................            200           11,200
                                                                  -------------
                                                                         82,950

MISCELLANEOUS CONSUMER PRODUCTS - 0.7%
Philip Morris Companies, Inc. .................          3,900          173,063
Spring Industries, Inc. (Cl. A) ...............            300           15,825
                                                                  -------------
                                                                        188,888

MISCELLANEOUS CONSUMER SERVICES - 0.1%
CUC International, Inc.* ......................            750           19,359
Service Corporation International .............            600           19,725
                                                                  -------------
                                                                         39,084

NATURAL GAS - 0.1%
Enron Corporation .............................            900           36,731

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

NETWORKING - 0.4%
Bay Networks, Inc.* ...........................            400   $       10,625
3Com Corporation* .............................            500           22,500
Cisco Systems, Inc.* ..........................            900           60,413
                                                                  -------------
                                                                         93,538

OFFICE EQUIPMENT & SUPPLIES - 0.3%
Ikon Office Solutions, Inc. ...................            600           14,963
Pitney-Bowes, Inc. ............................            400           28,500
Xerox Corporation .............................            600           47,325
                                                                  -------------
                                                                         90,788

OIL - 0.7%
Amerada Hess Corporation ......................          1,000           55,563
B.J. Services Company* ........................            700           37,537
Helmerich & Payne, Inc. .......................            200           11,525
Schlumberger, Ltd. ............................            400           50,000
Sonat, Inc. ...................................            500           25,625
                                                                  -------------
                                                                        180,250

OIL & GAS DRILLING - 0.2%
Repsol S.A. ADR ...............................            400           16,975
Union Pacific Resources Group, Inc. ...........          1,138           28,308
                                                                  -------------
                                                                         45,283

PACKAGING & CONTAINERS - 0.1%
Bemis Company, Inc. ...........................            500           21,687

PAPER & FOREST PRODUCTS - 0.4%
Georgia-Pacific Corporation ...................            300           25,612
Kimberly-Clark Corporation ....................          1,000           49,750
Weyerhaeuser Company ..........................            400           20,800
                                                                  -------------
                                                                         96,162

PAPER & PAPER PRODUCTS - 0.2%
International Paper Company ...................            900           43,706

PERIPHERALS - 0.1%
Seagate Technology,Inc.* ......................            800           28,150

PETROLEUM - 0.1%
Phillips Petroleum Company ....................            800           35,000

PHARMACEUTICALS - 3.3%
Abbott Laboratories ...........................          1,100           73,425
American Home Products Corporation ............          1,300           99,450
Bristol-Myers Squibb Company ..................          1,400          113,400
Glaxo Wellcome PLC ADR ........................            900           37,631
Eli Lilly & Company ...........................            900           98,381
Merck & Company Inc. ..........................          1,900          196,650
Pharmacia & Upjohn, Inc. ......................          1,000           34,750
Pfizer, Inc. ..................................            900          107,550
Schering-Plough Corporation ...................          1,200           57,450
Warner Lambert Company ........................            400           49,700
                                                                  -------------
                                                                        868,387


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

PUBLISHING - 0.3%
Dun & Bradstreet Corporation ..................            400   $       10,500
Gannett Company, Inc. .........................            400           39,500
McGraw-Hill Companies, Inc. ...................            500           29,406
                                                                  -------------
                                                                         79,406

RAILROADS - 0.4%
Burlington Northern Santa Fe Corporation ......            300           26,963
CSX Corporation ...............................            600           33,300
Norfolk Southern Corporation ..................            200           20,150
Union Pacific Corporation .....................            400           28,200
                                                                  -------------
                                                                        108,613

RESTAURANTS - 0.3%
Brinker International, Inc.* ..................          1,500           21,375
Darden Restaurants, Inc. ......................          1,400           12,688
McDonald's Corporation ........................            900           43,481
                                                                  -------------
                                                                         77,544

RETAIL - APPAREL - 0.1%
Gap, Inc. .....................................            500           19,438
TJX Companies, Inc. ...........................            400           10,550
                                                                  -------------
                                                                         29,988

RETAIL - DEPARTMENT STORES - 0.3%
Federated Department Stores, Inc.* ............            300           10,425
May Department Stores Company .................            700           33,075
J.C. Penney Company, Inc. .....................            700           36,531
                                                                  -------------
                                                                         80,031

RETAIL - DRUG STORES - 0.2%
Walgreen Company ..............................            800           42,900

RETAIL - GENERAL MERCHANDISING - 0.1%
Dayton Hudson Corporation                                  600           31,912

RETAIL - GROCERY - 0.2%
Albertsons, Inc. ..............................            900           32,850
Kroger Company* ...............................          1,000           29,000
                                                                  -------------
                                                                         61,850

RETAIL - SPECIALTY - 0.4%
Circuit City Stores, Inc. .....................            200            7,113
Home Depot, Inc. ..............................            800           55,150
Toys "R" Us, Inc.* ............................            900           31,500
                                                                  -------------
                                                                         93,763

SEMICONDUCTORS - 0.9%
Altera Corporation* ...........................            600           30,300
Applied Materials, Inc.* ......................            300           21,244
Intel Corporation .............................          1,300          184,356
                                                                  -------------
                                                                        235,900

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

SHOES - 0.1%
Nike, Inc. ....................................            400   $       23,350
Payless ShoeSource, Inc.* .....................            144            7,875
                                                                  -------------
                                                                         31,225

SPECIALTY MERCHANDISERS - 0.2%
LVMH Moet Hennessylou ADR .....................          1,000           53,875

STEEL - 0.1%
Nucor Corporation .............................            300           17,175

TELECOMMUNICATIONS - 3.9%
AT&T Corporation ..............................          2,400           84,150
Airtouch Communications, Inc.* ................            900           24,637
Ameritech Corporation .........................            900           61,144
Bell Atlantic Corporation .....................            800           60,700
Bellsouth Corporation .........................          1,300           60,288
British Telecom PLC ADR .......................            400           29,700
Ericsson (L.M.) Telecom Company ADR ...........          1,200           47,250
GTE Corporation ...............................          1,200           52,650
Hong Kong Telecommunications, Ltd. ADR ........            800           18,700
Lucent Technologies, Inc. .....................            986           71,054
MCI Communications Corporation ................          1,200           45,938
Northern Telecom, Ltd. ........................            500           45,500
Nynex Corporation .............................            700           40,337
SBC Communications, Inc. ......................          1,977          122,327
Sprint Corporation ............................            700           36,837
Telecom New Zealand ADR .......................            400           16,300
Telecom Braxileiras S.A. ADR ..................            700          106,225
Telefonica De Espana ADR ......................            400           34,500
Vodafone Group PLC ADR ........................            500           24,219
Worldcom, Inc.* ...............................          1,400           44,800
                                                                  -------------
                                                                      1,027,256

TELEPHONE - 0.5%
Cia De Telecomunicaciones De Chile S.A. ADR ...            425           14,025
Telefonos De Mexico ADR .......................          1,800           85,950
U.S. West Communications Group ................            600           22,613
                                                                  -------------
                                                                        122,588

TEXTILES - 0.2%
Benetton Group S.p.a. ADR .....................          2,000           64,750

TIRE & RUBBER - 0.1%
Goodyear Tire & Rubber Company ................            300           18,994

TOBACCO - 0.1%
Fortune Brands, Inc. ..........................            500           18,656
Gallaher Group PLC ADR* .......................            500            9,219
                                                                  -------------
                                                                         27,875
                                                                  -------------

  Total common stocks - Series N - 45.1% ......                      11,918,494


                                                     PRINCIPAL        MARKET
U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES        AMOUNT          VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES - 8.4%
Government National Mortgage Association,
  #67365, 11.50% - 2013 .......................     $   38,692   $       42,987
  #410777, 7.00% - 2025 .......................        120,508          118,386
  #780057, 7.50% - 2025 .......................         81,439           81,988
  #2102, 8.00% - 2025 .........................         53,031           53,997
  #412429, 8.50% - 2025 .......................        189,578          196,767
  #426834, 7.00% - 2026 .......................        339,672          333,833
  #410891, 7.00% - 2026 .......................        266,007          261,434
  #432891, 7.50% - 2026 .......................         99,306           99,616
  #424476, 7.50% - 2026 .......................        395,340          396,573
  #402684, 8.00% - 2026 .......................        249,901          255,594
  #427029, 8.50% - 2026 .......................        243,876          253,431
  #435589, 8.50% - 2026 .......................        122,397          127,166
                                                                  -------------
                                                                      2,221,772

U.S. GOVERNMENT SECURITIES - 10.3%
U.S. Treasury Bonds,
  6.875% - 2025 ...............................         35,000           35,127
  6.75% - 2026 ................................        525,000          519,330
  6.625% - 2027 ...............................        250,000          244,585
                                                                  -------------
                                                                        799,042

U.S. Treasury Notes,
  5.75% - 1997 ................................        225,000          225,182
  6.375% - 1999 ...............................        300,000          301,458
  5.625% - 2000 ...............................         75,000           73,440
  6.25% - 2000 ................................        100,000          100,019
  5.875% - 2005 ...............................         75,000           71,723
  6.50% - 2005 ................................        100,000           99,743
  5.625% - 2006 ...............................        100,000           93,849
  6.50% - 2006 ................................        175,000          174,143
  6.25% - 2007 ................................        800,000          782,504
                                                                  -------------
                                                                      1,922,061
                                                                  -------------
  Total U.S. government & government agency
    securities - Series N - 18.7% .............                       4,942,875

MISCELLANEOUS ASSETS
--------------------

ASSET-BACKED SECURITIES - 0.2%
Airplanes Pass Through Trust (Cl. D),
  10.875% - 2019 ..............................         50,000           57,521

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
FOREIGN CORPORATE BONDS                              OF SHARES        VALUE
--------------------------------------------------------------------------------

JAPAN - 1.2%
European Investment Bank, 4.625% - 2003(2) ....     17,000,000   $      169,082
European Investment Bank, 3.00% - 2006(2) .....      7,000,000           63,811
Interamer Development Bank, 6.00% - 2001(2) ...      5,000,000           51,451
KFW International Finance, 6.00% - 1999(2) ....      3,000,000           29,199
                                                                  -------------
  Total foreign bonds - Series N - 1.2% .......                         313,543

FOREIGN GOVERNMENT ISSUES
-------------------------

CANADA - 0.3%
Government Bond, 8.50% - 2002(2) ..............         60,000           48,419
Government Bond, 6.50% - 2004(2) ..............         60,000           44,486
                                                                  -------------
                                                                         92,905

FRANCE - 0.4%
O.A.T. Government Bond, 8.50% - 2002(2) .......        430,000           86,257
O.A.T. Government Bond, 5.50% - 2007(2) .......        214,000           36,210
                                                                  -------------
                                                                        122,467

GERMANY - 0.8%
Bundersrepub Deutschland, 8.375% - 2001(2) ....        130,000           85,377
Bundersrepub Deutschland, 7.375% - 2005(2) ....        125,000           80,608
Deutschland Republic Government Bond,
  6.00% - 2007(2) .............................         62,000           36,481
                                                                  -------------
                                                                        202,466

UNITED KINGDOM - 0.3%
Treasury Bond, 8.00% - 2003(2) ................         29,000           50,301
Treasury Bond, 7.50% - 2006(2) ................         12,000           20,489
                                                                  -------------
                                                                         70,790
                                                                  -------------
  Total foreign government issues -
    Series N - 1.8% ...........................                         488,628

FOREIGN STOCKS
--------------

AUSTRALIA - 0.1%
Rio Tinto, Ltd. ...............................          1,000           16,916

BELGIUM - 0.3%
Electrabel ....................................             50           10,723
Kredietbank ...................................            100           40,334
Societe Generale de Belgique ..................            200           18,693
                                                                  -------------
                                                                         69,750

DENMARK - 0.2%
Danisco A/S ...................................          1,000           61,230


                                                      NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)                           OF SHARES        VALUE
--------------------------------------------------------------------------------

FRANCE - 0.8%
Axa ...........................................            500   $       31,128
Eridania Beghin-Say S.A. ......................            200           29,978
L'Air Liquide .................................            211           33,532
Pinault-Printemps-Redoute S.A. ................            100           48,101
Societe Generale De Paris .....................            308           34,415
Societe Technip ...............................            400           46,466
                                                                  -------------
                                                                        223,620

GERMANY - 1.3%
Altana AG .....................................             30           32,195
Bank of Berlin ................................          2,000           42,214
Bayer AG ......................................          2,000           77,129
Ckag Colonia Konzern AG .......................            300           28,407
Deutsche Bank AG ..............................            500           29,382
M.A.N. AG .....................................            200           62,323
Siemens AG ....................................            400           23,977
Veba AG .......................................            600           33,916
                                                                  -------------
                                                                        329,543

HONG KONG - 0.8%
Cheung Kong Holdings ..........................          5,000           49,372
Hong Kong Electric Holdings, Ltd. .............          9,000           36,245
Hutchinson Whampoa, Ltd. ......................         14,000          121,075
                                                                  -------------
                                                                        206,692

ITALY - 0.2%
Banco Commerciale Italiane ....................         13,000           26,894
Telecom Italia S.p.a. .........................         10,000           29,915
                                                                  -------------
                                                                         56,809

JAPAN - 1.7%
Bridgestone Corporation .......................          3,000           69,737
Canon, Inc. ...................................          1,000           27,265
Dia Nippon Printing, Ltd. .....................          2,000           45,268
Kao Corp ......................................          4,000           55,580
Kuraray Company, Ltd. .........................          3,000           29,887
Marui Company, Ltd. ...........................          2,000           37,228
Mitsubishi Electric Corporation ...............          4,000           22,407
Mitsubishi Heavy Inds., Ltd. ..................          4,000           30,726
Ricoh Corp, Ltd. ..............................          4,000           52,434
Sharp Corp ....................................          2,000           27,615
Takeda Chemical Inds. .........................          2,000           56,279
                                                                  -------------
                                                                        454,426

MALAYSIA - 0.3%
Malayan Cement Berhad .........................         12,500           20,899
Sime Darby Berhad .............................          8,000           26,624
United Engineers (Malaysia), Ltd. .............          3,000           21,632
                                                                  -------------
                                                                         69,155

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                      NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)                           OF SHARES        VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 0.5%
CSM NV ........................................            600   $       30,133
Ing Groep NV ..................................          1,500           69,284
Oce NV ........................................            300           38,769
                                                                  -------------
                                                                        138,186

NEW ZEALAND - 0.1%
Lion Nathan, Ltd. .............................         10,000           25,279

SINGAPORE - 0.3%
Cycle & Carriage, Ltd. ........................          3,000           31,052
Development Bank of Singapore .................          2,000           25,178
Singapore Airlines, Ltd. ......................          3,000           26,856
                                                                  -------------
                                                                         83,086

SOUTH AFRICA - 0.1%
Rustenburg Platinum ...........................          2,000           36,600

SWEDEN - 0.2%
Astra AB (Cl. B) ..............................          3,200           56,904

SWITZERLAND - 1.1%
ABB AG-Bearer .................................             20           30,318
Nestle S.A. ...................................             20           26,422
Novartis AG ...................................             26           41,626
Sig Schweizland ...............................             30           91,059
UBS-Bearer (Union Bank of Switzerland) ........             80           91,642
                                                                  -------------
                                                                        281,067
UNITED KINGDOM - 1.5%
Abbey National PLC ............................          3,600           49,130
BAA PLC .......................................          2,300           21,188
Barclays PLC ..................................          3,000           59,515
Blue Circle Industries PLC ....................          3,800           27,068
GKN PLC .......................................          2,000           34,434
HSBC Holdings PLC .............................          3,000           92,294
Lonrho, Ltd. ..................................         22,000           46,684
Texco PLC .....................................         10,000           61,496
                                                                   ____________
                                                                        391,809

  Total foreign stocks - Series N - 9.5% ......                       2,501,072

TEMPORARY CASH INVESTMENTS
--------------------------

MONEY MARKET FUNDS - 0.7%
Vista Treasury Plus International Fund ........        173,005          173,005


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
COMMERICAL PAPER                                     OF SHARES        VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES - 8.1%
Bell Atlantic Network Funding, 5.50%, 7-02-97 .     $  390,000   $      389,940
Ciesco L.P., 6.20%, 7-01-97 ...................     $1,751,000        1,751,000
                                                                  -------------
  Total commercial paper - Series N - 8.1% ....                       2,140,940
                                                                  -------------
  Total investments - Series N - 100.5% .......                      26,553,758
  Liabilities in excess of cash & other
    assets - Series N - (0.5%) ................                       (125,394 )
                                                                  -------------
  Total net assets - Series N - 100.0% ........                  $   26,428,364
                                                                  =============

SERIES O (EQUITY INCOME)

COMMON STOCKS
-------------

AMERICAN GOLD - 0.8%
Newmont Mining Corporation ....................         20,900   $      815,100

APPLIANCES - 0.6%
Whirlpool Corporation .........................         11,800          643,838

AUTO PARTS & SUPPLIES - 0.4%
Eaton Corporation .............................          5,300          462,756

AUTOMOBILES - 1.4%
Ford Motor Company ............................          8,000          302,000
General Motors Corporation ....................         11,800          657,113
Genuine Parts Company .........................         14,400          487,800
                                                                  -------------
                                                                      1,446,913

BANKS & TRUST - 7.1%
Banc One Corporation ..........................         17,870          865,578
Bankers Trust New York Corporation ............          9,500          826,500
Chase Manhattan Corporation ...................         12,708        1,233,470
Great Western Financial Corporation ...........          3,100          166,625
Mellon Bank Corporation .......................         37,300        1,683,163
J.P. Morgan & Company, Inc. ...................          9,500          991,562
National City Corporation .....................          9,700          509,250
PNC Bank Corporation ..........................          9,800          407,925
Wells Fargo & Company .........................          3,000          808,500
                                                                  -------------
                                                                      7,492,573

BEVERAGES - 1.3%
Anheuser-Busch Companies, Inc. ................         19,500          817,781
Brown-Forman Corporation (Cl. B) ..............         10,400          546,700
                                                                  -------------
                                                                      1,364,481

BUILDING MATERIALS - 0.4%
Armstrong World Industries, Inc. ..............          6,400          469,600

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES O (EQUITY INCOME) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

CHEMICALS - BASIC - 3.8%
Dow Chemical Company ..........................         18,800   $    1,637,950
du Pont (E.I.) de Nemours & Company ...........         19,200        1,207,200
FMC Corporation* ..............................          2,900          230,369
Great Lakes Chemical Company ..................         17,600          921,800
                                                                  -------------
                                                                      3,997,319

CHEMICALS - SPECIALTY - 4.1%
Betzdearborn, Inc. ............................          9,600          633,600
Eastman Chemical Company ......................          7,800          495,300
Imperial Chemical Industries PLC ADR ..........          9,400          534,625
Lubrizol Corporation ..........................         11,500          482,281
Minnesota Mining & Manufacturing Company ......          7,200          734,400
Nalco Chemical Company ........................         11,600          448,050
Witco Corporation .............................         25,900          982,581
                                                                  -------------
                                                                      4,310,837

COSMETICS - 1.2%
International Flavors & Fragrances, Inc. ......         23,100        1,217,050

ELECTRICAL EQUIPMENT - 2.3%
Cooper Industries, Inc. .......................         11,488          571,528
General Electric Company ......................         20,800        1,359,800
Hubbell, Inc. (Cl. B) .........................         11,400          501,600
                                                                  -------------
                                                                      2,432,928

ELECTRIC UTILITIES - 7.2%
Baltimore Gas & Electric Company ..............         14,700          392,306
Centerior Energy Corporation ..................         23,600          264,025
Central & South West Corporation ..............         13,400          284,750
DQE, Inc. .....................................         15,600          440,700
Dominion Resources, Inc. ......................         15,300          560,363
Duke Energy Corporation .......................         19,300          925,194
Edison International ..........................         10,900          271,137
Entergy Corporation ...........................         14,300          391,463
Florida Progress Corporation ..................          5,300          165,956
GPU, Inc. .....................................          5,100          182,962
Ohio Edison Company ...........................         16,600          362,087
Peco Energy Corporation .......................         22,600          474,600
P G & E Corporation ...........................         13,600          329,800
Pacificorp ....................................         25,200          554,400
Public Service Enterprise Group, Inc. .........         13,000          325,000
Southern Company ..............................         26,800          586,250
Unicom Corporation ............................         26,700          594,075
Western Resources, Inc. .......................         13,000          421,688
                                                                  -------------
                                                                      7,526,756


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

ELECTRONICS - 0.8%
AMP, Inc. .....................................         19,500   $      814,125

FINANCIAL - BANKS, COMMERCIAL - 2.2%
BankBoston Corporation ........................          7,700          554,881
Fleet Financial Group, Inc. ...................         12,000          759,000
Mercantile Bankshares Corporation .............          9,800          392,000
Signet Banking Corporation ....................         16,600          597,600
                                                                  -------------
                                                                      2,303,481

FINANCIAL SERVICES - 2.8%
American Express Company ......................          8,400          685,400
Federal National Mortgage Association .........         19,900          868,138
Block (H. & R.), Inc. .........................         20,100          648,225
Travelers Group, Inc. .........................         11,200          706,300
                                                                  -------------
                                                                      2,908,063

FOOD PROCESSING - 4.4%
General Mills .................................         16,400        1,068,050
Grand Metropolitan PLC ADR ....................          5,000          195,937
Heinz (H.J.) Company ..........................         15,150          698,794
Kellogg Company ...............................          6,700          573,688
Quaker Oats Company ...........................         20,600          924,425
Sara Lee Corporation ..........................          8,700          362,137
Unilever NY ADR ...............................          3,900          834,844
                                                                  -------------
                                                                      4,657,875

FOOD WHOLESALERS - 0.6%
McCormick & Company, Inc. .....................         24,400          616,100

HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT - 0.7%
Bausch & Lomb, Inc. ...........................         15,000          706,875

HOTEL/MOTEL - 0.7%
ITTCorporation* ...............................         11,600          708,325

INSURANCE - 4.1%
Exel Limited ..................................         11,700          617,175
American General Corporation ..................         18,200          869,050
Hilb, Rogal & Hamilton Company ................          5,600           95,200
Lincoln National Corporation ..................          7,200          463,500
Safeco Corporation ............................         13,600          630,281
St. Paul Companies, Inc. ......................         13,900        1,059,875
USF& G Corporation ............................         14,100          338,400
Willis Corroon Group PLC ADR ..................         20,600          233,819
                                                                  -------------
                                                                      4,307,300

INTEGRATED PETROLEUM - DOMESTIC - 3.6%
Amoco Corporation .............................          9,700          843,294
Atlantic-Richfield Company ....................         21,400        1,536,900
British Petroleum PLCADR ......................         10,200          763,725
USX Marathon Group ............................         21,400          617,925
                                                                  -------------
                                                                      3,761,844

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES O (EQUITY INCOME) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

INTEGRATED PETROLEUM - INTERNATIONAL - 5.1%
Chevron Corporation ...........................         13,300   $      983,369
Exxon Corporation .............................         22,300        1,420,650
Mobil Corporation .............................         13,200          922,350
Royal Dutch Petroleum Company - NY Shares .....         16,400          896,400
Texaco, Inc. ..................................         10,600        1,152,750
                                                                  -------------
                                                                      5,375,519

MACHINERY - 0.2%
Gatx Corporation ..............................          2,600          190,575

MANUFACTURING - 0.5%
Pall Corporation ..............................         21,000          488,250

MEDIA & COMMUNICATIONS - 0.7%
R.R. Donnelley & Sons Company .................         18,800          725,175

MEDICAL SUPPLIES - 0.9%
Bard (C.R.), Inc. .............................         11,500          417,594
Baxter International ..........................         10,500          548,625
                                                                  -------------
                                                                        966,219

MINING & METALS - 0.7%
Reynolds Metals Company .......................         10,400          741,000

MISCELLANEOUS CONSUMER PRODUCTS - 1.6%
Philip Morris Companies, Inc. .................         14,700          714,437
Tambrands, Inc. ...............................         19,300          962,588
                                                                  -------------
                                                                      1,677,025

MISCELLANEOUS - 0.1%
Rouse Company .................................          5,000          147,500

OIL - 0.5%
Amerada Hess Corporation ......................          8,500          522,287

OIL & GAS DRILLING - 0.4%
Repsol S.A. ADR ...............................         10,600          449,837
Union Pacific Resources Group, Inc. ...........              1                8
                                                                  -------------
                                                                        449,845

PAPER & PAPER PRODUCTS - 0.7%
International Paper Company ...................         15,900          772,144

PAPER & FOREST PRODUCTS - 2.6%
Consolidated Papers, Inc. .....................         11,700          685,800
Georgia-Pacific Corporation ...................         11,800        1,007,425
Union Camp Corporation ........................         20,200        1,010,000
                                                                  -------------
                                                                      2,703,225

PETROLEUM - 0.5%$
Phillips Petroleum Company ....................         11,900          520,625


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS - 2.6%
Abbott Laboratories ...........................         12,600   $      841,050
American Home Products Corporation ............         12,700          971,550
Pharmacia & Upjohn, Inc. ......................         24,795          903,326
                                                                  -------------
                                                                      2,715,926

PUBLISHING - 3.8%
Deluxe Corporation ............................          7,700          262,762
Dow Jones & Company, Inc. .....................         17,000          683,187
Dun & Bradstreet Corporation ..................         21,000          551,250
Gannett Company, Inc. .........................          4,600          454,250
Knight-Ridder, Inc. ...........................         18,000          932,188
McGraw-Hill Companies, Inc. ...................          9,500          558,719
Readers Digest Association, Inc. (Cl. A) ......         16,300          467,606
Readers Digest Association, Inc. (Cl. B) ......          1,300           35,994
                                                                  -------------
                                                                      3,945,956

RAILROADS - 1.5%
Burlington Northern Santa Fe Corporation ......          8,700          781,913
Union Pacific Corporation .....................         11,900          838,950
                                                                  -------------
                                                                      1,620,863

RETAIL - DEPARTMENT STORES - 1.5%
May Department Stores Company .................         11,100          524,475
J.C. Penney Company, Inc. .....................         21,000        1,095,938
                                                                  -------------
                                                                      1,620,413

SPECIALTY MERCHANDISERS - 0.2%
The Limited,Inc. ..............................         13,100          265,275

TELECOMMUNICATIONS - 6.6%
AT & T Corporation ............................         28,300          992,269
Alltel Corporation ............................         31,400        1,100,094
BCE, Inc. .....................................         17,800          498,400
Bell Atlantic Corporation .....................         11,900          902,912
Bellsouth Corporation .........................         15,000          695,625
Frontier Corporation ..........................         18,900          376,819
GTE Corporation ...............................         16,000          789,750
SBC Communications, Inc. ......................         13,119          811,738
Southern New England Telecommunications
  Corporation .................................          9,400          365,425
Sprint Corporation ............................          7,200          426,262
                                                                  -------------
                                                                      6,959,294

TELEPHONE - 0.4%
U.S. West Communications Group ................         12,000          452,250

TOBACCO - 1.6%
Fortune Brands, Inc. ..........................         13,600          507,450
Gallaher Group PLC ADR* .......................         13,600          250,750
UST, Inc. .....................................         31,300          868,575
                                                                  -------------
                                                                      1,626,775

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES O (EQUITY INCOME) (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

TRANSPORTATION - MISCELLANEOUS - 0.2%
Alexander & Baldwin, Inc. .....................          7,400   $      193,325
                                                                  -------------

  Total common stocks - Series O - 83.4% ......                      87,643,605

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------

U.S. GOVERNMENT SECURITIES - 1.7%
U.S. Treasury Notes,
  6.125% - 1998 ...............................     $  100,000          100,311
  5.875% - 1999 ...............................     $  100,000           99,328
  6.25% - 2000 ................................     $  100,000          100,019
  6.50% - 2001 ................................     $  400,000          402,016
  5.75% - 2003 ................................     $  400,000          386,132
  5.625% - 2006 ...............................     $  200,000          187,698
  7.00% - 2006 ................................     $  100,000          102,827
                                                                  -------------
                                                                      1,378,331

U.S. Treasury Bonds, 6.00% - 2026 .............     $  400,000          357,760
                                                                  -------------
  Total U.S. government & government agency
    securities - Series O - 1.7% ..............                       1,736,091

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

REAL ESTATE - 1.3%
Security Capital Pacific Trust ................          6,800          173,850
Weingarten Realty Investors ...................          5,700          240,825
Simon Debartolo Group, Inc. ...................         29,536          945,152
                                                                  -------------
                                                                      1,359,827

FOREIGN STOCKS
--------------

SWITZERLAND - 0.8%
Novartis AG ...................................            491          850,125

UNITED KINGDOM - 1.0%
Cadbury Schweppes PLC .........................          5,100          169,334
Lonrho, Ltd. ..................................        148,200          314,478
Smith & Nephew PLC ............................         21,800           60,591
Tomkins PLC ...................................        111,400          520,992
                                                                  -------------
                                                                      1,065,395
                                                                  -------------

  Total foreign stocks - Series O - 1.8% ......                       1,915,520


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
TEMPORARY CASH INVESTMENTS                           OF SHARES        VALUE
--------------------------------------------------------------------------------

MONEY MARKET FUNDS - 1.3%
Vista Treasury Institutional Money Market Fund.      1,390,904   $    1,390,904

COMMERCIAL PAPER
----------------

FINANCIAL SERVICES - 10.0%
Bell Atlantic Network Funding 5.55%, 7-01-97 ..     $  400,000          400,000
Ciesco L.P., 5.55%, 7-01-97 ...................     $2,000,000        2,000,000
Corporate Asset Funding, 5.55%, 7-22-97 .......     $1,400,000        1,395,468
Motorola Credit Corporation, 5.50%, 7-17-97 ...     $4,000,000        3,990,222
Preferred Receivables Funding, 5.58%, 8-04-97 .     $  800,000          795,784
Progress Capital Holdings, 5.53%, 7-07-97 .....     $1,950,000        1,948,203
                                                                  -------------
                                                                     10,529,677

PHARMACEUTICALS - 1.0%
Warner-Lambert Company, 5.52%, 8-05-97 ........     $1,000,000          994,633
                                                                  -------------

  Total commercial paper - Series O - 11.0% ...                      11,524,310
                                                                  -------------

  Total investments - Series O - 100.5% .......                     105,570,257
  Liabilities in excess of cash & other
    assets - Series O - (0.5%) ................                        (482,870)
                                                                  -------------

  Total net assets - Series O - 100.0% ........                  $  105,087,387
                                                                  =============

SERIES P (HIGH YIELD)

CORPORATE BONDS
---------------

APPAREL - 1.9%
Tultex Corporation, 10.625% - 2005 ............     $   50,000   $       54,875

BANKS & CREDIT - 1.9%
B.F. Saul REIT, 11.625% - 2002 ................     $   50,000           53,750

BEVERAGES - 3.7%
Cott Corporation, 9.375% - 2005 ...............     $   50,000           52,375
Delta Beverage Group, 9.75% - 2003 ............     $   50,000           52,187
                                                                  -------------
                                                                        104,562

BROADCAST MEDIA - 3.6%
Allbritton Communications Company, 9.75% - 2007     $   65,000           49,625
Heritage Media Corporation, 8.75% - 2006 ......     $   50,000           51,875
                                                                  -------------
                                                                        101,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES P (HIGH YIELD) (CONTINUED)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

CABLE SYSTEMS - 1.9%
Rogers Cablesystems, 9.625% - 2002 ............     $   50,000   $       52,812

CHEMICALS - 3.1%
Envirodyne Industries, Inc., 12.00% - 2000 ....         80,000           87,500

COMMUNICATIONS - 3.3%
K-IIICommunications Corporation, 10.25% - 2004          20,000           21,100
Rogers Communications, Inc., 9.125% - 2006 ....         30,000           30,375
Valassis Communications, Inc., 9.55% - 2003 ...         40,000           43,150
                                                                  -------------
                                                                         94,625

COMMUNICATION SERVICES - 7.5%
CF Cable TV, Inc., 11.625% - 2005 .............         35,000           40,075
Cablevision Systems Corporation, 10.75% - 2004          50,000           51,812
Century Communications Corporation, 9.50% - 2005        50,000           51,375
Comcast Corporation, 9.125% - 2006 ............         65,000           68,087
                                                                  -------------
                                                                        211,349

CONSUMER GOODS & SERVICES - 4.3%
Pillowtex Corporation, 10.00% - 2006 ..........         50,000           52,937
Westpoint Stevens, Inc., 9.375% - 2005 ........         65,000           68,169
                                                                  -------------
                                                                        121,106

ELECTRIC - 4.4%
AES Corporation, 10.25% - 2006 ................         65,000           70,850
Cal Energy Company, Inc., 9.50% - 2006 ........         50,000           53,500
                                                                  -------------
                                                                        124,350

ENTERTAINMENT - 2.7%
Showboat, Inc., 9.25% - 2008 ..................         50,000           51,250
Station Casinos, Inc., 9.625% - 2003 ..........         25,000           24,875
                                                                  -------------
                                                                         76,125

FINANCIAL SERVICES - 3.9%
Dollar Financial Group, Inc., 10.875% - 2006 ..         50,000           53,500
Homeside, Inc., 11.25% - 2003 .................         50,000           58,062
                                                                  -------------
                                                                        111,562

FOOD & BEVERAGES - 2.9%
Chiquita Brands International, Inc.,
  10.25% - 2006 ...............................         25,000           26,625
TLC Beatrice International Holdings, Inc.,
  11.50% - 2005 ...............................         50,000           56,187
                                                                  -------------
                                                                         82,812


                                                     PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                           AMOUNT          VALUE
--------------------------------------------------------------------------------

HOSPITAL MANAGEMENT - 4.5%
Regency Health Services, Inc., 9.875% - 2002 ..     $   50,000   $       51,625
Tenet Healthcare Corporation, 10.125% - 2005 ..         70,000           76,475
                                                                  -------------
                                                                        128,100

HOTEL & RECREATION - 1.9%
Four Seasons Hotels, Inc., 9.125% - 2000 ......         50,000           53,875

INDUSTRIAL SERVICES - 1.9%
Iron Mountain, Inc., 10.125% - 2006 ...........         50,000           53,375

MANUFACTURING -10.0%
AAF-McQuay, Inc., 8.875% - 2003 ...............         50,000           50,125
AGCO Corporation, 8.50% - 2006 ................         50,000           51,313
Johns Manville International Group, Inc.,
  10.875% - 2004 ..............................         35,000           38,938
Sequa Corporation, 9.375% - 2003 ..............         50,000           51,063
Shop Vac Corporation, 10.625% - 2003 ..........         50,000           53,125
Titan Wheel International, Inc., 8.75% - 2007 .         25,000           25,437
                                                                  -------------
                                                                        270,001

MISCELLANEOUS - 1.0%
Packard Bioscience Company, 9.375% - 2007 .....         40,000           40,600

OIL - 2.4%
Maxus Energy Corporation, 9.50% - 2003 ........         65,000           68,169

PACKAGING & CONTAINERS - 1.8%
Plastic Containers, Inc., 10.00% - 2006 .......         50,000           51,875

PUBLISHING - 2.7%
Golden Books Publishing, Inc., 7.65% - 2002 ...         80,000           75,400

RECREATION - 1.9%
AMF Group, Inc., 10.875% - 2006 ...............         50,000           54,000

REFINERY - 1.9%
Crown Central Petroleum, 10.875% - 2005 .......         50,000           52,375

RESTAURANTS - 2.5%
Carrols Corporation, 11.50% - 2003 ............         65,000           69,631

RETAIL - GENERAL MERCHANDISING - 0.9%
Cole National Group, 9.875% - 2006 ............         25,000           26,313

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES P (HIGH YIELD) (CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER          MARKET
CORPORATE BONDS (CONTINUED)                          OF SHARES        VALUE
--------------------------------------------------------------------------------

STEEL & METAL PRODUCTS - 0.9%
AK Steel Corporation, 9.125% - 2006 ...........     $   25,000   $       25,688

TELECOMMUNICATIONS - 1.8%
Centennial Cellular, 8.875% - 2001 ............     $   50,000           50,000

TOBACCO PRODUCTS - 2.4%
Dimon, Inc., 8.875% - 2006 ....................     $   65,000           67,763

TRANSPORTATION - 5.3%
Atlas Air, Inc., 12.25% - 2002 ................     $   75,000           83,250
Teekay Shipping Corporation, 8.32% - 2003 .....     $   65,000           65,650
                                                                  -------------
                                                                        148,900
                                                                  -------------
  Total corporate bonds - Series P - 88.8% ....                       2,512,993

TRUST PREFERRED SECURITIES(9)
-----------------------------

FINANCE - 1.9%
S I Financing, Inc., 9.50% - 2026 .............          2,000           52,875

PREFERRED STOCKS
----------------

COMMUNICATIONS - 2.0%
Cablevision Systems Corporation, 11.25% .......            257           30,525
K-III Communications Corporation, 10.00% - 2008            300           26,206
                                                                  -------------
                                                                         56,731
                                                                  -------------
  Total investments - Series P - 92.7% ........                       2,622,599
  Cash and other assets, less liabilities -
    Series P - 7.3% ...........................                         207,554
                                                                  -------------
  Total net assets - Series P - 100.0% ........                  $    2,830,153
                                                                  =============

SERIES S (SOCIAL AWARENESS)


COMMON STOCKS
-------------

ADVERTISING - 1.5%
Omnicom Group, Inc. ...........................         17,500        1,078,437

BANKS & TRUST - 3.4%
Banc One Corporation ..........................         15,400          745,938
Bank of New York Company, Inc. ................         19,200          835,200
Northern Trust Corporation ....................         19,200          928,800
                                                                  -------------
                                                                      2,509,938


SERIES S (SOCIAL AWARENESS) (CONTINUED)


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

BEVERAGES - 5.1%
Coca-Cola Company .............................         37,200   $    2,594,700
PepsiCo, Inc. .................................         31,900        1,198,244
                                                                  -------------
                                                                      3,792,944

BIOTECHNOLOGY - 0.7%
Amgen, Inc. ...................................          9,500          552,187

BUSINESS SERVICES - 1.1%
Automatic Data Processing, Inc. ...............         17,000          799,000

CHEMICALS - SPECIALTY - 3.1%
Nalco Chemical Company ........................         16,400          633,450
Praxair, Inc. .................................         18,800        1,052,800
Sigma-Aldrich Corporation .....................         18,000          631,125
                                                                  -------------
                                                                      2,317,375

COMMUNICATIONS - EQUIPMENT - 1.1%
Tellabs, Inc.* ................................         14,300          799,012

COMPUTER SOFTWARE - 5.2%
McAfee Associates, Inc.* ......................         10,000          631,250
Microsoft Corporation* ........................         18,600        2,350,575
PeopleSoft, Inc.* .............................         16,400          865,100
                                                                  -------------
                                                                      3,846,925

COMPUTER SYSTEMS - 7.3%
3Com Corporation* .............................          7,500          337,500
Ascend Communications, Inc.* ..................         12,500          492,188
Cisco Systems, Inc.* ..........................         14,900        1,000,163
Compaq Computer Corporation* ..................          7,000          694,750
Electronics for Imaging, Inc.* ................         12,000          567,000
Hewlett-Packard Company .......................         17,600          985,600
Sanmina Corporation* ..........................         12,000          762,000
Sun Microsystems, Inc.* .......................         16,000          595,500
                                                                  -------------
                                                                      5,434,701

CONSUMER SERVICES - 3.4%
Apollo Group, Inc.* ...........................         26,000          916,500
Service Corporation International .............         23,800          782,425
Sylvan Learning Systems, Inc.* ................         24,500          833,000
                                                                  -------------
                                                                      2,531,925

ELECTRONICS - 1.0%
Perkin-Elmer Corporation ......................          9,100          724,019

FINANCIAL SERVICES - 3.6%
Federal Home Loan Mortgage Corporation ........         28,800          990,000
Federal National Mortgage Corporation .........         22,000          959,750
Finova Group,Inc. .............................          9,500          726,750
                                                                  -------------
                                                                      2,676,500

HEALTH CARE - 2.9%
Cardinal Health, Inc. .........................         13,800          790,050
Omnicare, Inc. ................................         25,000          784,375
Quintiles Transnational Corporation* ..........          8,500          591,812
                                                                  -------------
                                                                      2,166,237

                            See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1997
(UNAUDITED)


SERIES S (SOCIAL AWARENESS) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

HOSPITAL SUPPLIES/MANAGEMENT - 2.2%
Boston Scientific Corporation* ................         16,900   $    1,038,294
HEALTHSOUTH Corporation* ......................         25,000          623,437
                                                                  -------------
                                                                      1,661,731

HOUSEHOLD FURNISHING & APPLIANCES - 1.5%
Leggett & Platt, Inc. .........................         26,100        1,122,300

HOUSEHOLD PRODUCTS - 4.8%
Colgate-Palmolive Company .....................         16,000        1,044,000
Kimberly-Clark Corporation ....................         11,800          587,050
Procter & Gamble Company ......................         13,700        1,935,125
                                                                  -------------
                                                                      3,566,175

INSURANCE - 6.0%
Aetna, Inc. ...................................         10,600        1,085,175
American International Group, Inc. ............         10,300        1,538,563
Chubb Corporation .............................         13,900          929,562
SunAmerica, Inc. ..............................         18,400          897,000
                                                                  -------------
                                                                      4,450,300

MACHINERY - 1.4%
Deere & Company ...............................         19,200        1,053,600

MANUFACTURING - 1.5%
Illinois Tool Works, Inc. .....................         22,200        1,108,612

MEDICAL INSTRUMENTS - 1.5%
Guidant Corporation ...........................         12,900        1,096,500

OIL & GAS EXPLORATION - 2.7%
Anadarko Petroleum Corporation ................         12,000          720,000
Apache Corporation ............................         15,500          503,750
Sonat, Inc. ...................................         14,900          763,625
                                                                  -------------
                                                                      1,987,375

PACKAGING & CONTAINERS - 1.0%
Sealed Air Corporation* .......................         15,400          731,500

PHARMACEUTICALS - 7.7%
Dura Pharmaceuticals, Inc.* ...................         14,500          578,188
Johnson & Johnson .............................         24,832        1,598,560
Merck & Company, Inc. .........................         21,800        2,256,300
Schering-Plough Corporation ...................         26,600        1,273,475
                                                                  -------------
                                                                      5,706,523

POLLUTION CONTROL - 1.0%
United States Filter Corporation* .............         26,250          715,312

RESTAURANTS - 2.8%
Papa John's International, Inc.* ..............         19,000          698,250
Starbucks Corporation* ........................         18,500          720,344
Wendy's International, Inc. ...................         24,000          622,500
                                                                  -------------
                                                                      2,041,094


                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES        VALUE
--------------------------------------------------------------------------------

RETAIL TRADE - 8.9%
Dayton Hudson Corporation .....................         21,400   $    1,138,213
Dollar General Corporation ....................         15,000          562,500
Kohl's Corporation* ...........................         13,500          714,656
Nine West Group, Inc.* ........................          5,000          190,937
Staples, Inc.* ................................         33,075          768,994
TJX Companies, Inc. ...........................         29,600          780,700
Tiffany & Company .............................         15,100          697,431
Walgreen Company ..............................         21,300        1,142,213
Woolworth Corporation* ........................         25,000          600,000
                                                                  -------------
                                                                      6,595,644

SAVINGS & LOAN - 1.1%
Ahmanson (H.F.) & Company .....................         18,200          782,600

SEMICONDUCTORS - 5.0%
Analog Devices, Inc.* .........................         33,000          876,563
Intel Corporation .............................         15,600        2,212,275
Xilinx, Inc.* .................................         13,000          637,812
                                                                  -------------
                                                                      3,726,650

TELECOMMUNICATIONS - 0.6%
Sprint Corporation ............................          9,000          473,625

TOOLS - 1.4%
Snap-On, Inc. .................................         25,500        1,004,063

TOYS & SPORTING GOODS - 1.1%
Mattel, Inc. ..................................         24,000          813,000

TRANSPORTATION - 0.8%
Illinois Central Corporation ..................         16,500          576,469
                                                                  -------------
  Total common stocks - Series S - 92.4% ......                      68,442,273
  Cash and other assets, less liabilities -
    Series S - 7.6% ...........................                       5,636,995
                                                                  -------------
  Total net assets - Series S - 100.0% ........                  $   74,079,268
                                                                  =============

The identified cost of investments owned at June 30, 1997, was the same for federal income tax and financial statement purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)
CMO (Collateralized Mortgage Obligation)
PP  (Private Placement)

(1) Deferred interest obligation; currently zero coupon under terms of initial offering.

(2) Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.

(3)  Variable rate security which may be reset the first of each month.

(4)  Variable rate security which may be reset the first of each quarter.

(5) Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturing.

(6) Step rate security in which the coupon rate will increase over the life of the bond.

(7)  Variable rate security which may be reset over the life of the bond.

(8) Floating rate security which may be reset the first of each semi-annual payment.

(9) Trust preferred securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institution may defer cash payments for up to 10 pay periods.

                            See accompanying notes.

BALANCE SHEETS
JUNE 30, 1997
(UNAUDITED)


                                                            SERIES B       SERIES C       SERIES D       SERIES E        SERIES J
                                            SERIES A        (GROWTH-        (MONEY       (WORLDWIDE     (HIGH GRADE     (EMERGING
                                            (GROWTH)         INCOME)        MARKET)        EQUITY)        INCOME)         GROWTH
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified
  cost $537,055,658, $739,683,085,
  $32,574,018, $254,120,632,
  $115,285,760 and $148,295,727
  respectively) ........................   $811,513,750  $1,054,444,771   $ 32,565,011   $291,574,453   $115,666,945   $188,834,572
Short-term commercial paper, at
  market or at amortized cost which
  approximates market value (identified
  cost $0, $8,183,736, $106,587,617,
  $0, $0 and $0, respectively) .........            ---       8,183,399    106,586,955            ---            ---            ---
Cash ...................................     31,798,225      32,356,017        168,924     16,284,953        903,282     18,403,654
Receivables:
  Fund shares sold .....................      1,479,557       1,402,132      1,464,603        733,487        328,923        259,451
  Securities sold ......................            ---       2,273,924        552,664      5,356,234      1,509,414        618,482
  Forward foreign exchange contracts ...            ---             ---            ---        341,702            ---            ---
  Interest .............................        133,283       3,286,255        541,293         57,726      1,896,304         79,524
  Dividends ............................        743,999       1,043,474            ---        623,853            ---         70,176
  Prepaid Expenses .....................         18,693          19,717          2,437            ---          2,568          1,941
  Miscellaneous ........................          4,014             ---            ---            ---            ---            ---
  Foreign taxes recoverable ............            ---             ---            ---        330,437            ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total assets .......................   $845,691,521  $1,103,009,689   $141,881,887   $315,302,845   $120,307,436   $208,267,800
                                          =============   =============  =============  =============  =============  =============

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased .................   $  2,094,081  $    3,598,164   $  3,000,000   $ 11,007,975   $        ---   $  5,678,562
  Fund shares redeemed .................      1,039,986       1,113,232        428,835        429,549        275,633        225,963
Other liabilities:
  Management fees ......................        529,698         694,189         57,338        252,444         76,881        127,726
  Custodian fees .......................          5,699           6,266          4,118         86,282            ---          1,574
  Transfer and administration fees .....         32,072          41,918          5,412         11,468          4,833          7,924
  Professional fees ....................         53,021          31,748          5,163            ---          5,268          2,373
  Miscellaneous ........................         27,280         110,521          5,105        136,539         10,823          3,577
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total liabilities ..................      3,781,837       5,596,038      3,505,971     11,924,257        373,438      6,047,699

Net Assets:
Paid in capital ........................    484,290,025     660,817,938    128,345,278    229,253,305    120,877,958    156,784,544
Undistributed net investment income ....      8,083,501      33,603,862     10,040,307      7,681,530     12,903,738        501,538
Accumulated undistributed net realized
  gain (loss) on sale of investments,
  futures and foreign currency
  transactions .........................     75,078,066      88,230,502            ---     28,673,337    (14,228,883)     4,395,174
Net unrealized appreciation
  (depreciation) in value of investments,
  futures and translation of assets and
  liabilities in foreign currency ......    274,458,092     314,761,349         (9,669)    37,770,416        381,185     40,538,845
                                          -------------   -------------  -------------  -------------  -------------  -------------
 Net assets ............................    841,909,684   1,097,413,651    138,375,916    303,378,588    119,933,998    202,220,101
                                          -------------   -------------  -------------  -------------  -------------  -------------
   Total liabilities and net assets ....   $845,691,521  $1,103,009,689   $141,881,887   $315,302,845   $120,307,436   $208,267,800
                                          =============   =============  =============  =============  =============  =============
Capital shares authorized ..............  1,000,000,000   1,000,000,000  1,000,000,000  1,000,000,000    250,000,000    250,000,000
Capital shares outstanding .............     29,650,037      26,848,422     10,745,951     43,813,340      9,726,483     10,454,362

Net asset value per share (net assets
  divided by shares outstanding) .......         $28.39          $40.87         $12.88          $6.92         $12.33         $19.34
                                          =============   =============  =============  =============  =============  =============

                            See accompanying notes.
                                       55

JUNE 30, 1997
(UNAUDITED)


                                            SERIES K        SERIES M       SERIES N
                                            (GLOBAL       (SPECIALIZED     (MANAGED       SERIES O       SERIES P        SERIES S
                                           AGGRESSIVE        ASSET           ASSET        (EQUITY         (HIGH          (SOCIAL
                                             BOND)         ALLOCATION)    ALLOCATION)      INCOME)        YIELD)        AWARENESS)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified
  cost $15,533,498, $44,723,748,
  $20,759,127, $80,390,897, $2,528,580
  and $52,040,883, respectively) .......    $15,443,107     $46,902,671    $24,412,818   $ 94,045,947     $2,622,599    $68,442,273
Short-term commercial paper, at market
  or at amortized cost which approximates
  market value (identified cost $0, $0,
  $2,140,940, $11,524,310, $0 and $0,
  respectively) ........................            ---             ---      2,140,940     11,524,310            ---            ---
Cash ...................................       (348,955)         16,517          2,286            ---        150,547      5,604,959
Receivables:
  Fund shares sold .....................         81,474         239,463        281,920        847,741            ---        290,506
  Securities sold ......................      1,373,001         555,000            ---         69,930            ---            ---
  Forward foreign exchange contracts ...          4,786             ---            ---            ---            ---            ---
  Interest .............................        482,058         104,360        166,785         33,788         55,321         29,953
  Dividends ............................            ---           5,157         17,334        198,430            ---         46,656
  Prepaid Expenses .....................            524             ---            234         21,802          2,171          3,705
  Foreign taxes recoverable ............         15,288          17,177          5,045          1,237            ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total assets .......................    $17,051,283     $47,840,345    $27,027,362   $106,743,185     $2,830,638    $74,418,052
                                          =============   =============  =============  =============  =============  =============

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased .................    $ 1,189,968     $       ---    $   533,737   $  1,131,649     $      ---    $    95,621
  Fund shares redeemed .................         35,750         100,737         20,312        399,607            ---        191,498
  Written call options outstanding .....         10,449             ---            ---            ---            ---            ---
Other liabilities:
  Management fees ......................            ---          39,869         21,118         85,517            ---         46,588
  Custodian fees .......................         16,782           7,357         11,436         23,159            ---            ---
  Transfer and administration fees .....          5,815           6,985          6,126          4,054            108          3,002
  Professional fees ....................          1,791           2,672          3,180          9,073            ---            ---
  Miscellaneous ........................          5,966           3,169          3,089          2,739            377          2,075
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total liabilities ..................      1,266,521         160,789        598,998      1,655,798            485        338,784

Net Assets:
Paid in capital ........................     15,042,250      40,700,906     21,275,194     85,281,929      2,500,000     51,932,892
Undistributed net investment income ....        690,287       1,399,176        756,098      2,024,650        204,813        294,141
Accumulated undistributed net realized
  gain on sale of investments, futures
  and foreign currency transactions ....        140,219       3,401,157        743,666      4,125,681         31,321      5,450,845
Net unrealized appreciation
  (depreciation) in value of investments,
  futures and translation of assets and
  liabilities in foreign currency ......        (87,994)      2,178,317      3,653,406     13,655,127         94,019     16,401,390
                                          -------------   -------------  -------------  -------------  -------------  -------------
  Net assets ...........................     15,784,762      47,679,556     26,428,364    105,087,387      2,830,153     74,079,268
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total liabilities and net assets ...    $17,051,283     $47,840,345    $27,027,362   $106,743,185     $2,830,638    $74,418,052
                                          =============   =============  =============  =============  =============  =============
Capital shares authorized ..............     50,000,000      50,000,000     50,000,000     50,000,000     Indefinite    250,000,000
Capital shares outstanding .............      1,437,941       3,684,006      1,969,832      6,553,124        166,667      3,497,996

Net asset value per share (net assets
  divided by shares outstanding)                 $10.98          $12.94         $13.42         $16.04         $16.98         $21.18
                                          =============   =============  =============  =============  =============  =============

                            See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)


                                                            SERIES B       SERIES C       SERIES D       SERIES E        SERIES J
                                            SERIES A        (GROWTH-        (MONEY       (WORLDWIDE     (HIGH GRADE     (EMERGING
                                            (GROWTH)         INCOME)        MARKET)        EQUITY)        INCOME)         GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ............................   $  4,857,455    $  6,342,523     $      ---    $ 3,656,509     $      ---    $   238,039
  Interest .............................        988,472       8,819,254      3,658,759        402,105      4,790,487        418,542
                                          -------------   -------------  -------------  -------------  -------------  -------------
                                              5,845,927      15,161,777      3,658,759      4,058,614      4,790,487        656,581
  Less foreign tax expense .............         (5,335)            ---            ---       (367,753)           ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total investment income ............      5,840,592      15,161,777      3,658,759      3,690,861      4,790,487        656,581

EXPENSES:
  Management fees ......................      2,841,075       3,758,591        328,145      1,345,446        464,915        634,511
  Custodian fees .......................         13,074          18,867          6,015         38,915          6,071          5,156
  Transfer/maintenance fees ............          1,786           1,676          1,629          2,534          1,412          1,551
  Administration fees ..................        170,464         225,515         29,533        222,902         27,895         38,071
  Directors' fees ......................          9,509          32,942          2,092          4,887          1,372          1,629
  Professional fees ....................         42,593          27,748          4,463          8,688          4,029          5,373
  Reports to shareholders ..............         30,111          90,169          2,724         30,046          4,443          6,026
  Registration fees ....................            708             947            147         15,204            133            199
  Other expenses .......................         11,892          22,820          4,612          5,973          5,922          3,918
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total expenses .....................      3,121,212       4,179,275        379,360      1,674,595        516,192        696,434
  Less earnings credits ................            (75)           (745)           ---            ---            ---           (106)
                                          -------------   -------------  -------------  -------------  -------------  -------------
  Net expenses .........................      3,121,137       4,178,530        379,360      1,674,595        516,192        696,328
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net investment income (loss) .......      2,719,455      10,983,247      3,279,399      2,016,266      4,274,295        (39,747)

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) during the
    period on:
    Investments ........................     24,102,847      30,838,118            ---     17,015,874     (2,016,061)    (1,946,813)
    Foreign currency transactions ......            ---             ---            ---        207,060            ---            ---
    Futures contract ...................            ---             ---            ---            ---            ---      1,614,004
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net realized gain (loss) ...........     24,102,847      30,838,118            ---     17,222,934     (2,016,061)      (332,809)

  Net change in unrealized appreciation
    during the period on:
    Investments: .......................     92,407,320     105,040,079         43,848     13,801,912      1,029,968     12,775,434
    Translation of assets and liabilities
      in foreign currencies ............            ---             ---            ---        435,915            ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
  Net unrealized appreciation ..........     92,407,320     105,040,079         43,848     14,237,827      1,029,968     12,775,434
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net gain (loss) ....................    116,510,167     135,878,197         43,848     31,460,761       (986,093)    12,442,625
                                          -------------   -------------  -------------  -------------  -------------  -------------
      Net increase in net assets
        resulting from operations ......   $119,229,622    $146,861,444     $3,323,247    $33,477,027     $3,288,202    $12,402,878
                                          =============   =============  =============  =============  =============  =============

                            See accompanying notes.

FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)


                                            SERIES K        SERIES M       SERIES N
                                            (GLOBAL       (SPECIALIZED     (MANAGED       SERIES O       SERIES P        SERIES S
                                           AGGRESSIVE        ASSET           ASSET        (EQUITY         (HIGH          (SOCIAL
                                             BOND)         ALLOCATION)    ALLOCATION)      INCOME)        YIELD)        AWARENESS)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ............................       $    ---      $  317,354     $  136,105    $ 1,090,527       $  2,375     $  251,016
  Interest .............................        741,417         455,157        330,910        345,035        120,584        170,870
                                          -------------   -------------  -------------  -------------  -------------  -------------
                                                741,417         772,511        467,015      1,435,562        122,959        421,886
  Less foreign tax expense .............         (7,610)        (27,835)        (7,158)        (1,388)           ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total investment income ............        733,807         744,676        459,857      1,434,174        122,959        421,886

EXPENSES:
  Management fees ......................         54,166         212,341        108,499        400,272         12,956        242,060
  Custodian fees .......................          9,955          15,786         16,522          9,385            534          1,367
  Transfer/maintenance fees ............            949           1,133          1,076          1,255              5          1,233
  Administration fees ..................         26,966          33,366         28,632         18,012            610         14,524
  Directors' fees ......................             43             300            418            594              5            500
  Professional fees ....................          3,077           3,922          3,680          6,072          2,380          1,955
  Reports to shareholders ..............            543           1,596          1,055          1,516             29          2,349
  Registration fees ....................          1,237             150            ---            ---             34             78
  Other expenses .......................            750           2,113           (124)           671            348          1,758
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total expenses .....................         97,686         270,707        159,758        437,777         16,901        265,824
  Less earnings credits
    Reimbursement of expenses ..........        (54,166)            ---            ---            ---        (12,956)           ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
  Net expenses .........................         43,520         270,707        159,758        437,777          3,945        265,824
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net investment income ..............        690,287         473,969        300,099        996,397        119,014        156,062

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) during the
    period on:
    Investments ........................        205,203       2,456,570        450,729      2,691,953         14,246      1,636,939
    Foreign currency transactions ......        (94,211)         (4,550)        (4,515)        (1,575)           ---            ---
    Futures contract ...................            ---             ---            ---            ---            ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
      Net realized gain ................        110,992       2,452,020        446,214      2,690,378         14,246      1,636,939

  Change in unrealized appreciation
    (depreciation) during the period on:
    Investments: .......................       (400,144)        234,171      1,801,089      7,669,967         31,788      5,216,519
    Translation of assets and liabilities
      in foreign currencies ............         (8,757)           (467)           353            162            ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
  Net unrealized appreciation
    (depreciation) .....................       (408,901)        233,704      1,801,442      7,670,129         31,788      5,216,519
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net gain (loss) ....................       (297,909)      2,685,724      2,247,656     10,360,507         46,034      6,853,458
                                          -------------   -------------  -------------  -------------  -------------  -------------
      Net increase in net assets
        resulting from operations ......       $392,378      $3,159,693     $2,547,755    $11,356,904       $165,048     $7,009,520
                                          =============   =============  =============  =============  =============  =============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)


                                                            SERIES B       SERIES C       SERIES D       SERIES E        SERIES J
                                            SERIES A        (GROWTH-        (MONEY       (WORLDWIDE     (HIGH GRADE     (EMERGING
                                            (GROWTH)         INCOME)        MARKET)        EQUITY)        INCOME)         GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........   $  2,719,455  $   10,983,247   $  3,279,399   $  2,016,266   $  4,274,295   $    (39,747)
  Net realized gain (loss) .............     24,102,847      30,838,118            ---     17,222,934     (2,016,061)      (332,809)
  Unrealized appreciation during the
    period .............................     92,407,320     105,040,079         43,848     14,237,827      1,029,968     12,775,434
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase in net assets resulting
      from operations ..................    119,229,622     146,861,444      3,323,247     33,477,027      3,288,202     12,402,878

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................            ---             ---            ---            ---            ---            ---
  Net realized gain ....................            ---             ---            ---            ---            ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total distributions to shareholders             ---             ---            ---            ---            ---            ---

CAPITAL SHARE TRANSACTION (A):
  Proceeds from sale of shares .........    153,438,304     101,254,815    173,709,558     53,884,223     24,674,244     76,587,478
  Dividends reinvested .................            ---             ---            ---            ---            ---            ---
  Shares redeemed ......................   (145,348,800)   (107,288,915)  (167,329,002)   (31,008,243)   (42,069,559)   (35,191,543)
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from capital
      share transactions ...............      8,089,504      (6,034,100)     6,380,556     22,875,980    (17,395,315)    41,395,935
                                          -------------   -------------  -------------  -------------  -------------  -------------
      Total increase (decrease) in net
        assets .........................    127,319,126     140,827,344      9,703,803     56,353,007    (14,107,113)    53,798,813

NET ASSETS:
  Beginning of period ..................    714,590,558     956,586,307    128,672,113    247,025,581    134,041,111    148,421,288
                                          -------------   -------------  -------------  -------------  -------------  -------------
  End of period ........................   $841,909,684  $1,097,413,651   $138,375,916   $303,378,588   $119,933,998   $202,220,101
                                          =============   =============  =============  =============  =============  =============

  Undistributed net investment income at
    end of period ......................   $  8,083,501  $   33,603,862   $ 10,040,307   $  7,681,530   $ 12,903,738   $    501,538
                                          =============   =============  =============  =============  =============  =============

(a) Shares issued and redeemed
      Shares sold ......................      6,013,952       2,705,271     13,653,674      8,395,268      2,045,973      4,238,882
      Dividends reinvested .............            ---             ---            ---            ---            ---            ---
      Shares redeemed ..................     (5,754,477)     (2,877,332)   (13,153,580)    (4,835,807)    (3,490,445)    (1,918,159)
                                          -------------   -------------  -------------  -------------  -------------  -------------
        Net increase (decrease) ........        259,475        (172,061)       500,094      3,559,461     (1,444,472)     2,320,723
                                          =============   =============  =============  =============  =============  =============

                            See accompanying notes.

FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)


                                            SERIES K        SERIES M       SERIES N
                                            (GLOBAL       (SPECIALIZED     (MANAGED       SERIES O       SERIES P        SERIES S
                                           AGGRESSIVE        ASSET           ASSET        (EQUITY         (HIGH          (SOCIAL
                                             BOND)         ALLOCATION)    ALLOCATION)      INCOME)        YIELD)        AWARENESS)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ................    $   690,287     $   473,969    $   300,099   $    996,397     $  119,014    $   156,062
  Net realized gain ....................        110,992       2,452,020        446,214      2,690,378         14,246      1,636,939
  Unrealized appreciation during the
    period .............................       (408,901)        233,704      1,801,442      7,670,129         31,788      5,216,519
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase in net assets resulting
      from operations ..................        392,378       3,159,693      2,547,755     11,356,904        165,048      7,009,520

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................            ---             ---            ---            ---            ---            ---
  Net realized gain ....................            ---             ---            ---            ---            ---            ---
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total distributions to shareholders             ---             ---            ---            ---            ---            ---

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .........      7,063,300      11,541,278      9,149,341     41,228,629            ---     17,036,988
  Dividends reinvested .................            ---             ---            ---            ---            ---            ---
  Shares redeemed ......................     (4,390,811)     (5,417,338)    (8,613,310)    (9,875,208)           ---     (7,463,955)
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase from capital share
      transactions .....................      2,672,489       6,123,940        536,031     31,353,421            ---      9,573,033
                                          -------------   -------------  -------------  -------------  -------------  -------------
      Total increase in net assets .....      3,064,867       9,283,633      3,083,786     42,710,325        165,048     16,582,553

NET ASSETS:
  Beginning of period ..................     12,719,895      38,395,923     23,344,578     62,377,062      2,665,105     57,496,715
                                          -------------   -------------  -------------  -------------  -------------  -------------
  End of period ........................    $15,784,762     $47,679,556    $26,428,364   $105,087,387     $2,830,153    $74,079,268
                                          =============   =============  =============  =============  =============  =============
  Undistributed net investment income at
    end of period ......................    $   690,287     $ 1,399,176    $   756,098   $  2,024,650     $  204,813    $   294,141
                                          =============   =============  =============  =============  =============  =============

(a) Shares issued and redeemed
      Shares sold ......................        657,534         937,936        725,455      2,767,321            ---        864,896
      Dividends reinvested .............            ---             ---            ---            ---            ---            ---
      Shares redeemed ..................       (405,696)       (440,818)      (698,446)      (665,211)           ---       (379,866)
                                          -------------   -------------  -------------  -------------  -------------  -------------
        Net increase ...................        251,838         497,118         27,009      2,102,110            ---        485,030
                                          =============   =============  =============  =============  =============  =============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                            SERIES B       SERIES C       SERIES D       SERIES E        SERIES J
                                            SERIES A        (GROWTH-        (MONEY       (WORLDWIDE     (HIGH GRADE     (EMERGING
                                            (GROWTH)         INCOME)        MARKET)        EQUITY)        INCOME)         GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income ................   $  5,466,761    $ 22,733,680   $  6,921,208   $  1,588,321   $  8,664,351   $   (270,043)
  Net realized gain (loss) .............     51,089,074      57,472,747            ---     18,196,752     (2,164,110)     5,574,826
  Unrealized appreciation (depreciation)
    during the period ..................     62,940,793      65,772,214        (41,770)    13,347,522     (7,551,691)    16,151,675
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
      assets resulting from operations      119,496,628     145,978,641      6,879,438     33,132,595     (1,051,450)    21,456,458

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................     (4,858,702)    (18,421,256)    (5,014,558)    (6,982,410)    (7,686,321)      (236,747)
  Net realized gain ....................    (30,078,874)    (89,075,535)           ---     (6,588,531)           ---     (5,477,835)
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total distributions to shareholders     (34,937,576)   (107,496,791)    (5,014,558)   (13,570,941)    (7,686,321)    (5,714,582)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .........    272,735,836     195,756,138    300,770,030     95,984,267     71,870,139     93,417,694
  Dividends reinvested .................     34,937,576     107,496,791      5,014,558     13,570,941      7,686,321      5,714,582
  Shares redeemed ......................   (197,533,006)   (180,261,174)  (284,413,035)   (59,872,380)   (62,429,363)   (59,832,305)
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase from capital share
      transactions .....................    110,140,406     122,991,755     21,371,553     49,682,828     17,127,097     39,299,971
                                          -------------   -------------  -------------  -------------  -------------  -------------
      Total increase in net assets .....    194,699,458     161,473,605     23,236,433     69,244,482      8,389,326     55,041,847

NET ASSETS:
  Beginning of year ....................    519,891,100     795,112,702    105,435,680    177,781,099    125,651,785     93,379,441
                                          -------------   -------------  -------------  -------------  -------------  -------------
  End of year ..........................   $714,590,558    $956,586,307   $128,672,113   $247,025,581   $134,041,111   $148,421,288
                                          =============   =============  =============  =============  =============  =============
  Undistributed net investment
    income at end of year ..............   $  5,364,046    $ 22,620,615   $  6,760,908   $  5,665,264   $  8,629,443   $    541,285
                                          =============   =============  =============  =============  =============  =============
    (a) Shares issued and redeemed
          Shares sold ..................     11,815,669       5,479,920     23,991,955     15,951,967      5,820,235      5,392,420
          Dividends reinvested .........      1,535,718       3,174,743        405,053      2,280,830        649,731        316,597
          Shares redeemed ..............     (8,682,010)     (5,055,630)   (22,692,246)    (9,930,879)    (5,068,479)    (3,388,952)
                                          -------------   -------------  -------------  -------------  -------------  -------------
            Net increase ...............      4,669,377       3,599,033      1,704,762      8,301,918      1,401,487      2,320,065
                                          =============   =============  =============  =============  =============  =============

                            See accompanying notes.

FOR THE YEAR ENDED DECEMBER 31, 1996


                                            SERIES K        SERIES M       SERIES N
                                            (GLOBAL       (SPECIALIZED     (MANAGED       SERIES O       SERIES P        SERIES S
                                           AGGRESSIVE        ASSET           ASSET        (EQUITY         (HIGH          (SOCIAL
                                             BOND)         ALLOCATION)    ALLOCATION)      INCOME)        YIELD)        AWARENESS)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........    $   995,530     $   785,362    $   467,411    $ 1,031,187     $   85,799    $   142,884
  Net realized gain ....................         34,262       1,112,952        290,614      1,435,648         17,075      3,818,240
  Unrealized appreciation during the
    period .............................        236,546       1,834,039      1,466,480      4,978,876         62,231      3,541,342
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase in net assets resulting
      from operations ..................      1,266,338       3,732,353      2,224,505      7,445,711        165,105      7,502,466

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................       (844,106)       (332,910)      (112,833)      (108,567)           ---       (217,556)
  Net realized gain ....................       (141,415)       (154,426)       (22,914)        (7,238)           ---     (1,127,096)
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Total distribution to shareholders .       (985,521)       (487,336)      (135,747)      (115,805)           ---     (1,344,652)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .........     10,501,775      27,932,031     14,703,728     54,553,040      2,500,000     20,989,370
  Dividends reinvested .................        985,521         487,336        135,747        115,805            ---      1,344,652
  Shares redeemed ......................     (4,726,579)     (9,244,884)    (4,163,794)   (13,149,311)           ---     (7,825,379)
                                          -------------   -------------  -------------  -------------  -------------  -------------
    Net increase from capital share
      transactions .....................      6,760,717      19,174,483     10,675,681     41,519,534      2,500,000     14,508,643
                                          -------------   -------------  -------------  -------------  -------------  -------------
      Total increase in net assets .....      7,041,534      22,419,500     12,764,439     48,849,440      2,665,105     20,666,457

NET ASSETS:
  Beginning of year ....................      5,678,361      15,976,423     10,580,139     13,527,622            ---     36,830,258
                                          -------------   -------------  -------------  -------------  -------------  -------------
  End of year ..........................    $12,719,895     $38,395,923    $23,344,578    $62,377,062     $2,665,105    $57,496,715
                                          =============   =============  =============  =============  =============  =============

  Undistributed net investment income at
    end of year ........................    $       ---     $   925,207    $   455,499    $ 1,028,253     $   85,799    $   138,079
                                          =============   =============  =============  =============  =============  =============
    (a) Shares issued and redeemed
          Shares sold ..................        968,131       2,471,114      1,317,755      4,318,273        166,667      1,144,145
          Dividends reinvested .........         91,933          42,899         12,013          8,922            ---         70,585
          Shares redeemed ..............       (429,302)       (818,625)      (372,924)    (1,032,400)           ---       (435,648)
                                          -------------   -------------  -------------  -------------  -------------  -------------
            Net increase ...............        630,762       1,695,388        956,844      3,294,795        166,667        779,082
                                          =============   =============  =============  =============  =============  =============

FINANCIAL HIGHLIGHTS


SERIES A (GROWTH)                                                    FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                       1997(F)(H)        1996(F)         1995(F)          1994            1993            1992
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $24.31          $21.03          $16.00          $19.82          $18.33          $17.26

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.090           0.180           0.180           0.200           0.390           0.230
Net Gain (Loss) on Securities
  (realized and unrealized) ........          3.990           4.495           5.648          (0.442)          2.076           1.615
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total from investment operations ...          4.080           4.675           5.828          (0.242)          2.466           1.845

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.194)         (0.153)         (0.380)         (0.224)         (0.242)
Distributions (from Capital Gains) .            ---          (1.201)         (0.645)         (3.198)         (0.752)         (0.533)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............            ---          (1.395)         (0.798)         (3.578)         (0.976)         (0.775)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $28.39          $24.31          $21.03          $16.00          $19.82          $18.33
                                      =============   =============   =============   =============   =============   =============
TOTAL RETURN (C) ...................          16.8%           22.7%           36.8%           (1.7%)          13.7%           11.1%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)       $841,910        $714,591        $519,891        $332,288        $317,407        $296,548
Ratio of Expenses to Average Net
  Assets ...........................          0.81%           0.83%           0.83%           0.84%           0.86%           0.86%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          0.71%           0.90%           1.13%           1.13%           2.01%           1.46%
Portfolio Turnover Rate ............            69%             57%             83%             90%            108%             77%
Average Commission Paid Per Equity
  Share Traded .....................        $0.0600         $0.0598             N/A             N/A             N/A             N/A

------------------------------------------------------------------------------------------------------------------------------------

SERIES B (GROWTH & INCOME)                                           FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                       1997(F)(H)        1996(F)         1995(F)          1994            1993            1992
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $35.40          $33.95          $26.54          $29.73          $27.76          $26.85

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.410           0.830           0.790           0.510           0.640           0.650
Net Gain (Loss) on Securities
  (realized and unrealized) ........          5.060           5.160           7.160           (1.34)          2.009           0.999
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from investment operations .          5.470           5.990           7.950          (0.830)          2.649           1.649

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.778)         (0.540)         (0.680)         (0.679)         (0.583)
Distributions (from Capital Gains) .            ---          (3.762)            ---          (1.680)            ---          (0.156)
                                      -------------   -------------   -------------   -------------   -------------   -------------
   Total Distributions .............            ---          (4.540)         (0.540)         (2.360)         (0.679)         (0.739)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $40.87          $35.40          $33.95          $26.54          $29.73          $27.76
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (C) ...................          15.5%           18.3%           30.1%           (3.0%)           9.6%            6.3%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)     $1,097,414        $956,586        $795,113        $595,154        $583,599        $467,208
Ratio of Expenses to Average Net
  Assets ...........................          0.83%           0.84%           0.83%           0.84%           0.86%           0.86%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          2.19%           2.56%           2.70%           2.07%           2.63%           3.22%
Portfolio Turnover Rate ............            54%             58%             94%             43%             95%             56%
Average Commission Paid Per Equity
  Share Traded .....................         $.0600         $0.0602             N/A             N/A             N/A             N/A

SERIES C (MONEY MARKET)                                              FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(E)(F)(H)    1996(A)(F)        1995(F)          1994            1993            1992
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $12.56          $12.34          $12.27          $12.09          $12.21          $12.52

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.316           0.610           0.740           0.410           0.290           0.430
Net Gain (Loss) on Securities
  (realized and unrealized) ........          0.004           0.010          (0.085)          0.035           0.027          (0.030)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from investment operations .          0.320           0.620           0.655           0.445           0.317           0.400

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.400)         (0.585)         (0.265)         (0.437)         (0.710)
Distributions (from Capital Gains) .            ---             ---             ---             ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............            ---          (0.400)         (0.585)         (0.265)         (0.437)         (0.710)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $12.88          $12.56          $12.34          $12.27          $12.09          $12.21
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (C) ...................           2.5%            5.1%            5.4%            3.7%            2.6%            3.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)       $138,376        $128,672        $105,436        $118,668         $99,092         $87,246
Ratio of Expenses to Average Net
  Assets ...........................          0.58%           0.58%           0.60%           0.61%           0.61%           0.61%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          5.00%           4.89%           5.27%           3.70%           2.65%           3.19%
Portfolio Turnover Rate ............            ---             ---             ---             ---             ---             ---
Average Commission Paid Per Equity
  Share Traded .....................            N/A             N/A             N/A             N/A             N/A             N/A

------------------------------------------------------------------------------------------------------------------------------------

SERIES D (WORLDWIDE EQUITY)                                          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                         1997(H)          1996            1995           1994(A)         1993(A)         1992(A)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD           $6.14           $5.56           $5.07           $4.94           $3.76           $3.91

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.040           0.030           0.050           0.020           0.020           0.020
Net Gain (Loss) on Securities
  (realized and unrealized) ........          0.740           0.930          0.4989           0.115           1.166         (0.1220)
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from investment operations .          0.780           0.960          0.5489           0.135           1.186         (0.1020)

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.200)        (0.0009)         (0.005)        (0.0060)        (0.0480)
Distributions (from Capital Gains)              ---          (0.180)        (0.0580)            ---             ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............            ---          (0.380)        (0.0589)         (0.005)        (0.0060)        (0.0480)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......          $6.92           $6.14           $5.56           $5.07           $4.94           $3.76
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (C) ...................          12.7%           17.5%           10.9%            2.7%           31.6%           (2.6%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)       $303,379        $247,026        $177,781        $147,033         $98,252         $25,183
Ratio of Expenses to Average Net
  Assets ...........................          1.24%           1.30%           1.31%           1.34%           1.42%           1.62%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          1.50%           0.74%           0.90%           0.50%           0.38%           0.50%
Portfolio Turnover Rate ............           141%            115%            169%             82%             70%             81%
Average Commission Paid Per Equity
  Share Traded .....................        $0.0100         $0.0276             N/A             N/A             N/A             N/A

SERIES E (HIGH GRADE INCOME)                                         FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                       1997(F)(H)        1996(F)         1995(F)          1994            1993            1992
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $12.00          $12.86          $11.52          $13.78          $13.02          $12.82

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.550           0.750           0.740           0.760           0.640           0.780
Net Gain (Loss) on Securities
  (realized and unrealized) ........         (0.220)         (0.853)          1.360          (1.713)          1.020           0.168
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from investment operations .          0.330          (0.103)          2.100          (0.953)          1.660           0.948

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.757)         (0.760)         (0.690)         (0.790)         (0.748)
Distributions (from Capital Gains) .            ---             ---             ---          (0.617)         (0.110)            ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............            ---          (0.757)         (0.760)         (1.307)         (0.900)         (0.748)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $12.33          $12.00          $12.86          $11.52          $13.78          $13.02
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (C) ...................           2.8%           (0.7%)          18.6%            6.9%           12.6%            7.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)       $119,934        $134,041        $125,652        $107,078        $112,900         $81,440
Ratio of Expenses to Average Net
  Assets ...........................          0.83%           0.83%           0.85%           0.85%           0.86%           0.86%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          6.90%           6.77%           6.60%           6.74%           6.21%           7.41%
Portfolio Turnover Rate ............           151%            232%            180%            185%            151%             76%
Average Commission Paid Per Equity
  Share Traded .....................            N/A             N/A             N/A             N/A             N/A             N/A

------------------------------------------------------------------------------------------------------------------------------------

SERIES J (EMERGING GROWTH)                                           FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                       1997(F)(H)        1996(F)         1995(F)          1994            1993           1992(B)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $18.25          $16.06          $13.44          $14.17          $12.47          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............         (0.020)         (0.040)          0.040          (0.010)         (0.010)          0.010
Net Gain (Loss) on Securities
  (realized and unrealized) ........          1.110           2.930           2.580          (0.713)          1.711           2.460
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from investment operations .          1.090           2.890           2.620          (0.723)          1.701           2.470

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.029)            ---             ---          (0.001)            ---
Distributions (from Capital Gains) .            ---          (0.671)            ---          (0.007)            ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............            ---          (0.700)            ---          (0.007)         (0.001)            ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD .....          $19.34          $18.25          $16.06          $13.44          $14.17          $12.47
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (C) ...................           6.0%           18.0%           19.5%           (5.1%)          13.6%           24.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)       $202,220        $148,421         $93,379         $76,940         $42,096          $7,113
Ratio of Expenses to Average Net
  Assets ...........................          0.82%           0.84%           0.84%           0.88%           0.91%           1.06%
Ratio of Net Income (Loss) to
  Average Net Assets ...............         (0.05%)         (0.21%)          0.26%          (0.11%)         (0.14%)          0.22%
Portfolio Turnover Rate ............            79%            123%            202%             91%            117%              4%
Average Commission Paid Per Equity
  Share Traded .....................        $0.0600         $0.0601             N/A             N/A             N/A             N/A

SERIES K (GLOBAL AGGRESSIVE)                 FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------
                                       1997(E)(H)        1996(E)      1995(A)(D)(E)
                                      -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $10.72          $10.22           10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.480           0.900           0.540
Net Gain (Loss) on Securities
  (realized and unrealized) ........         (0.220)          0.500           0.220
                                      -------------   -------------   -------------
  Total from investment operations .          0.260           1.400           0.760

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.770)         (0.466)
Distributions (from Capital Gains) .            ---          (0.130)         (0.044)
Return of Capital ..................            ---             ---          (0.030)
                                      -------------   -------------   -------------
  Total Distributions ..............            ---          (0.900)         (0.540)
                                      -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $10.98          $10.72          $10.22
                                      =============   =============   =============

TOTAL RETURN (C) ...................           2.4%           13.7%            7.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $15,785         $12,720          $5,678
Ratio of Expenses to Average Net
  Assets ...........................           .60%           0.84%           1.63%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          9.56%          10.79%          11.03%
Portfolio Turnover Rate ............           107%             86%            127%
Average Commission Paid Per Equity
  Share Traded .....................            N/A             N/A             N/A

------------------------------------------------------------------------------------------------------------------------------------

SERIES M (SPECIALIZED ASSET ALLOCATION)      FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------
                                         1997(H)          1996         1995(A)(D)
                                      -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $12.05          $10.71          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.090           0.150           0.169
Net Gain (Loss) on Securities
  (realized and unrealized) ........          0.800           1.364           0.541
                                      -------------   -------------   -------------
Total from investment operations ...          0.890           1.514           0.710

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.119)            ---
Distributions (from Capital Gains) .            ---          (0.055)            ---
                                      -------------   -------------   -------------
  Total Distributions ..............            ---          (0.174)            ---
                                      -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $12.94          $12.05          $10.71
                                      =============   =============   =============

TOTAL RETURN (C) ...................           7.4%           14.2%            7.1%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $47,680         $38,396         $15,976
Ratio of Expenses to Average Net
  Assets ...........................          1.27%           1.34%           1.94%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          2.23%           2.73%           3.20%
Portfolio Turnover Rate ............           123%             40%            181%
Average Commission Paid Per Equity
  Share Traded .....................        $0.0452         $0.0266             N/A

SERIES N (MANAGED ASSET ALLOCATION)          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------
                                         1997(H)          1996         1995(A)(D)
                                      -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $12.02          $10.73          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.150           0.193           0.156
Net Gain (Loss) on Securities
  (realized and unrealized) ........          1.250           1.175           0.574
                                      -------------   -------------   -------------
Total from investment operations ...          1.400           1.368           0.730

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.065)            ---
Distributions (from Capital Gains) .            ---          (0.013)            ---
                                      -------------   -------------   -------------
  Total Distributions ..............            ---          (0.078)            ---
                                      -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $13.42          $12.02          $10.73
                                      =============   =============   =============

TOTAL RETURN (C) ...................          11.7%           12.8%            7.3%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $26,428         $23,345         $10,580
Ratio of Expenses to Average Net
  Assets ...........................          1.47%           1.45%           1.90%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          2.77%           2.67%           2.80%
Portfolio Turnover Rate ............            64%             41%             26%
Average Commission Paid Per Equity
  Share Traded .....................        $0.0296         $0.0393             N/A

------------------------------------------------------------------------------------------------------------------------------------

SERIES O (EQUITY INCOME)                     FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------
                                         1997(H)          1996         1995(A)(D)
                                      -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $14.01          $11.70          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............           .080           0.169           0.166
Net Gain (Loss) on Securities
  (realized and unrealized) ........          1.950           2.173           1.534
                                      -------------   -------------   -------------
Total from investment operations ...          2.030           2.342           1.700

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.030)            ---
Distributions (from Capital Gains) .            ---          (0.002)            ---
                                      -------------   -------------   -------------
  Total Distributions ..............            ---          (0.032)            ---
                                      -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $16.04          $14.01          $11.70
                                      =============   =============   =============

TOTAL RETURN (C) ...................          14.5%           20.0%           17.0%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)       $105,087         $62,377         $13,528
Ratio of Expenses to Average Net
  Assets ...........................          1.09%           1.15%           1.40%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          2.49%           2.62%           3.00%
Portfolio Turnover Rate ............            49%             22%              3%
Average Commission Paid Per Equity
  Share Traded .....................        $0.0314         $0.0385             N/A

                                           FISCAL PERIOD ENDED
SERIES P (HIGH YIELD)                          DECEMBER 31
                                      -----------------------------
                                         1997(H)         1996(G)
                                      -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $15.99          $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.714           0.510
Net Gain (Loss) on Securities
  (realized and unrealized) ........          0.276           0.480
                                      -------------   -------------
  Total from investment operations .          0.990           0.990

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---             ---
Distributions (from Capital Gains) .            ---             ---
                                      -------------   -------------
  Total Distributions ..............            ---             ---
                                      -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $16.98          $15.99
                                      =============   =============

TOTAL RETURN (C) ...................           6.2%            6.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)         $2,830          $2,665
Ratio of Expenses to Average Net
  Assets ...........................          0.29%           0.28%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          8.78%           8.24%
Portfolio Turnover Rate ............            59%            151%
Average Commission Paid Per Equity
  Share Traded .....................            N/A             N/A

------------------------------------------------------------------------------------------------------------------------------------

SERIES S (SOCIAL AWARENESS)                                          FISCAL PERIOD ENDED DECEMBER 31
                                      ---------------------------------------------------------------------------------------------
                                      1997(F)(C)(H)      1996(F)         1995(F)          1994            1993           1992(A)
                                      -------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD          $19.08          $16.49          $12.97          $13.69          $12.25          $10.55

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............          0.100           0.030           0.090           0.080           0.020           0.030
Net Gain (Loss) on Securities
  (realized and unrealized) ........          2.000           3.073           3.507          (0.595)          1.432           1.691
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total from investment operations .          2.100           3.103           3.597          (0.515)          1.452           1.721

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income) ..........................            ---          (0.083)         (0.077)         (0.020)         (0.012)         (0.021)
Distributions (from Capital Gains) .            ---          (0.430)            ---          (0.185)            ---             ---
                                      -------------   -------------   -------------   -------------   -------------   -------------
  Total Distributions ..............            ---          (0.513)         (0.077)         (0.205)         (0.012)         (0.021)
                                      -------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ......         $21.18          $19.08          $16.49          $12.97          $13.69          $12.25
                                      =============   =============   =============   =============   =============   =============

TOTAL RETURN (C) ...................          11.0%           18.8%           27.7%           (3.7%)          11.9%           16.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)        $74,079         $57,497         $36,830         $24,539         $19,490          $9,653
Ratio of Expenses to Average Net
  Assets ...........................          0.82%           0.84%           0.86%           0.90%           0.90%           0.92%
Ratio of Net Income (Loss) to
  Average Net Assets ...............          0.48%           0.30%           0.75%           0.75%           0.23%           0.24%
Portfolio Turnover Rate ............            57%             67%            122%             67%            105%            110%
Average Commission Paid Per Equity
  Share Traded .....................        $0.0600         $0.0602             N/A             N/A             N/A             N/A

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Series J was initially capitalized on October 1, 1992, with a net asset value of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Total return does not take into account any charges paid at the time of purchase.

(d) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(e) Fund expenses for Series K and P were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                                 1995    1996    1997
                                 ----    ----    ----

                      Series K   2.03%   1.59%   1.35%
                      Series P    ---    1.11%   1.25%

(f) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                  1995    1996    1997
                                  ----    ----    ----

                      Series A    0.83%   0.83%   0.81%
                      Series B    0.83%   0.84%   0.83%
                      Series C    0.60%   0.58%   0.58%
                      Series E    0.85%   0.83%   0.83%
                      Series J    0.83%   0.84%   0.82%
                      Series S    0.84%   0.84%   0.82%

(g) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Unaudited figures for the six months ended June 30, 1997. Percentage amounts for the period, except total return, have been annualized.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


     1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securit ies purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Series D, M, N and O do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctutation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates their portion of the results of operations resulting from foreign exchange rates on investment from the fluctuation arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M, N and O may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series Jand M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securitites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit either cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires. There were no futures contracts held by the Fund at June 30, 1997.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, on or until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. Series K wrote covered call options during 1997 and received $92,746 in premiums.

     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.

     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K, P and S and 1.00% for Series D, M, N and O. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. SMC has agreed to waive all of the manageme nt fees for Series P through December 31, 1997. SMC & LMC have agreed to waive all of the management fees for Series K through December 31, 1997. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to
 .50% of the first $20,000,000 of average net assets of Series O and .40% of the average assets in excess of $20,000,000 for management services provided to Series O. The Investment Manager pays Templeton Franklin Investment Services, Inc., for research provided to Series M, an annual fee equal to .30% of the first $50,000,000 of the average net assets of Series M invested in equity securities and .25% of the average net assets invested in equity securities in excess of $50,000,000. The Investment Manager also pays Meridian Investment Management Corporation, for research provided to Series M, an annual fee equal to .20% of the average net assets of that Series.

     On August 1, 1997, shareholders of Series M voted to approve a new subadvisory agreement with Meridian Investment Management Corporation, which replaced all existing subadvisory agreements. Under this agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series M. This new contract was effective August 1, 1997.

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the period ended June 30, 1997, SMCagreed to limit the total expenses for Series K, M and P to an annual rate of 2% of the average daily net asset value of each respective Series.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund, plus the greater of .10% of the aver age net assets of Series D or $60,000, and with respect to Series K, M, and N, an annual fee equal to the greater of .10% of each Series average net assets or (i) $45,000 in the year ending April 29, 1997, and (ii) $60,000 thereafter. SMC has arranged for LMC to provide certain administrative services relating to Series D, including performing certain accounting and pricing functions. LMC is compensated directly by SMC for providing these services.

     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include SMC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
(UNAUDITED)


     3. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) for income tax purposes at June 30, 1997, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:


                       SERIES A         SERIES B          SERIES C           SERIES D             SERIES E             SERIES J
                       (Growth)      (Growth Income)   (Money Market)   (Worldwide Equity)   (High Grade Income)   (Emerging Growth)
                     ---------------------------------------------------------------------------------------------------------------
Gross unrealized
  appreciation ....  $276,241,681    $316,598,930         $  9,830         $43,673,349           $1,141,852           $41,953,529

Gross unrealized
  depreciation ....    (1,783,589)     (1,837,581)         (19,499)         (5,902,933)            (760,667)           (1,414,684)
                      -----------     -----------          -------          ----------            ---------            ----------
Net unrealized
  appreciation
  (depreciation) ..  $274,458,092    $314,761,349         $ (9,669)        $37,770,416           $  381,185           $40,538,845
                      ===========     ===========          =======          ==========            =========            ==========


                                                SERIES M           SERIES N
                          SERIES K         (Specialized Asset   (Managed Asset      SHARES O         SERIES P          SERIES S
                     (Global Aggressive)      Allocation)        Allocation)     (Equity Income)   (High Yield)   (Social Awareness)
                     ---------------------------------------------------------------------------------------------------------------
Gross unrealized
  appreciation ......     $ 556,027           $ 3,280,438        $3,925,902       $14,352,578        $96,263         $16,863,851

Gross unrealized
  depreciation ......      (644,021)           (1,102,121)         (272,496)         (697,451)        (2,244)           (462,461)
                           --------            ----------         ---------        ----------         ------          ----------
Net unrealized
  appreciation
  (depreciation) ....     $ (87,994)          $ 2,178,317        $3,653,406       $13,655,127        $94,019         $16,401,390
                           ========            ==========         =========        ==========         ======          ==========


     4. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended June 30, 1997, (excluding overnight investments and short-term debt securities) are as follows:


                       SERIES A         SERIES B            SERIES D             SERIES E             SERIES J
                       (Growth)      (Growth Income)   (Worldwide Equity)   (High Grade Income)   (Emerging Growth)
------------------------------------------------------------------------------------------------------------------------------------
Purchases            $282,476,088     $286,304,738        $195,963,609          $84,001,822          $97,532,630
Proceeds from sales  $246,217,231     $254,464,606        $177,947,821          $89,772,434          $55,724,439


                                                SERIES M           SERIES N
                          SERIES K         (Specialized Asset   (Managed Asset      SHARES O         SERIES P          SERIES S
                     (Global Aggressive)      Allocation)        Allocation)     (Equity Income)   (High Yield)   (Social Awareness)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                $11,520,812          $21,464,770         $5,783,930       $33,756,480      $1,056,557       $26,139,369
Proceeds from sales      $ 7,075,401          $20,747,453         $5,918,096       $ 8,519,182      $  729,338       $16,545,986


     5. FORWARD FOREIGN EXCHANGE CONTRACTS

     At June  30,  1997,  Series D & Series  K had the  following  open  forward
foreign  exchange  contracts  to  sell  currency   (excluding  foreign  currency
contracts used for purchase and sale settlements):


             Currency               Settlement Date     Contract Amount     Contract Rate     Current Rate     Unrealized Gain

Series D     French Franc              12/02/97           $5,316,058             5.6747           5.8215          $134,054
             Italian Lira              12/02/97           $1,792,482         1,699.2200        1710.7000            12,029
             New Zealand Dollar        10/03/97           $5,305,047             0.6900           0.6783            89,844
             Spanish Peseta            12/02/97           $4,351,143           143.4850         147.0600           105,775
                                                                                                                   -------
                                                                                                                  $341,702
                                                                                                                   =======

Series K     Australian Dollar          7/31/97           $1,051,820             1.331026         1.336154          $4,036
             Australian Dollar          7/31/97           $  561,300             1.336184         1.336154              13
             Canadian Dollar            7/09/97           $  943,396             1.378000         1.379077             737
                                                                                                                     -----
                                                                                                                    $4,786
                                                                                                                     =====

                       THIS PAGE LEFT BLANK INTENTIONALLY

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Terry A. Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Barbara J. Davison, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Assistant Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.




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